As filed with the Securities and Exchange Commission on October 15, 2008
1933 Act Registration No. 033-87762
1940 Act Registration No. 811-08918

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 41	☑
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 42	☑

THE HIRTLE CALLAGHAN TRUST
(Exact Name of Registrant as Specified in Charter)
Five Tower Bridge, 300 Barr Harbor, Suite 500
West Conshohocken, PA 19428-2970
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code:
610-828-7200
Copies of communications to:

Laura Anne Corsell, Esq.	(With Copy To):
Montgomery, McCracken, Walker &	Audrey Talley, Esq.
Rhoads LLP	Drinker Biddle & Reath
123 South Broad Street	One Logan Square
Avenue of the Arts	18th and Cherry Streets
Philadelphia, PA 19109	Philadelphia, PA 19103-6996
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
☐	Immediately upon filing pursuant to paragraph (b)

☑	On November 3, 2008 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (1)

☐	On (date) pursuant to paragraph (a) (1)

☐	75 days after filing pursuant to paragraph (a) (2)

☐	On (date) pursuant to paragraph (a) (2) of Rule 485.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Hirtle Callaghan Trust

Prospectus
November 3, 2008
The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

Introduction to The Hirtle Callaghan Trust	3
A summary of the risks, past performance and fees of each Portfolio
Portfolio Descriptions
The Equity Portfolios
The Value Equity Portfolio	4
The Growth Equity Portfolio	8
The Small Capitalization Equity Portfolio	12
The International Equity Portfolio	16
The Emerging Markets Portfolio	20

The Income Portfolios
The Short-Term Municipal Bond Portfolio	23
The Intermediate Term Municipal Bond Portfolio	27

An overview of securities that may be purchased, investment techniques that may be used and the risks associated with them
Investment Risks and Strategies	31

About the Trust’s governance and management framework
Management of the Trust	38

Your guide to an account in The Hirtle Callaghan Trust
Shareholder Information
Purchases and Redemptions	39
Shareholder Reports and Inquiries	42
Dividends and Distributions	42
Federal Taxes	42

Selected Per Share Information
Financial Highlights	44

Information about those responsible for day-to-day investment decisions for the Portfolios
Specialist Manager Guide	48

For More Information	(back cover)

2

Introduction to The Hirtle Callaghan Trust
The Hirtle Callaghan Trust (the “Trust”) offers fifteen separate investment portfolios (each, a “Portfolio,” and together, the “Portfolios”), seven of which are included in this prospectus. Five of the Portfolios discussed in this prospectus — The Equity Portfolios — invest primarily in equity securities. The remaining two Portfolios — The Income Portfolios — invest primarily in fixed income securities. Hirtle, Callaghan & Co., LLC (“Hirtle Callaghan”) serves as the overall sponsor and investment adviser to the Trust. Day-to-day investment decisions are made for the Portfolios by one or more independent money management organizations — the Specialist Managers. Each of the Portfolios is authorized to operate on a “multi-manager” basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of a Portfolio’s benchmark index over time. A “benchmark index” is an independently compiled index of securities that may serve as a performance standard or a proxy for asset allocation purposes.
There are two basic risks to which all mutual funds, including each of the Portfolios, are subject. Mutual fund shareholders run the risk that the value of the securities held by a Portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies. This is referred to as “market risk.” The second risk common to all mutual fund investments is “management risk” — the risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.
Investment in a mutual fund, such as the Portfolios, also involves other risks. One of these, which we refer to here as “multi-manager risk,” is the risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments; (b) pair Specialist Managers that have complementary investment styles; or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result. Decisions with respect to the allocation of assets to one or more Specialist Managers and general oversight of the performance and expenses of the several Portfolios are the responsibility of Hirtle Callaghan. A more detailed discussion of this matter appears later in this Prospectus under the heading “Management of the Trust.”
Depending on the investments made by an individual Portfolio and the investment strategies and techniques used by its Specialist Manager(s), a Portfolio may be subject to additional risks. On the following pages you will find a Portfolio-by-Portfolio summary of the investment policies and risks associated with an investment in the respective Portfolios, illustrations of their past performance and the expenses that you will bear as a shareholder of each Portfolio. A more detailed discussion of investment risks appears later in this Prospectus under the heading “Investment Risks and Strategies.”
As is the case with any investment, your investment in any Portfolio of the Trust involves a risk that you may lose money on your investment.

3

Portfolio Description and Risk Factors — The Value Equity Portfolio
Investment Objective. The investment objective of The Value Equity Portfolio is to provide total return consisting of capital appreciation and current income. The Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.
Principal Investment Strategies. The Portfolio is designed to implement a value-oriented investment approach. A “value investor” seeks to select securities that trade for less than the intrinsic value of the issuing company, as measured by fundamental investment considerations such as earnings, book value and dividend paying ability. It is expected that many of the common stocks in which the Portfolio invests will be dividend paying issues.
Up to 15% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments including option or futures contracts, exchange-traded funds and similar instruments in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.
Specialist Managers. A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Institutional Capital, LLC (“ICAP”) and JS Asset Management, LLC (“JSAM”) are currently responsible for implementing the active component of the Portfolio’s investment strategy. Additionally, a portion of the Portfolio is managed using a “passive” or “index” investment approach designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Management of the Trust,” included later in this Prospectus). SSgA Funds Management, Inc. (“SSgA FM”) is currently responsible for implementing this component for the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The ICAP Investment Selection Process	ICAP adheres to a value-oriented, fundamental investment style. Its investment process involves three key components: research, valuation, and identification of a “catalyst.” First, ICAP uses its proprietary valuation models to identify, from a universe of approximately 450 well established large and mid capitalization companies, those companies that ICAP believes offer the best values relative to this universe. From these undervalued companies, ICAP eliminates stocks that exhibit deteriorating earnings trends. Next, ICAP looks beyond traditional measures of value to find companies where ICAP believes there exists a catalyst for positive change. The catalyst can be thematic (e.g., consolidation of the banking industry), something that would benefit a number of companies (e.g., new technologies or product markets), or an event that is company specific (e.g., a corporate restructuring or the introduction of a new product). An integral part of ICAP’s disciplined process is communication with the top management at each of these companies and, often, the customers, competitors and suppliers of these companies. ICAP continuously monitors each security and, generally, will consider selling a security if ICAP believes that the price target established by ICAP for the security involved has been achieved, the catalyst is no longer a factor for positive change or another stock offers greater opportunity for appreciation.

The JSAM Investment Selection Process	The JSAM investment process seeks to identify companies that are undervalued on an absolute basis rather than relative to their peers. Fundamental to the JSAM process is the determination of a company’s price to “normalized earnings” ratio. This ratio is arrived upon by JSAM through the use of proprietary screening techniques that adjust reported earnings in light of, for example, cyclical industry or market movements. JSAM then evaluates selected companies, seeking to identify those with low price to normalized earnings, low price to sales, and/or low price to cash flow ratios. Additionally, JSAM seeks companies with a catalyst that, in JSAM’s view, can enhance the stock price. Catalysts may include, by way of example: improvement in supply/demand outlook, broad sector or industry changes, hidden or undervalued assets, cost cutting/growth initiatives, management changes, and insider ownership.

4

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach that is designed to replicate the performance (before expenses) of the Russell 1000® Value Index. In addition, SSgA FM may also apply the “indexing” approach to one or more subsets of the Russell 1000® Value Index if deemed appropriate by Hirtle Callaghan. The Russell 1000® Value Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000® Value Index appears later in this Prospectus under the heading “Investment Risks and Strategies — About Benchmarks and Index Investing.”
Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:
•	Credit Risk — Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

•	Derivative Risk — The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies — About Hedging Strategies” and “Investment Risks and Strategies — About Other Permitted Instruments.”

•	Equity Market Risk — The market value of an equity security and the equity markets in general can be volatile.

•	Foreign Currency Risk — Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk — Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•	Index Risk — A passive investment approach gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index in exchange for the assurance that losses experienced in a falling market will be no greater than those experienced by the market as a whole (before taking into account investment expenses, such as brokerage expenses). An index strategy may also include sector risk.

•	Interest Rate Risk — Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

•	Mid Cap Risk — Although the Portfolio’s benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include “mid cap” issuers, and the Portfolio may invest in these companies. These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $2 billion and $15 billion would likely be included in the “mid cap” range.

•	Value Investing Risk — An investment in the Portfolio cannot assure moderation of investment risk. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value.

5

Performance and Shareholder Expenses — The Value Equity Portfolio
Performance. The chart and table below show how The Value Equity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the Russell 1000® Value Index, a widely recognized, unmanaged index of common stocks. All of the information below — the bar chart, tables and example — assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.
Year-by-Year Total Returns as of 12/31*
[BAR CHART]

1998	9.15%
1999	10.89%
2000	6.20%
2001	-3.11%
2002	-21.13%
2003	29.61%
2004	12.49%
2005	10.40%
2006	20.61%
2007	3.50%

*	Results are shown on a calendar year basis; the Portfolio’s fiscal year, however, is June 30.
The Portfolio’s before-tax return for the period from January 1, 2008 through September 30, 2008 (non-annualized) was -22.43%.

Best quarter:	2nd Qtr. 2003	14.93%
Worst quarter:	3rd Qtr. 2002	-19.32%
Average Annual Total Returns
(for the periods ending 12/31/07)

	One	Five	Ten
	Year	Years	Years
The Value Equity Portfolio
- Before Taxes	3.50%	14.98%	7.03%
- After Taxes on Distributions	1.20%	13.56%	5.61%
- After Taxes on Distributions and Sale of Portfolio Shares	4.24%	12.67%	5.46%

Russell 1000® Value Index	-0.17%	14.63%	7.68%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

6

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The annual fund operating expenses shown in the table below are based on amounts incurred during the Portfolio’s most recent fiscal year, unless otherwise indicated.
Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees (a)	0.33%
Other Expenses	0.10%

Total Annual Portfolio Operating Expenses (b)	0.43%

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an actual allocation of assets at June 30, 2008 of 70% ICAP, 23% SSgA FM, and 7% JSAM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$44
3 Years	$138
5 Years	$241
10 Years	$542

7

Portfolio Description and Risk Factors — The Growth Equity Portfolio
Investment Objective. The investment objective of The Growth Equity Portfolio is to provide capital appreciation, with income as a secondary consideration. The Portfolio seeks to achieve this objective by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.
Principal Investment Strategies. The Portfolio is designed to implement a growth-oriented investment approach. “Growth investing” means that securities acquired for the Portfolio can be expected to have above-average potential for growth in revenue and earnings.
Up to 15% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process. Accordingly, dividends paid by this Portfolio can generally be expected to be lower than those paid by The Value Equity Portfolio. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments including option or futures contracts, exchange-traded funds, and similar instruments in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.
Specialist Managers. A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Jennison Associates LLC (“Jennison”) and Sustainable Growth Advisers, LP (“SGA”) are currently responsible for implementing the active component of the Portfolio’s investment strategy. The remaining portion of the Portfolio is managed using a “passive” or “index” investment approach in that it is designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Management of the Trust,” included later in this Prospectus). SSgA FM is currently responsible for implementing this component of the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The Jennison Investment Selection Process	Jennison selects stocks on a company-by-company basis, driven by fundamental research. The bottom-up approach seeks to find companies that possess some or all of the following characteristics: above-average growth in units, revenues, cash flows, and earnings; a defendable competitive position; an enduring business franchise offering a differentiated product and/or service; as well as companies with a proven management team. It is also important for companies to have a robust balance sheet with a high or improving return on equity, return on assets or return on invested capital. Jennison will consider selling or reducing the weight of a position in the portfolio if there is a change in a stock’s fundamentals that Jennison views as unfavorable; the stock reaches its full valuation; or a more attractive portfolio candidate emerges.

The SGA Investment Selection Process	SGA seeks to identify large capitalization companies that exhibit characteristics such as pricing power, repeat revenue streams and global reach that, in SGA’s judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up stock selection approach.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a strict “passive” or “indexing” investment approach that is designed to replicate the performance (before expenses) of the Russell 1000® Growth Index. In addition, SSgA FM may also apply the “indexing” approach to one or more subsets of the Russell 1000® Growth Index if deemed appropriate by Hirtle Callaghan. The Russell 1000® Growth Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000® Growth Index appears later in this Prospectus under the heading “Investment Risks and Strategies — About Benchmarks and Index Investing.”

8

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:
•	Credit Risk — Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

•	Derivative Risk — The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies — About Hedging Strategies” and “Investment Risks and Strategies — About Other Permitted Instruments.”

•	Equity Market Risk — The market value of an equity security and the equity markets in general can be volatile.

•	Foreign Currency Risk — Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk — Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•	Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Index Risk — A passive investment approach gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index in exchange for the assurance that losses experienced in a falling market will be no greater than those experienced by the market as a whole (before taking into account investment expenses, such as brokerage expenses). An index strategy may also include sector risk.

•	Interest Rate Risk — Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

•	Mid Cap Risk — Although the Portfolio’s benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include “mid cap” issuers, and the Portfolio may invest in these companies. These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $2 billion and $15 billion would likely be included in the “mid cap” range.

9

Performance and Shareholder Expenses — The Growth Equity Portfolio
Performance. The chart and table below show how The Growth Equity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the Russell 1000® Growth Index, a widely recognized, unmanaged index of common stocks. All of the information below — the bar chart, tables and example — assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.
Year-by-Year Total Returns as of 12/31*
[BAR CHART]

1998	32.54%
1999	42.16%
2000	-20.39%
2001	-19.34%
2002	-29.48%
2003	31.46%
2004	8.47%
2005	9.82%
2006	5.06%
2007	10.00%

*	Results are shown on a calendar year basis; the Portfolio’s fiscal year, however, is June 30.
The Portfolio’s before-tax return for the period from January 1, 2008 through September 30, 2008 (non-annualized) was -17.55%.

Best quarter:	4th Qtr. 1998	28.16%
Worst quarter:	3rd Qtr. 2001	-20.16%
Average Annual Total Returns
(for the periods ending 12/31/07)

	One	Five	Ten
	Year	Years	Years
The Growth Equity Portfolio
- Before Taxes	10.00%	12.59%	4.44%
- After Taxes on Distributions	9.84%	12.41%	3.59%
- After Taxes on Distributions and Sale of Portfolio Shares	6.69%	10.96%	3.56%

Russell 1000® Growth Index	11.81%	12.11%	3.83%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

10

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The annual fund operating expenses shown in the table below are based on amounts incurred during the Portfolio’s most recent fiscal year, unless otherwise indicated.
Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees (a)	0.24%
Other Expenses	0.08%

Total Annual Portfolio Operating Expenses (b)	0.32%

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an actual allocation of assets at June 30, 2008 of 36% Jennison, 40% SSgA FM, and 24% SGA. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$33
3 Years	$103
5 Years	$180
10 Years	$406

11

Portfolio Description and Risk Factors — The Small Capitalization Equity Portfolio
Investment Objective. The investment objective of The Small Capitalization Equity Portfolio is to provide long-term capital appreciation by investing primarily (i.e., at least 80% of its assets) in equity securities of “small cap” issuers. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.
Principal Investment Strategies. The portfolio is designed to invest primarily in equity securities of U.S. issuers which have market capitalizations that are less than $3.5 billion and/or are comparable to the capitalization of companies in the Russell 2000® Index at the time of purchase. Consistent with this objective the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments such as option or futures contracts and exchange-traded funds in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.
Specialist Managers. Frontier Capital Management Company, LLC (“Frontier”), Geewax & Partners, LLC (“Geewax”), Sterling Johnston Capital Management, L.P. (“Sterling Johnston”), Franklin Portfolio Associates LLC (“FPA”) and IronBridge Capital Management LP (“IronBridge”) currently provide portfolio management services to this Portfolio. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated among them appears in the “Specialist Manager Guide” included later in this Prospectus.

The Frontier Investment Selection Process	Frontier seeks to identify companies with unrecognized earning potential. Factors that may be relevant in the process include earnings per share, growth and price appreciation. Frontier’s investment process combines fundamental research with a valuation model that screens for equity valuation, forecasts for earnings growth and unexpectedly high or low earnings. Generally, Frontier will consider selling a security if Frontier believes that earnings or growth potential initially identified by Frontier has been realized; the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified.

The Geewax Investment Selection Process	Geewax adheres to a top-down quantitative investment philosophy. In selecting investments for the Portfolio, Geewax uses a proprietary valuation system to identify those market segments that Geewax believes have good prospects for growth and reasonable valuations. Geewax then conducts an in-depth analysis of the market capitalization, cash flow, earnings and revenues and other financial characteristics of individual companies within those sectors or industries. Decisions with respect to both the purchase and disposition of securities are made using a variety of proprietary quantitative techniques and with a view to maintaining risk, capitalization and industry characteristics similar to the Russell 2000® Value Index, however, these characteristics can deviate over time from the Russell 2000® Value Index.

The Sterling Johnston Investment Selection Process	Sterling Johnston’s investment objective is to create a portfolio of aggressive small cap growth companies that can generate superior risk-adjusted rates of return over a full market cycle. Sterling Johnston’s process emphasizes investment in emerging growth companies that are identified through a disciplined process involving bottom-up fundamental research. Factors considered in this process include demonstrated accelerating earnings, strong and improving financial characteristics, strong company and industry relative price strength and low institutional ownership/sponsorship. Portfolio holdings are carefully monitored in an effort to ensure that each continues to meet such investment criteria. Stocks will be considered for sale when the factors underlying the initial investment decision are no longer positive, there is a decline or anticipated decline in relative value, there is a decline in relative price strength and/or there is a decline in relative sector strength.

The FPA Investment Selection Process	FPA’s investment process is predicated on the belief that they can consistently differentiate between undervalued and overvalued securities. As a result, FPA emphasizes stock selection in the process and limits the over or under exposure to sectors and other factors. FPA uses over 40 measures, including relative value, future value, fundamental momentum, long-term growth, price action and management signals, to determine a stock’s attractiveness. As with any investment process, there is no assurance of success. In order to make legitimate comparisons between stocks

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that have different characteristics such as industry, style and capitalization, FPA applies a process called Peer Group Relativization to remove certain industry and style effects that can distort a fair comparison across a wide universe of securities. The individual measures are then blended together using a proprietary approach to determine a single score of attractiveness. Using this single score, FPA will rank a universe of stocks from the most attractive to least attractive and group them into deciles. Decile #1 contains stocks FPA believes are the most undervalued in the marketplace and most likely to appreciate to a higher rate. Stocks that fall below the median ranking are automatic sell candidates and the proceeds are reinvested in stocks from the top deciles in the ranking system.

The IronBridge Investment Selection Process	IronBridge uses a “Cash Flow Return on Investment” (“CFROI®”)* methodology to identify attractively priced wealth-creating companies. This involves a four step process. First, IronBridge screens a broad universe of small-cap stocks to determine where each company is in its life cycle and which variables are most important for analysis, rank the companies and compile a list of potential candidates. Next, IronBridge applies a “wealth creation” analysis to determine whether capital investment is creating or destroying shareholder value. In the third step, IronBridge takes the narrowed universe of stocks and applies a CFROI® valuation model to determine the reasons for each company’s financial success and review each one to determine whether it appears likely to be able to repeat its performance in the future. Finally, IronBridge constructs a portfolio of approximately 130 stocks, determining position sizes by the stage of the companies’ life cycles. *“CFROI®” is a registered trademark in the United States and other countries (excluding the United Kingdom) of Credit Suisse or its affiliates.

*“CFROI®” is a registered trademark in the United States and other countries (excluding the United Kingdom) of Credit Suisse or its affiliates.
Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:
•	Derivative Risk — The value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies — About Hedging Strategies” and “Investment Risks and Strategies — About Other Permitted Instruments.”

•	Equity Market Risk — The market value of an equity security and the equity markets in general can be volatile.

•	Mid Cap Risk — The Portfolio is authorized to invest up to 20% of its assets in securities whose capitalizations may exceed the Portfolio’s definition of “small cap issuers.” These companies may have greater financial resources, markets and depth of management than companies in the small cap universe and may be less likely to experience the rapid growth that small cap investors seek. As of the date of this Prospectus, companies with a market capitalization of between $2 billion and $15 billion would likely be included in the “mid cap” range.

•	Small Cap Risk — Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

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Performance and Shareholder Expenses — The Small Capitalization Equity Portfolio
Performance. The chart and table below show how The Small Capitalization Equity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the Russell 2000® Index, a widely recognized, unmanaged index of small capitalization stocks. All of the information below — the bar chart, tables and example — assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.
Year-by-Year Total Returns as of 12/31*
[BAR CHART]

1998	-4.08%
1999	24.70%
2000	2.75%
2001	-2.62%
2002	-25.79%
2003	50.09%
2004	13.03%
2005	11.02%
2006	14.40%
2007	6.56%

*	Results are shown on a calendar year basis; the Portfolio’s fiscal year, however, is June 30.
The Portfolio’s before-tax return for the period from January 1, 2008 through September 30, 2008 (non-annualized) was -15.62%.

Best quarter:	2nd Qtr. 2003	23.33%
Worst quarter:	3rd Qtr. 2002	-23.81%
Average Annual Total Returns
(for the periods ending 12/31/07)

	One	Five	Ten
	Year	Years	Years
The Small Capitalization Equity Portfolio
- Before Taxes	6.56%	18.09%	7.39%
- After Taxes on Distributions	4.17%	16.29%	5.98%
- After Taxes on Distributions and Sale of Portfolio Shares	5.79%	15.51%	5.93%

Russell 2000® Index	-1.57%	16.25%	7.08%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

14

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The annual fund operating expenses shown in the table below are based on amounts incurred during the Portfolio’s most recent fiscal year, unless otherwise indicated.
Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees (a)	0.63%
Other Expenses	0.09%

Total Annual Portfolio Operating Expenses (b)	0.72%

(a)	The Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Figures shown reflect the allocation of assets stated to reflect current fees payable to Specialist Managers. The fees payable for each of Sterling Johnston, IronBridge and FPA were effective as of July 1, 2008. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an actual allocation of assets at June 30, 2008 of 26% Frontier, 18% Geewax, 17% Sterling Johnston, 25% IronBridge, and 14% FPA. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$74
3 Years	$230
5 Years	$401
10 Years	$894

15

Portfolio Description and Risk Factors — The International Equity Portfolio
Investment Objective. The investment objective of The International Equity Portfolio is to maximize total return by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities of issuers located primarily in non-U.S. countries, in non-dollar currencies. Under normal market conditions, the Portfolio’s assets will be invested in equity securities of issuers located in at least three countries other than the United States. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.
Principal Investment Strategies. The Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”). Currently, these markets are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Consistent with its objective, the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. The Portfolio may engage in transactions involving “derivative instruments” — forward foreign currency exchange contracts, option or futures contracts or similar instruments — in order to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated or to achieve market exposure pending investment. The Portfolio may also invest in high-quality short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Up to 10% of the total assets of the Portfolio may be invested in securities of companies located in emerging market countries.
Specialist Managers. Capital Guardian Trust Company (“CapGuardian”), Artisan Partners Limited Partnership (“Artisan”) and Causeway Capital Management LLC (“Causeway”) currently provide portfolio management services to this Portfolio. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The CapGuardian Investment Selection Process	CapGuardian’s selection process is a “bottom-up” approach based on fundamental research and emphasizes individual stock selections, with a focus on industries and market sectors represented in the MSCI EAFE® Index rather than country or regional allocation factors. Decisions with respect to both the purchase and sale of individual stocks are made in a manner that is consistent with this “core” investment focus and based on the analysis by one or more of CapGuardian’s individual portfolio managers of fundamental investment factors such as earnings, sales, product lines and other factors. CapGuardian may consider selling a security if the individual portfolio manager believes either anticipated earnings or growth potential of a particular issuer has been realized or the factors that underlie the original investment decision are no longer valid or the individual portfolio manager identifies a more attractive situation.

The Artisan Investment Selection Process	In selecting investments for the Portfolio, Artisan uses a fundamental stock selection process focused on identifying long-term growth opportunities. Artisan’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally.

•    Themes. Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for our investment themes. Artisan incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision- making.

•    Sustainable Growth. Artisan applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. Artisan seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

16

The Artisan Investment Selection Process, cont.
•    Valuation. Artisan assesses the relationship between Artisan’s estimate of a company’s sustainable growth prospects and its stock price. Artisan utilizes multiple valuation metrics to establish price targets. The Portfolio may sell a stock when Artisan thinks the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

The Causeway Investment Selection Process	Causeway’s investment approach is to identify stocks that appear to be undervalued through the use of a bottom-up stock selection process and with a view to controlling the volatility of returns. Investment decision-making is team-based and driven by fundamental research and quantitative risk analysis, with a focus on characteristics such as price-to-earnings ratios, dividend yields and share repurchases, price-to-book value and price-to-cash flow ratios and financial strength.
Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:
•	Derivative Risk — The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies — About Hedging Strategies” and “Investment Risks and Strategies — About Other Permitted Instruments.”

•	Emerging Markets Risk — Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index.

•	Equity Market Risk — The market value of an equity security and the equity markets in general can be volatile.

•	Foreign Currency Risk — Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk — Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

17

Performance and Shareholder Expenses — The International Equity Portfolio
Performance. The chart and table below show how The International Equity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the MSCI EAFE® Index. All of the information below — the bar chart, tables and example — assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.
Year-by-Year Total Returns as of 12/31*
[BAR CHART]

1998	15.57%
1999	29.77%
2000	-17.32%
2001	-15.91%
2002	-16.93%
2003	32.73%
2004	15.31%
2005	17.36%
2006	21.24%
2007	15.69%

*	Results are shown on a calendar year basis; the Portfolio’s fiscal year, however, is June 30.

The Portfolio’s before-tax return for the period from January 1, 2008 through September 30, 2008 (non-annualized) was -28.95%.

Best quarter:	4th Qtr. 1999	23.39%
Worst quarter:	3rd Qtr. 2002	-20.59%
Average Annual Total Returns
(for the periods ending 12/31/07)

	One	Five	Ten
	Year	Years	Years
The International Equity Portfolio
- Before Taxes	15.69%	20.30%	8.12%
- After Taxes on Distributions	13.57%	19.34%	6.76%
- After Taxes on Distributions and Sale of Portfolio Shares	12.75%	17.78%	6.45%

MSCI EAFE® Index	11.63%	22.08%	9.04%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

18

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The annual fund operating expenses shown in the table below are based on amounts incurred during the Portfolio’s most recent fiscal year, unless otherwise indicated.
Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees (a)	0.45%
Other Expenses	0.12%

Total Annual Portfolio Operating Expenses (b)	0.57%

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. The fees payable for Artisan and CapGuardian were effective as of July 1, 2008. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an actual allocation of assets at June 30, 2008 of 56% CapGuardian, 32% Artisan, and 12% Causeway. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$58
3 Years	$183
5 Years	$318
10 Years	$714

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Portfolio Description and Risk Factors – The Emerging Markets Portfolio
Investment Objective. The investment objective of this Portfolio is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.
Principal Investment Strategies. The Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Portfolio’s management team to have a developing or emerging economy or securities market. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.
The Portfolio will diversify investments across several countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the Portfolio invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the Portfolio’s assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the Portfolio’s management team will evaluate the countries’ economic and political climates with prospects for sustained macro and micro economic growth. The Portfolio’s management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation and interest rates. Liquidity and transaction costs will also be considered.
The Portfolio may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. As collateral for derivative securities, the Portfolio may also invest in fixed income securities rated investment grade or better issued by US companies. The Portfolio’s equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Portfolio may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.
The Portfolio invests primarily in the Morgan Stanley Capital International® Emerging Market Index (MSCI EM) countries. As the MSCI EM introduces new emerging market countries, the Portfolio may include those countries among the countries in which it may invest.
Specialist Manager(s). SSgA FM provides portfolio management services to the Emerging Markets Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

The SSgA FM Investment Selection Process	In selecting investments for the Emerging Markets Portfolio, the management team identifies attractive countries and stocks to invest in. Through the use of quantitative models, the investment team incorporates valuation, growth and sentiment measures to rank assets on relative attractiveness. The team seeks to build a diversified portfolio designed to outperform the Portfolio’s benchmark over time.
Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:
•	Derivative Risk — The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies — About Hedging Strategies” and “Investment Risks and Strategies — About Other Permitted Instruments.”

•	Emerging Markets Risk — Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed

20

nations, such as the United States, Canada and those included in the MSCI EAFE® Index. Certain types of securities, including emerging market securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.
•	Equity Market Risk — The market value of an equity security and the equity markets in general can be volatile.

•	Foreign Currency Risk — Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk — Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•	IPO Holding Risk - IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Portfolio can participate. Even when the Portfolio requests to participate in an IPO, there is no guarantee that a Portfolio will receive an allotment of shares in an IPO sufficient to satisfy a Portfolio’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

•	IPO Trading Risk - IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Portfolio’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Portfolio purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

•	Non-Investment Grade Securities Risk - Securities rated below BBB by S&P or Baa by Moody’s may involve greater risks than securities in higher rating categories.

•	Small Cap Risk — Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

21

Performance and Shareholder Expenses — The Emerging Markets Portfolio
Performance. Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.
Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees	0.80%
Other Expenses(a)	0.35%

Total Annual Portfolio Operating Expenses (b)	1.15%

(a)	Based on estimated amounts for the current fiscal year.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$117
3 Years	$365

22

Portfolio Description and Risk Factors — The Short-Term Municipal Bond Portfolio
Investment Objective. The investment objective of The Short-Term Municipal Bond Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a portfolio of municipal bonds (i.e., debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax). It is the Portfolio’s policy that, under normal circumstances, at least 80% of its net assets will be invested in such securities (collectively, “Tax-Exempt Securities”). Tax-Exempt Securities may include general obligation bonds and notes, revenue bonds and notes (including industrial revenue bonds and municipal lease obligations), as well as participation interests relating to such securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.
Principal Investment Strategies. The Portfolio’s principal investment strategy is to invest at least 80% of its assets in Tax-Exempt Securities so that it will qualify to pay “exempt-interest dividends.” The Portfolio does not currently intend to invest in obligations, the interest on which is a preference item for purposes of the Federal alternative minimum tax. Tax-Exempt Securities may be purchased at significant discounts or premiums to par (face value). Any gains at sale or maturity of Tax-Exempt Securities may be subject to either capital gains or ordinary income taxes. The Portfolio invests primarily in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization or, if unrated, that are determined by the Specialist Manager to be of comparable quality. The Portfolio intends to maintain a dollar-weighted effective average portfolio maturity of no longer than three years. In order to maintain liquidity, the Portfolio is authorized to invest up to 20% of its total assets in taxable instruments.
Specialist Manager. Breckinridge Capital Advisors, Inc. (“Breckinridge”) currently serves as Specialist Manager for The Short-Term Municipal Bond Portfolio. Further information about Breckinridge and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” section included later in this Prospectus.

The Breckinridge Investment Selection Process	In selecting securities for investment by the Portfolio, Breckinridge generally uses a bottom-up approach that seeks to invest in undervalued securities having credit quality and structural characteristics consistent with the investment objectives of providing current income and capital preservation. Investment opportunities are first identified based on fundamental analysis of the municipal issuer’s credit quality followed by a quantitative analysis of a security’s structure (call features, coupon, sinking fund, etc.) and an assessment of its risk-adjusted return relative to other tax-exempt offerings and returns available in the taxable fixed-income markets. In the event any security held by the Portfolio is downgraded below the Portfolio’s authorized rating categories, Breckinridge will review the security and determine whether to retain or dispose of that security.
Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:
•	Credit Risk — An investment in the Portfolio also involves the risk that the issuer of a municipal security that the Portfolio holds will not make principal or interest payments when they are due, or that the value of the municipal securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality fixed income securities.

•	Extension Risk — These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline. Further information about extension and prepayment risks appears later in this Prospectus under the heading “Investment Risks and Strategies — About Fixed Income Securities.”

•	Interest Rate Risk — One of the primary risks associated with an investment in the Portfolio is the risk that the value of municipal securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•	Non-Diversification Risk — The Portfolio is classified as a non-diversified for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”). This means that, with respect to 50% of its investment portfolio, there is no limit on the percentage of assets that can be invested in a single issuer. Accordingly, an investment in a non-diversified fund may entail

23

greater risk than would otherwise be the case because the potential for a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Portfolio.
•	Prepayment Risk — Municipal securities held by the Portfolio may be called (prepaid) before their maturity dates. This usually occurs as interest rates are declining. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. In addition, the Portfolio may lose price appreciation if a bond it holds is called earlier than scheduled.

•	Tax Risk — Changes in Federal tax laws or regulations could change the tax-exempt status of income from any or all of the Portfolio’s municipal securities. In addition, short-term capital gains and a portion of any gain attributable to bonds purchased at market discount will be treated as ordinary income for Federal tax purposes.

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Performance and Shareholder Expenses — The Short-Term Municipal Bond Portfolio
Performance. The chart and table below show how The Short-Term Municipal Bond Portfolio has performed, and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each full calendar year since the Portfolio’s inception on March 1, 2006. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the Merrill Lynch Muni 1-3 Year Index, an unmanaged index of fixed income securities. All of the information below — the bar chart, tables and example — assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.
Year-by-Year Total Returns as of 12/31*
[BAR CHART]

2007	4.23%

*	Results are shown on a calendar year basis; the Portfolio’s fiscal year, however, is June 30.
The Portfolio’s before-tax return for the period from January 1, 2008 through September 30, 2008 (non-annualized) was 2.08%.

Best quarter:	3rd Quarter 2007	1.58%
Worst quarter:	2nd Quarter 2007	0.34%
Average Annual Total Returns
(for the periods ending 12/31/07)

	One	Since
	Year	Inception*
The Short Term Municipal Bond Portfolio
- Before Taxes	4.23%	3.65%
- After Taxes on Distributions	4.23%	3.65%
- After Taxes on Distributions and Sale of Portfolio Shares	3.94%	3.59%

Merrill Lynch Muni 1-3 Year Index	4.69%	4.16%**

*	Since inception of the Portfolio on March 1, 2006.

**	Benchmark returns since February 28, 2006 (benchmark returns available only on a month-end basis).

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

25

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees	0.18%
Other Expenses	0.14%
Acquired fund fees and expenses (a)	0.01%

Total Annual Portfolio Operating Expenses (a)	0.33%

(a)	In addition to the Portfolio’s direct expenses, the Portfolio indirectly bears a pro-rata share of the expenses of the underlying funds in which it invests. These acquired fund fees and expenses are not included in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of each Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$34
3 Years	$106
5 Years	$185
10 Years	$418

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Portfolio Description and Risk Factors — The Intermediate Term Municipal Bond Portfolio
Investment Objective. The investment objective of The Intermediate Term Municipal Bond Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily (i.e., at least 80% of assets) in a diversified portfolio of intermediate-term fixed income securities, the interest on which is exempt from regular Federal income tax. These securities, which include both securities issued by municipalities and so-called “private activity bonds,” are referred to as “Municipal Securities.” In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.
Principal Investment Strategies. It is a fundamental policy of the Portfolio that, under normal circumstances, at least 80% of its net assets will be invested in Municipal Securities. Municipal Securities acquired for the Portfolio will generally be rated in one of the three highest rating categories assigned by one of the major independent rating agencies, or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its assets in Municipal Securities that are rated in the fourth highest category. In order to maintain liquidity or in the event that the Portfolio’s Specialist Manager believes that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years.
Specialist Manager. Schroder Investment Management North America Inc. (“Schroders”) currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

The Schroders Investment Selection Process	In selecting securities for investment by the Portfolio, Schroders generally uses a bottom-up approach. This approach focuses on individual security selection rather than relying on interest rate forecasts. Schroders’ analytic process involves assigning a relative value, based on creditworthiness, cash flow and price, to each bond. Credit analysis is then used to determine the issuer’s ability to fulfill its obligations. By comparing each bond to a U.S. Treasury instrument, Schroders then seeks to identify whether the market price of the bond is an accurate reflection of its intrinsic value. Municipal Securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers. In the event any security held by the Portfolio is downgraded below the Portfolio’s authorized rating categories, Schroders will review the security and determine whether to retain or dispose of that security.
Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:
•	AMT Risk — There is no limit on purchases of Municipal Securities, the interest on which is a preference item for purposes of the Federal alternative minimum tax. If the Portfolio’s holdings of such securities are substantial and you are subject to this tax, a substantial portion of any income you receive as a result of your investment in the Portfolio will be subject to this tax. Moreover, the Portfolio may invest up to 20% of its net assets in taxable securities, income from which is subject to regular Federal income tax.

•	Credit Risk — An investment in the Portfolio also involves the risk that the issuer of a Municipal Security that the Portfolio holds will not make principal or interest payments when they are due, or that the value of the Municipal Securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality fixed income securities.

•	Extension Risk — These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline. Further information about extension and prepayment risks appears later in this Prospectus under the heading “Investment Risks and Strategies — About Fixed Income Securities.”

•	Interest Rate Risk — One of the primary risks associated with an investment in the Portfolio is the risk that the value of Municipal Securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

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Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

•	Prepayment Risk — Municipal securities held by the Portfolio may be called (prepaid) before their maturity dates. This usually occurs as interest rates are declining. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. In addition, the Portfolio may lose price appreciation if a bond it holds is called earlier than scheduled.

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Performance and Shareholder Expenses — The Intermediate Term Municipal Bond Portfolio
Performance. The chart and table below show how The Intermediate Term Municipal Bond Portfolio has performed, and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each full calendar year since the Portfolio’s inception on July 1, 1998. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the Lehman Brothers 5-Year Government Obligations Index (“Lehman 5-Year G.O. Index”), an unmanaged index of fixed income securities. All of the information below — the bar chart, tables and example — assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.
Year-by-Year Total Returns as of 12/31*
[BAR CHART]

1999	-1.02%
2000	8.68%
2001	5.30%
2002	7.95%
2003	4.45%
2004	3.65%
2005	2.60%
2006	3.91%
2007	3.27%

*	Results are shown on a calendar year basis; the Portfolio’s fiscal year, however, is June 30.

The Portfolio’s before-tax return for the period from January 1, 2008 through September 30, 2008 (non-annualized) was -2.39%.

Best quarter:	3rd Qtr. 2002	3.58%
Worst quarter:	2nd Qtr 2004	-1.31%
Average Annual Total Returns
(for the periods ending 12/31/07)

	One	Five	Since
	Year	Years	Inception*
The Intermediate Term Municipal Bond Portfolio

- Before Taxes	3.27%	3.57%	4.35%
- After Taxes on Distributions	3.05%	3.47%	4.30%
- After Taxes on Distributions and Sale of Portfolio Shares	3.44%	3.58%	4.32%

Lehman 5-Year G.O. Index	5.12%	3.33%	4.57%**

*	Since inception of the Portfolio on July 1, 1998.

**	Benchmark return since June 30, 1998 (benchmark returns available only on a month-end basis).

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

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Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees	0.25%
Other Expenses	0.08%

Total Annual Portfolio Operating Expenses (a)	0.33%

(a)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$34
3 Years	$106
5 Years	$185
10 Years	$418

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Investment Risks and Strategies
The following is a summary of the types of investments that the Trust’s Portfolios may make and some of the risks associated with such investments. A more extensive discussion, including a description of the Trust’s policies and procedures with respect to disclosure of each Portfolio’s securities, appears in the Statement of Additional Information.
About Benchmarks and Index Investing. The benchmarks for The Value Equity and The Growth Equity Portfolios are the Russell 1000® Value Index and the Russell 1000® Growth Index, respectively. These indexes are among those indexes produced by The Frank Russell Company (“Russell”) and, like many of the indexes in this group, are based on the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies (in terms of market capitalization) and represents approximately 98% of the investable U.S. equity market. The Russell indexes are unmanaged and market cap-weighted. During the second quarter of each year, Russell’s U.S. indexes are adjusted to reflect current stock market capitalizations as of May 31 of that year. This annual “reconstitution” re-ranks each company, establishing the year’s new index membership. The newly adjusted index membership takes effect at the market close on the fourth Friday in June, and remains in place until the following year’s reconstitution process. The Russell indexes referenced above include common stocks issued by companies domiciled in the United States or its territories as well as non-U.S. domiciled companies.
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 1000® Growth Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively lower price-to-book ratios and lower forecasted growth values.
The indexes noted above are used by the Board of Trustees and by Hirtle Callaghan as one standard against which to measure the performance of the Specialist Managers to whom assets of the various Equity Portfolios have been allocated. In addition, a portion of the assets of The Value Equity and The Growth Equity Portfolios (the “Index Accounts”) are allocated to a Specialist Manager who is committed to investing assets allocated to it in a manner that replicates the appropriate benchmark index. This passive investment style differs from the active management investment techniques used by the Trust’s other Specialist Managers. Rather than relying upon fundamental research, economic analysis and investment judgment, this approach uses automated statistical analytic procedures that are designed to replicate the performance of a selected stock index.
It is intended that the Index Accounts be invested in all of the securities included in the Russell 1000® Growth Index, in the case of The Growth Equity Portfolio, or the Russell 1000® Value Index, in the case of The Value Equity Portfolio; securities will be acquired in proportion to their weighting in the relevant index. Under certain circumstances, it may not be possible for an Index Account to acquire all securities included in the relevant index. This might occur, for example, in the event that an included security is issued by one of the Trust’s Specialist Managers or if there is insufficient trading activity in an included security for any reason. To the extent that all securities included in the appropriate index cannot be purchased, the Specialist Manager will purchase a representative sample of other included securities in proportion to their weightings. It is anticipated that these investment methods will result in a close correlation between the performance of the Index Accounts and the performance of the relevant index in both rising and falling markets, and every effort will be made to achieve a correlation of at least 0.95, before deduction of the expenses associated with the management of the respective Index Accounts and the Portfolio of which they are a part. A correlation of 1.00 would represent a perfect correlation between the performance of an Index Account and the relevant index. Investors should be aware, however, that while use of an index investment approach may limit an investor’s losses (before expenses) to those experienced in the overall securities markets as represented by the relevant index, it is also the case that an investor gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index.
About Equity Securities. The prices of equity and equity-related securities will fluctuate — sometimes dramatically — over time and a Portfolio could lose a substantial part, or even all, of its investment in a particular issue. The term “equity securities” includes common and preferred stock; “equity-related securities” refers to securities that may be convertible into common stock or preferred stock, or securities that carry the right to purchase common or preferred stock. Price fluctuations may reflect changes in the issuing company’s financial condition, overall market conditions or even perceptions in the marketplace about the issuing company or economic trends. Prices of convertible securities may, in addition, also be affected by prevailing interest rates, the credit quality of the issuer and any call provisions.
Small Company Risk. Equity securities of smaller companies may be subject to more abrupt or erratic price movements than larger, more established companies. These securities are often traded in the over-the-counter markets and, if listed on national or regional

31

exchanges, may not be traded in volumes typical for such exchanges. This may make them more difficult to sell at the time and at a price that is desirable. Smaller companies can provide greater growth potential than larger, more mature firms. Investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks have been more volatile in price than companies with larger capitalizations. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.
About Foreign Securities. Equity securities of non-U.S. companies are subject to the same risks as other equity or equity-related securities. Foreign fixed income securities are subject to the same risks as other fixed income securities (as described below). Foreign investments also involve additional risks. These risks include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of foreign political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Transactions in markets overseas are generally more costly than those associated with domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce a Portfolio’s income.
Foreign Currency Risk. The prices of securities denominated in a foreign currency will also be affected by the value of that currency relative to the U.S. dollar. Exchange rate movements can be large and long-lasting and can affect, either favorably or unfavorably, the value of securities held in the Portfolio. Such rate movements may result from actions taken by the U.S. or foreign governments or central banks, or speculation in the currency markets.
Foreign Government Securities. Foreign governments, as well as supranational or quasi-governmental entities, such as the World Bank, may issue fixed income securities. Investments in these securities involve both the risks associated with any fixed income investment and the risks associated with an investment in foreign securities. In addition, a governmental entity’s ability or willingness to repay principal and interest due in a timely manner may be affected not only by economic factors but also by political circumstances either internationally or in the relevant region. These risks extend to debt obligations, such as “Brady Bonds,” that were created as part of the restructuring of commercial bank loans to entities (including foreign governments) in emerging market countries. Brady Bonds may be collateralized or not and may be issued in various currencies, although most are U.S. dollar denominated.
Emerging Market Securities. Investing in emerging market securities increases the risks of foreign investing. The risk of political or social upheaval, expropriation and restrictive controls on foreign investors’ ability to repatriate capital is greater in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, there may be few publicly traded securities and the market may be dominated by a few issuers or sectors. Fixed income securities issued by emerging market issuers are more likely to be considered equivalent to risky high yield securities. Investment funds and structured investments are mechanisms through which U.S. or other investors may invest in certain emerging markets that have laws precluding or limiting direct investments in their securities by foreign investors.
About Fixed Income Securities. Fixed income securities — sometimes referred to as “debt securities” — include bonds, notes (including structured notes), mortgage-backed and asset-backed securities, convertible and preferred securities as well as short-term debt instruments, often referred to as money market instruments. Fixed income securities may be issued by U.S. or foreign corporations, banks, governments, government agencies or subdivisions or other entities. A fixed income security may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. All of these factors — the type of instrument, the issuer and the payment terms — will affect the volatility and the risk of loss associated with a particular fixed income issue. The “maturity” of a fixed income instrument and the “duration” of a portfolio of fixed income instruments also affect investment risk. The maturity of an individual security refers to the period remaining until holders of the instrument are entitled to the return of its principal amount. Longer-term securities tend to experience larger price changes than shorter-term securities because they are more sensitive to changes in interest rates or in the credit ratings of issuers. Duration refers to a combination of criteria, including yield to maturity, credit quality and other factors that measure the exposure of a portfolio of fixed income instruments to changing interest rates. An investment portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher average duration.

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Interest Rate Risk. Although the term fixed income securities includes a broad range of sometimes very different investments, all fixed income securities are subject to the risk that their value will fluctuate as interest rates in the overall economy rise and fall. The value of fixed income securities will tend to decrease when interest rates are rising and, conversely, will tend to increase when interest rates decline. Thus, in periods of declining interest rates, the yield of a Portfolio that invests in fixed income securities will tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Portfolio will tend to be lower.
Prepayment Risk and Extension Risk. Prepayments of fixed income securities will also affect their value. When interest rates are falling, the issuers of fixed income securities may repay principal earlier than expected. As a result, a Portfolio may have to reinvest these prepayments at the then prevailing lower rates, thus reducing its income. In the case of mortgage-backed or asset-backed issues — securities backed by pools of loans — payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely, payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage- or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value of the instrument adversely.
Credit Risk. Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Corporation (“S&P”) and Moody’s Investors Service, Inc. These ratings represent the judgment of the rating organization about the safety of principal and interest payments. They are not guarantees of quality and may be subject to change even after a security has been acquired. Not all fixed income securities are rated, and unrated securities may be acquired by the Income Portfolios if the relevant Specialist Manager determines that their quality is comparable to rated issues.
Risk Factors Relating to High Yield or “Junk” Bonds. Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. Such securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of these securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment-grade securities. The Portfolios will not generally purchase “distressed” securities.
When-issued Securities. Fixed income securities may be purchased for future delivery but at a predetermined price. The market value of securities purchased on a “when-issued” basis may change before delivery; this could result in a gain or loss to the purchasing Portfolio.
Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities represent participations in (or are backed by) loans secured by real property. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Because of their derivative structure — the fact that their value is derived from the value of the underlying assets — these securities are particularly sensitive to prepayment and extension risks noted above. Small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.
Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are

33

purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or “interest-only” class), while the other class will receive all of the principal (“PO” or “principal-only” class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.
Mortgage Dollar Rolls. Mortgage dollar rolls are arrangements in which a Portfolio would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Portfolio would forego principal and interest paid on the mortgage-backed securities during the roll period, the Portfolio would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a Portfolio would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Portfolios.
Inverse Floating Rate Municipal Obligations. Inverse floating rate municipal obligations are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.
Securities Purchased At Discount. Securities purchased at a discount, such as step-up bonds, could require a Portfolio to accrue and distribute income not yet received. If it invests in these securities, a Portfolio could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions. Among the types of these securities in which a Portfolio may invest are zero coupon securities, which are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.
About Municipal Securities
These securities are fixed income securities issued by local, state and regional governments or other governmental authorities — and they may be issued for a wide range of purposes, including construction of public facilities or short-term funding, and for varying maturities. Interest on Municipal Securities will be exempt from regular Federal income taxes, but may be a tax preference item for purposes of computing alternative minimum tax (“AMT”). The tax treatment that will be accorded to interest payable by issuers of Municipal Securities will depend on the specific terms of the security involved.
Private Activity and Industrial Revenue Bonds. Municipal Securities may be “general obligations” of their issuers, the repayment of which is secured by the issuer’s pledge of full faith, credit and taxing power. Municipal Securities may be payable from revenues derived from a particular facility that will be operated by a non-government user. The payment of principal and interest on these

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bonds is generally dependent solely on the ability of the private user or operator to meet its financial obligations and the pledge, if any, of real or personal property securing that obligation.
Credit Enhancements. Some Municipal Securities feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Security should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.
Credit Supports. The creditworthiness of particular Municipal Securities will generally depend on the creditworthiness of the entity responsible for payment of interest on such particular Municipal Security. Municipal Securities also include instruments issued by financial institutions that represent interests in Municipal Securities held by that institution — sometimes referred to as participation interests — and securities issued by a municipal issuer that are guaranteed or otherwise supported by a specified financial institution. Because investors will generally look to the creditworthiness of the supporting financial institution, changes in the financial condition of that institution, or ratings assigned by rating organizations of its securities, may affect the value of the instrument.
About Real Estate Investments
Real Estate Investment Trusts. Each of the Equity Portfolios may invest in equity interests issued by real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers and derive income primarily from the collection of rents and/or interest income. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.
About Temporary Investment Practices. It is the intention of the Trust that each of the Portfolios be fully invested in accordance with its respective investment objective and policies at all times. Except with respect to the Index Accounts, a Specialist Manager may attempt to maintain liquidity pending investment by investing up to 20% of the assets allocated to it by a particular Portfolio in short-term money market instruments issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities. Such securities are referred to in this Prospectus as U.S. government securities. The Portfolios may also invest in repurchase agreements secured by U.S. government securities or short-term money market instruments of other issuers, including corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received, one of the two highest ratings assigned by at least one recognized rating organization and/or money market funds. When the Trust reallocates Portfolio assets among Specialist Managers, adds an additional Specialist Manager to a Portfolio, or replaces a Specialist Manager with another Specialist Manager, the respective Specialist Manager receiving assets to invest may invest those Portfolio assets in short-term money market instruments during a startup or transition period while determining appropriate longer term investments. Under extraordinary market or economic conditions, all or any portion of a Portfolio’s assets may be invested in short-term money market instruments for temporary defensive purposes. If such action is taken by a Specialist Manager as a result of an incorrect prediction about the effect of economic, financial or political conditions, the performance of the affected Portfolio will be adversely affected and the Portfolio may be unable to achieve its objective.
About Hedging Strategies. Except with respect to the Index Accounts, a Specialist Manager may, but is not obligated to, use certain strategies (“Hedging Strategies”) on behalf of a Portfolio in order to reduce certain risks that would otherwise be associated with their respective securities investments. In anticipation of future purchases, each Specialist Manager, including a Specialist Manager responsible for an Index Account, may use Hedging Strategies to gain market exposure pending direct investment in securities. These

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strategies include the use of options on securities and securities indexes and options on stock index and interest rate futures contracts. Both the Equity Portfolios (except the Index Accounts) and the Income Portfolios may also use forward foreign currency contracts in connection with the purchase and sale of those securities, denominated in foreign currencies, in which each is permitted to invest. In addition, The International Equity and Emerging Markets Portfolios may, but are not obligated to, use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which securities held by these Portfolios are denominated.
The Short-Term Municipal Bond Portfolio may enter into swap transactions. Swap transactions are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indexes or commodity indexes. Swaps may be used to manage the maturity and duration of a fixed income portfolio or to gain exposure to a market without directly investing in securities traded in that market.
Use of the instruments noted above (collectively, “Hedging Instruments”) must be consistent with a Portfolio’s investment objective and policies (and, in the case of the Index Accounts, the indexing strategy described earlier in this Prospectus). In addition, a Portfolio may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts. The Portfolios may not use Hedging Instruments for speculative purposes. No Portfolio may invest more than 10% of its total assets in option purchases. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.
No assurances can be made that a Specialist Manager will use any Hedging Strategies, a particular Hedging Strategy or a particular Hedging Instrument. However, there are certain overall considerations to be aware of in connection with the use of Hedging Instruments in any of the Portfolios. The ability to predict the direction of the securities or currency markets and interest rates involves skills different from those used in selecting securities. Although the use of various Hedging Instruments is intended to enable each of the Portfolios to hedge against certain investment risks, there can be no guarantee that this objective will be achieved. For example, in the event that an anticipated change in the price of the securities (or currencies) that are the subject of the Hedging Strategy does not occur, it may be that the Portfolio employing such Hedging Strategy would have been in a better position had it not used such a strategy at all. Moreover, even if the Specialist Manager correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the option or futures position do not correspond to changes in the value of investments that the position was designed to hedge. Suitable hedging transactions may not be available in all circumstances. To the extent these strategies are used, they can disproportionately increase losses and reduce opportunities for gain when security prices, indices, currency rates or interest rates are changing in unexpected ways. A Portfolio may suffer losses disproportionate to the amount of its investments in these securities. Liquid markets do not always exist for certain Hedging Instruments and lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and/or make valuation of the instrument difficult to determine. In the case of an option, the option could expire before it can be sold, with the resulting loss of the premium paid by a Portfolio for the option. In the case of a futures contract, a Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, options that are traded over-the-counter differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between the parties. For this reason, the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In the case of currency-related instruments, such as foreign currency options, options on foreign currency futures, and forward foreign currency contracts, it is generally not possible to structure transactions to match the precise value of the securities involved since the future value of the securities will change during the period that the arrangement is outstanding. As a result, such transactions may preclude or reduce the opportunity for gain if the value of the hedged currency changes relative to the U.S. dollar. Like over-the-counter options, such instruments are essentially contracts between the parties and the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction.

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About Other Permitted Instruments.
Temporary Investment Strategies. Each of the Portfolios may borrow money from a bank for temporary emergency purposes and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of the Investment Company Act, involves the sale of a security by the Trust and its agreement to repurchase the instrument at a specified time and price. Accordingly, the Trust will maintain a segregated account consisting of cash, U.S. government securities or high-grade, liquid obligations, maturing not later than the expiration of a reverse repurchase agreement, to cover its obligations under the agreement. To avoid potential leveraging effects of a Portfolio’s borrowings, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are in excess of 5% of a Portfolio’s total assets. Borrowings outstanding at any time will be limited to no more than one-third of a Portfolio’s total assets. Each of the Portfolios may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending Portfolio. During the time securities are on loan, the borrower will pay to the Portfolio any income that may accrue on the securities. The Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. No Portfolio will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Portfolio’s total assets.
Liquidity Risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
Market Risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.
Investments in Other Investment Companies.
The Specialist Managers may also acquire, on behalf of a Portfolio, other securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objective and policies of that Portfolio. Such investment company securities include interests in unit investment trusts structured to reflect a specified index, such as the S&P 500 Composite Stock Price Index Depositary Receipts (“SPDRs”) or the S&P Mid Cap 400 Index Depositary Receipts (“MidCap SPDRs”). The Portfolios may invest in these instruments (or similar instruments that may become available in the future) to achieve market exposure pending direct investment in securities in accordance with the investment policies of the relevant Portfolio, to hedge against the relative value of the securities in which an acquiring Portfolio primarily invests, or to facilitate the management of cash flows in or out of that Portfolio, provided that only those listed on the American Stock Exchange or the New York Stock Exchange may be acquired. Other investment company securities that may be acquired by a Portfolio include those of investment companies which invest in short-term money market instruments.
Exchange-traded funds (“ETFs”) are securities that are issued by investment companies and traded on securities exchanges. ETFs are subject to market and liquidity risk. The Portfolios may invest in ETFs. Such ETFs are unaffiliated with the Portfolio.
Many ETFs (“Index-based ETFs”) seek to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in Index-based ETFs offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.
Because ETFs are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to up to 5% of its total assets and limit aggregate investments in all investment companies to 10% of total assets. Provided certain requirements set forth in the Investment Company Act are met, however, investments in excess of these limitations may be made. In

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particular, the Portfolio may invest in the iShares® Trust and iShares®, Inc. (“iShares®”) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® funds make any representations regarding the advisability of investing in an iShares® fund.
The Portfolio may invest in these instruments to achieve market exposure pending direct investment in securities in accordance with the investment policies of the relevant Portfolio, to hedge against the relative value of the securities in which an acquiring Portfolio primarily invests, or to facilitate the management of cash flows in or out of that Portfolio. Other investment company securities that may be acquired by a Portfolio include those of investment companies which invest in short-term money market instruments.
Management of the Trust
The Board of Trustees is responsible for the overall supervision and management of the business and affairs of the Trust. Day-to-day operations of the Trust are the responsibility of the Trust’s officers and various service organizations retained by the Trust.
Hirtle Callaghan serves as the overall investment adviser to the Trust under the terms of its discretionary investment advisory agreement (“Hirtle Callaghan Agreement”) with the Trust. Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the Specialist Managers, and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Although Hirtle Callaghan advises the Board of Trustees with regard to investment matters, Hirtle Callaghan is not responsible for day-to-day investment decisions for the Trust or its Portfolios. Hirtle Callaghan is, however, responsible for monitoring both the overall performance of each Portfolio, and the individual performance of each Specialist Manager within those Portfolios served by more than one Specialist Manager. Hirtle Callaghan may, from time to time, reallocate the assets of a multi-manager Portfolio among the Specialist Managers that provide portfolio management services to that Portfolio when it believes that such action would be appropriate to achieve the overall objectives of the particular Portfolio. Under the Hirtle Callaghan Agreement, Hirtle Callaghan does have direct authority to invest and reinvest the Trust’s assets but Hirtle Callaghan does not currently do so. Hirtle Callaghan is an integral part of the Specialist Manager selection process and instrumental in the supervision of Specialist Managers.
As part of its oversight responsibilities, Hirtle Callaghan seeks to manage overall active portfolio risk. In connection with this effort, Hirtle Callaghan may, from time to time, determine that, as result of investment decisions in actively managed portions of the Portfolio, the overall Portfolio is underweight with respect to a specific market sector represented in the designated benchmark index. If, in Hirtle Callaghan’s judgment, it is appropriate to do so from a risk management perspective, Hirtle Callaghan may direct that a portion of those assets allocated to the “passive” or “index” investment approach be invested in a manner that replicates a subset of the market sector that, in Hirtle Callaghan’s judgment, is underweighted in the Portfolio as a whole. By way of example, application of the investment process of an active manager may result in a decision to limit investments in financial services. Taking into account the Portfolio’s overall structure, however, Hirtle Callaghan may determine that the Portfolio is disproportionately underweight in financial services from a risk management perspective. Under such circumstances, Hirtle Callaghan may (but is not required to) direct that a portion of those assets allocated to the “passive” or “index” investment approach be invested in a manner that replicates the financial services sector or subset of the designated index. The companies represented in the subset (“Subset Components”) will be determined by the Specialist Manager responsible for the “indexed” portion of the Portfolio and it is expected that investments in each of the Subset Components will be made weighted in accordance with the overall benchmark index.
The Board of Trustees has authorized the Trust’s officers to request an order from the Securities and Exchange Commission (“SEC”) that would permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board of Trustees but without submitting such contracts for the approval of the shareholders of the relevant Portfolio. The Trust’s shareholders have also approved this arrangement, however, the exemptive relief required from the SEC has not yet been obtained.
Officers of Hirtle Callaghan serve as the executive officers of the Trust and/or as members of the Board of Trustees. For its services under the Hirtle Callaghan Agreement, Hirtle Callaghan is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. The principal offices of Hirtle Callaghan are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428-2970. A registered investment adviser under the Investment Advisers Act of 1940, as amended, since 1988, Hirtle Callaghan had, as of August 31, 2008, approximately $15 billion in assets under management. Hirtle Callaghan is wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle.
Specialist Managers. Day-to-day investment decisions for each of the Portfolios are the responsibility of one or more Specialist Managers retained by the Trust. In accordance with the terms of separate portfolio management agreements relating to the respective

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Portfolios, and subject to the general supervision of the Trust’s Board of Trustees, each of the Specialist Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments for the Portfolios they serve.
In the case of those Portfolios that are served by more than one Specialist Manager, Hirtle Callaghan is responsible for determining the appropriate manner in which to allocate assets to each such Specialist Manager. Hirtle Callaghan may increase or decrease the allocation to a Specialist Manager, if it deems it appropriate to do so, in order to achieve the overall objectives of the Portfolio involved. Allocations may vary between zero percent (0%) and one hundred percent (100%) of a Portfolio’s assets managed by a particular Specialist Manager at any given time. Hirtle Callaghan may also recommend that the Board of Trustees terminate a particular Specialist Manager when it believes that such termination will benefit a Portfolio. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to: (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selections processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers.
A detailed description of the Specialist Managers that currently serve the Trust’s various Portfolios is found in the Specialist Manager Guide included in this Prospectus.
A discussion regarding the Board of Trustees’ basis for approving the Trust’s agreements with Hirtle Callaghan and each of the Specialist Managers appears in the Trust’s Annual Report to Shareholders dated June 30, 2008.
Shareholder Information
Purchases and Redemptions
Purchasing Shares of the Portfolios. You may purchase shares of any of the Portfolios only if you are a client of Hirtle Callaghan or a financial intermediary that has established a relationship with Hirtle Callaghan. Shares of each of the Portfolios are sold at their net asset value per share (“NAV”) next calculated after your purchase order is accepted by the Trust. Please refer to further information under the heading “Acceptance of Purchase Orders; Anti-Money Laundering Policy.”
Calculating NAV. A Portfolio’s NAV is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time, on days the NYSE is open. The NAV is calculated by adding the total value of a Portfolio’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of that Portfolio:

NAV =	total assets – liabilities number of shares outstanding
The value of each Portfolio’s investments is generally determined by current market quotations. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Trust’s Board of Trustees (“Board”) in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Portfolio would reasonably expect to receive upon its current sale. Fair value pricing may be employed, for example, if the value of a security held by a Portfolio has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid. When this fair value pricing method is employed, the prices of securities used in the daily computation of a Portfolio’s NAV per share may differ from quoted or published prices for the same securities. Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued based on market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust’s Board of Trustees.
Acceptance of Purchase Orders; Anti-Money Laundering Policy. Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. Generally, purchases must be made in U.S. dollars. Third-party checks, cash, credit cards, credit

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card convenience checks, traveler’s checks, and checks payable in foreign currency are not accepted. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust’s transfer agent on any regular business day.
If accepted by the Trust, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios. Securities accepted by the Trust for exchange and Portfolio shares to be issued in the exchange will be valued as set forth under “Calculating NAV” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Trust by the investor upon receipt from the issuer. The Trust will not accept securities in exchange for shares of a Portfolio unless such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued and current market quotations are readily available for such securities. The Trust will accept such securities for investment and not for resale. A gain or loss for Federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Trust. Purchases of shares will be made in full and fractional shares calculated to three decimal places.
Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. Accordingly, when you open an account, you will be asked for information that will allow the Trust to verify your identity, in the case of individual investors or, in the case of institutions or other entities, to verify the name, principal place of business, tax payer identification number and similar information. The Trust may also ask you to provide other documentation or identifying information and/or documentation for personnel authorized to act on your behalf.
Identity Verification Procedures — Because the absence of face-to-face contact with customers limits the Trust’s ability to reasonably validate the authenticity of documents received from an applicant, the Trust will never rely solely upon documentary methods to verify a customer’s identity. However, documentary evidence of a customer’s identity shall be obtained in an effort to complement the non-documentary customer identification verification process whenever necessary.
Customer Information — The following information is required prior to opening an account:
a.	Name;

b.	Date of birth, for an individual;

c.	Address, which shall be:
1) For an individual, a residential or business street address;
2) For an individual who does not have a residential or business street address, an Army Post Office (APO) or Fleet Post Office (FPO) box number, or the residential or business street address of next of kin or of another contact individual; or
3) For a person other than an individual (such as a corporation, partnership, or trust), a principal place of business, local office or other physical location; and
d.	Identification Number, which shall be:
1) For a U.S. person, a taxpayer identification number; or
2) For a non-U.S. person, one or more of the following: a taxpayer identification number, passport number and country of issuance; alien identification card number; or number and country of issuance of any other government issued document evidencing nationality or residence and bearing a photograph or similar safeguard.
Customer Verification. As discussed above, the Trust also uses non-documentary methods to verify a customer’s identity, although an initial, documentary (good order) review of the Account Application and purchase instrument will also be conducted for consistency,

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completeness, signs of alteration or other abnormalities or deficiencies. The Trust will complete its procedures to attempt to verify the customer’s identity within five business days of opening an account. The Trust will identify customers primarily by independently verifying the customer’s identity through the comparison of information provided by the customer with information obtained from a consumer reporting agency, public database or other source.
If a customer’s identity cannot be reasonably ensured through the above verification procedures, the Trust will not open the account and the original purchase instrument will normally be returned to the customer. In the event an account was opened for a customer during the verification process, it will be closed and the proceeds will normally be returned to the customer. However, if there is evidence of fraud or other wrong doing, the customer’s account will be frozen and no proceeds or purchase instruments will be returned until the matter is resolved.
Redeeming Your Shares. You may redeem your shares in any Portfolio on any regular business day. Shares will be redeemed at the NAV next computed after receipt of your redemption order by the Trust. You will receive redemption proceeds within 7 days after receipt of your redemption order by the Trust. Redemption proceeds may be wired to an account that you have predesignated and which is on record with the Trust. Shares purchased by check will not be redeemed until that payment has cleared — normally, within 15 days of receipt of the check by the Trust. Redemption requests for all or any portion of your account with the Trust, must be in writing and must be signed by the shareholder(s) named on the account or an authorized representative. If you wish to redeem shares of any Portfolio valued at $25,000 or more, each signature must be guaranteed.
Other Information about Purchases and Redemptions. Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution. Capital gains, if any, are distributed at least annually.
The values of securities that are primarily listed on foreign exchanges may change on days when the NYSE is closed and the NAV of a Portfolio is not calculated. You will not be able to purchase or redeem your shares on days when the NYSE is closed.
The Trust may permit investors to purchase shares of a Portfolio “in kind” by exchanging securities for shares of the selected Portfolio. This is known as an “in-kind” purchase. Shares acquired in an in-kind transaction will not be redeemed until the transfer of securities to the Trust has settled — usually within 15 days following the in-kind purchase. The Trust will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are eligible to be included, or otherwise represented, in the Portfolio’s investment portfolio at the time of exchange and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Portfolio, the value of any such security (except U.S. Government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio, will not exceed 5% of the net assets of the Portfolio immediately after the transaction. The Trust may also redeem shares in kind. This means that all or a portion of the redemption amount would be paid by distributing on a pro rata basis to the redeeming shareholder securities held in a Portfolio’s investment portfolio. Investors will incur brokerage charges on the sale of these portfolio securities. In-kind purchases and sales will be permitted solely at the discretion of the Trust.
The Trust does not impose investment minimums or sales charges of any kind. If your account falls below $5,000, the Trust may ask you to increase your balance. If it is still below $5,000 after 30 days, the Trust may close your account and send you the proceeds at the current NAV. In addition, if you purchase shares of the Trust through a program of services offered by a financial intermediary, you may incur advisory fees or custody expenses in addition to those expenses described in this Prospectus. Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.
Frequent purchases and redemptions of shares of a mutual fund (including activities of “market timers”) can result in the dilution in the value of Trust shares held by long-term shareholders, interference with the efficient management of a fund’s investment portfolio, and increased brokerage and administrative costs. The Board of Trustees has considered the extent to which the Portfolios may be vulnerable to such risks. While the Board of Trustees will continue to monitor the situation and may elect to adopt specific procedures designed to discourage frequent purchases and redemptions, the Board of Trustees, has determined that it is not necessary to do so at this time. This conclusion is based on the fact that investments in the Trust may be made only by investment advisory clients of Hirtle Callaghan or financial intermediaries such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan and the absence of abuses in this area at any time since the commencement of the Trust’s operations.

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Shareholder Reports and Inquiries. Shareholders will receive semi-annual reports containing unaudited financial statements as well as annual reports containing financial statements which have been audited by the Trust’s independent registered public accounting firm. Each shareholder will be notified annually as to the Federal tax status of distributions made by the Portfolios in which such shareholder is invested. Shareholders may contact the Trust by calling the telephone number, or by writing to the Trust at the address shown, on the back cover of this Prospectus.
Dividends and Distributions. Any income a Portfolio receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends, if any, on The Value Equity Portfolio, The Growth Equity Portfolio and The Small Capitalization Equity Portfolio are paid on a quarterly basis. Dividends on The International Equity Portfolio are paid semi-annually. Dividends on The Emerging Markets Portfolio are paid on an annual basis. Income dividends on each of the Income Portfolios are paid monthly. Capital gains for all Portfolios, if any, are distributed at least annually.
Federal Taxes. The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.
Portfolio Distributions. Each Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to Federal income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, which may be taxed at a rate as high as 35%, except as discussed below.
Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%.
Distributions of certain “qualifying dividends” will also generally be taxable to non-corporate shareholders at a maximum rate of fifteen percent (15%), as long as certain requirements are met. In general, distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio.
Distributions from each Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
You will be notified annually of the tax status of distributions to you.
You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”
Sales or Exchanges. You will generally recognize taxable gain or loss for Federal income tax purposes on a sale, exchange or redemption of your shares in any Portfolio, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)
Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
IRAs and Other Tax-Qualified Plans. One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable. However, future distributions from IRAs and other Tax-Qualified Plans are usually taxed as ordinary income.

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Foreign Taxes Incurred by The International Equity and Emerging Markets Portfolios. It is expected that The International Equity and Emerging Markets Portfolios will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Each Portfolio may elect to pass-through to its shareholders their pro rata share of foreign taxes that the Portfolios pay. If this election is made, shareholders will be: (i) required to include in their gross income (in addition to actual dividends received) their pro rata share of any foreign taxes paid by the Portfolio, and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.
The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio. During normal market conditions, it is expected that substantially all of the dividends paid by The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio will be excluded from gross income for Federal income tax purposes. As previously noted, the Portfolios may, however, invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax (although The Short-Term Municipal Bond Portfolio does not currently intend to do so). Tax exempt income is a factor in determining whether Social Security benefits are taxable. The Portfolios may also realize taxable capital gains. Accordingly, a portion of the Portfolio’s dividends will not be totally exempt from Federal income taxes. In addition, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.
Backup Withholding. A Portfolio may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate, as of the date of this prospectus, is 28%.
U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Portfolio will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to net capital gains. The exemption may not apply, however, if the investment in the Portfolio is connected to a grade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.
Portfolio distributions attributable to other categories of Portfolio income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.
In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Portfolio distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.
Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Portfolio. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.
State and Local Taxes. You may also be subject to state and local taxes on distributions and redemptions, including distributions from The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio. State income taxes may not apply, however, to the portions of each Portfolio’s distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.
Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at a maximum rate of 15% will sunset after 2010.
More information about taxes is in the Statement of Additional Information.

43

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of each of the Trust’s Portfolios for the past five years or since the inception of the Portfolio, if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited PricewaterhouseCoopers LLP whose report, along with the Trust’s financial statements, are included in the Statement of Additional Information, which is available upon request.
There are no financial highlights for The Emerging Markets Portfolio as that Portfolio had not commenced operations as of June 30, 2008.

	Value Equity Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.26	$16.03	$15.01	$13.73	$11.67

Change in Net Assets Resulting from Operations:
Net investment income	0.32	0.35	0.27	0.32	0.22
Net realized and unrealized gains/(losses) on investments and futures	(3.32)	3.14	1.82	1.27	2.06

Total from operations	(3.00)	3.49	2.09	1.59	2.28

Distributions to Shareholders from:
Net investment income	(0.33)	(0.35)	(0.27)	(0.31)	(0.22)
Net realized gains from investments and futures	(1.71)	(0.91)	(0.80)	—	—

Total distributions to shareholders	(2.04)	(1.26)	(1.07)	(0.31)	(0.22)

Net Asset Value, End of Period	$13.22	$18.26	$16.03	$15.01	$13.73

Total Return	(17.95%)	22.40%	14.31%	11.66%	19.64%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$1,090,524	$1,160,005	$921,286	$685,337	$584,947
Ratio of expenses to average net assets, prior to expenses paid indirectly, waivers and reimbursements	0.45%	0.44%	0.45%	0.48%	0.43%
Ratio of expenses to average net assets, net of expenses paid indirectly, waivers and reimbursements	0.43%	0.42%	0.43%	0.43%	0.39%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.45%	0.44%	0.45%	0.48%	0.43%
Ratio of net investment income to average net assets	2.08%	2.05%	1.77%	2.18%	1.70%
Portfolio turnover rate	76.84%	69.13%	73.19%	79.98%	79.13%

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	Growth Equity Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.85	$11.26	$10.72	$10.33	$8.64

Change in Net Assets Resulting from Operations:
Net investment income	0.12	0.11	0.09	0.10	0.05
Net realized and unrealized gains/(losses) on investments and futures	(0.75)	1.59	0.53	0.38	1.69

Total from operations	(0.63)	1.70	0.62	0.48	1.74

Distributions to Shareholders from:
Net investment income	(0.13)	(0.11)	(0.08)	(0.09)	(0.05)

Total distributions to shareholders	(0.13)	(0.11)	(0.08)	(0.09)	(0.05)

Net Asset Value, End of Period	$12.09	$12.85	$11.26	$10.72	$10.33

Total Return	(4.99%)	15.02%	5.90%	4.70%	20.12%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$1,793,843	$1,652,976	$1,280,492	$953,286	$683,266

Ratio of expenses to average net assets, prior to expenses paid indirectly, waivers and reimbursements	0.32%	0.32%	0.30%	0.35%	0.38%
Ratio of expenses to average net assets, net of expenses paid indirectly, waivers and reimbursements	0.31%	0.32%	0.29%	0.34%	0.36%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.32%	0.32%	0.30%	0.35%	0.38%
Ratio of net investment income to average net assets	0.94%	0.91%	0.78%	0.96%	0.47%
Portfolio turnover rate	42.13%	39.88%	60.01%	56.20%	49.19%

	Small Capitalization Equity Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.83	$15.70	$15.06	$14.17	$10.81

Change in Net Assets Resulting from Operations:
Net investment income	0.09	0.09	0.04	0.03	0.02
Net realized and unrealized gains/(losses) on investments	(1.70)	2.28	2.79	1.28	3.36

Total from operations	(1.61)	2.37	2.83	1.31	3.38

Distributions to Shareholders from:
Net investment income	(0.11)	(0.08)	(0.03)	(0.03)	(0.02)
Net realized gains from investments	(1.49)	(2.16)	(2.16)	(0.39)	—

Total distributions to shareholders	(1.60)	(2.24)	(2.19)	(0.42)	(0.02)

Net Asset Value, End of Period	$12.62	$15.83	$15.70	$15.06	$14.17

Total Return	(10.87%)	16.68%	19.99%	9.29%	31.28%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$663,733	$694,029	$612,037	$512,992	$591,932
Ratio of expenses to average net assets, prior to expenses paid indirectly, waivers and reimbursements	0.62%	0.64%	0.66%	0.43%	0.45%
Ratio of expenses to average net assets, net of expenses paid indirectly, waivers and reimbursements	0.61%	0.62%	0.63%	0.37%	0.39%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.62%	0.64%	0.64%	0.38%	0.42%
Ratio of net investment income to average net assets	0.63%	0.59%	0.26%	0.23%	0.16%
Portfolio turnover rate	111.13%	116.02%	101.53%	119.67%	117.51%

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	International Equity Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.35	$13.02	$10.41	$9.57	$7.58

Change in Net Assets Resulting from Operations:
Net investment income	0.26	0.30	0.17	0.18	0.12
Net realized and unrealized gains/(losses) on investments and foreign currency	(1.36)	2.97	2.72	0.79	1.99

Total from operations	(1.10)	3.27	2.89	0.97	2.11

Distributions to Shareholders from:
Net investment income	(0.28)	(0.34)	(0.28)	(0.13)	(0.12)
Net realized gains from investments and foreign currency	(1.56)	(0.60)	—	—	—

Total distributions to shareholders	(1.84)	(0.94)	(0.28)	(0.13)	(0.12)

Net Asset Value, End of Period	$12.41	$15.35	$13.02	$10.41	$9.57

Total Return	(8.11%)	25.81%	27.93%	10.16%	27.76%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$1,811,359	$1,934,888	$1,511,194	$1,049,375	$832,251
Ratio of expenses to average net assets, prior to expenses paid indirectly, waivers and reimbursements	0.81%	0.34%	0.72%	0.35%	0.44%
Ratio of expenses to average net assets, net of expenses paid indirectly, waivers and reimbursements	0.81%	0.33%	0.70%	0.33%	0.40%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.81%	0.34%	0.71%	0.35%	0.44%
Ratio of net investment income to average net assets	1.80%	2.19%	1.43%	1.89%	1.46%
Portfolio turnover rate	57.27%	53.77%	37.24%	35.48%	46.37%

	Short-Term Municipal Bond Portfolio
	Year	Year
	Ended	Ended	Year Ended
	June 30,	June 30,	June 30,
	2008	2007	2006(a)
Net Asset Value, Beginning of Period	$9.93	$9.93	$10.00

Change in Net Assets Resulting from Operations:
Net investment income	0.33	0.34	0.09
Net realized and unrealized gains/(losses) on investments	0.12	— (b)	(0.07)

Total from operations	0.45	0.34	0.02

Distributions to Shareholders from:
Net investment income	(0.34)	(0.34)	(0.09)

Total distributions to shareholders	(0.34)	(0.34)	(0.09)

Net Asset Value, End of Period	$10.04	$9.93	$9.93

Total Return	4.53%	3.44%	0.22	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$32,801	$29,710	$32,275
Ratio of expenses to average net assets, prior to waivers	0.31%	0.30%	0.60	%(d)

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	Short-Term Municipal Bond Portfolio
	Year	Year
	Ended	Ended	Year Ended
	June 30,	June 30,	June 30,
	2008	2007	2006(a)
Ratio of expenses to average net assets, net of waivers	0.31%	0.30%	0.60	%(d)
Ratio of net investment income to average net assets	3.26%	3.35%	2.88	%(d)
Portfolio turnover rate	37.07%	33.45%	29.56	%(c)

(a)	For the period March 1, 2006 (commencement of operations) through June 30, 2006.

(b)	Amount rounds to less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

	Intermediate Term Municipal Bond Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.77	$9.77	$10.14	$9.99	$10.35

Change in Net Assets Resulting from Operations:
Net investment income	0.41	0.43	0.42	0.42	0.44
Net realized and unrealized gains/(losses) on investments	(0.19)	— (a)	(0.37)	0.15	(0.36)

Total from operations	0.22	0.43	0.05	0.57	0.08

Distributions to Shareholders from:
Net investment income	(0.41)	(0.43)	(0.42)	(0.42)	(0.44)

Total distributions to shareholders	(0.41)	(0.43)	(0.42)	(0.42)	(0.44)

Net Asset Value, End of Period	$9.58	$9.77	$9.77	$10.14	$9.99

Total Return	2.29%	4.38%	0.48%	5.80%	0.78%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$583,889	$575,373	$547,233	$494,944	$352,879
Ratio of expenses to average net assets, prior to waivers	0.33%	0.34%	0.35%	0.38%	0.40%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.33%	0.34%	0.35%	0.38%	0.40%
Ratio of net investment income to average net assets	4.26%	4.32%	4.19%	4.18%	4.40%
Portfolio turnover rate	17.20%	14.63%	17.79%	25.50%	20.53%

(a)	Amount rounds to less than $0.005 per share.

47

Specialist Manager Guide
This Specialist Manager Guide sets forth certain information about the Specialist Managers and the individual portfolio managers. Additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of securities in the respective Portfolios is available in the SAI.
Artisan Partners Limited Partnership (“Artisan”) serves as a Specialist Manager for The International Equity Portfolio. Artisan, the principal offices of which are located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, has provided investment management services for international equity assets since 1995. Artisan also maintains offices at 100 Pine Street, Suite 2950, San Francisco, California, 1 Maritime Plaza, Suite 1450, San Francisco, California, 1350 Avenue of the Americas, Suite 3005, New York, NY 10019 and Five Concourse Parkway, Suite 2120, Atlanta, Georgia. As of June 30, 2008, Artisan managed total assets in excess of $49.4 billion, of which approximately $30.7 billion consisted of mutual fund assets. Artisan’s sole general partner is Artisan Investment Corporation, which is controlled by its founders, Andrew A. Ziegler and Carlene Murphy Ziegler.
Mr. Mark L. Yockey, a managing director of Artisan, is responsible for making day-to-day investment decisions for that portion of The International Equity Portfolio allocated to Artisan. Mr. Yockey joined Artisan in 1995 as a limited partner and portfolio manager. Before joining Artisan, Mr. Yockey was portfolio manager of United International Growth Fund and Vice President of Waddell & Reed, Inc., an investment adviser and mutual fund organization located in Missouri. Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.
For its services to the Portfolio, Artisan receives a fee, payable monthly, at an annual rate of 0.47% of the average daily net assets allocated to Artisan so long as the Combined Assets (as defined below) are greater than $500 million. If the Combined Assets are reduced to $500 million or less due to withdrawals or redemptions, beginning with the first calendar quarter following the date on which such withdrawal or redemption reduced such Combined Assets to $500 million or less, the fee shall be calculated based on average daily net assets of the Portfolio allocated to Artisan at the following annual rates: 0.80% on assets up to $50 million; 0.60% on assets from $50 million to $100 million; and 0.70% on assets in excess of $100 million. For purposes of computing Artisan’s fee, the term “Combined Assets” shall mean the sum of: (a) the net assets of The International Equity Portfolio of the Hirtle Callaghan Trust managed by Artisan; and (b) the net assets of The Institutional International Equity Portfolio of the Hirtle Callaghan Trust managed by Artisan.
Breckinridge Capital Advisors, Inc. (“Breckinridge”) serves as Specialist Manager for The Short-Term Municipal Bond Portfolio. Breckinridge, which has managed municipal bond portfolios since 1993 and is a registered investment adviser, is headquartered at 200 High Street, Boston, Massachusetts 02110. For its services to the Portfolio, Breckinridge receives a fee, based on the average daily net asset value of the Portfolio’s assets (“Breckinridge Account”) managed by it, at an annual rate of 0.125%. As of June 30, 2008, Breckinridge managed total assets of approximately $6.1 billion, of which approximately $32.7 million consisted of mutual fund assets.
The portfolio management team is led by a team of investment professionals at Breckinridge, including the following individuals who are jointly and primarily responsible for making day-to-day investment decisions: Peter B. Coffin, President of Breckinridge since 1993, David Madigan, Senior Vice President of Breckinridge since 2003, Martha Field Hodgman, Senior Vice President of Breckinridge since 2001, Susan S. Mooney, Senior Vice President of Breckinridge since 2007 and Matthew Buscone who has been with Breckinridge since 2002.
Prior to founding Breckinridge, Mr. Coffin was a Senior Vice-President and portfolio manager with Massachusetts Financial Services, where he was also a member of the firm’s Fixed Income Policy Committee. From 1996 to 2002, Mr. Madigan was Executive Vice-President at Thomson Financial. He has also served as a portfolio manager at Banker’s Trust and Prudential Insurance (managing single state municipal bond funds), as well as Chief Municipal Strategist for Merrill Lynch. From 1993 to 2001, Ms. Hodgman served as a Vice President in the Fixed Income Management Group of Loomis Sayles & Co. L.P. She has also been a portfolio manager for John Hancock Advisors, Inc. (managing state-specific tax exempt mutual funds) and an analyst for the Credit Policy Committee of Putnam Investments. From 2003-2007 Ms. Mooney was Director of Fixed Income and Principal at Freedom Capital Management, LLC., where she managed institutional fixed income assets for pension funds, corporations and endowments. Prior to that position she was Managing Director at Harbor Capital. Mr. Buscone has been a Portfolio Manager since 2008 after having served as a trader at Breckinridge from 2002-2008. From 1992-2002 he was a Trader and Portfolio Manager for both taxable and tax-exempt portfolios at David L. Babson and Mellon Private Asset Management.

48

Capital Guardian Trust Company (“CapGuardian”) serves as a Specialist Manager for The International Equity Portfolio. CapGuardian, the principal offices of which are located at 333 South Hope Street, Los Angeles, CA 90071, is a trust company and a registered investment adviser, and was organized as a corporation under California law in 1968. CapGuardian is a wholly owned subsidiary of Capital Group International, Inc., a group of companies that provides institutional investment services. As of June 30, 2008, CapGuardian managed total assets of in excess of $119 billion, including approximately $11.6 billion in assets of registered investment companies.
For its services to the Portfolio, CapGuardian receives a fee, based on the average of the month end net asset values of the account during the quarter, of that portion of the Portfolio’s assets managed by it, at an annual rate of: 0.70% for the first $25 million in such assets; 0.55% for the next $25 million in such assets; 0.425% for the next $200 million in such assets; and 0.375% for those assets in excess of $250 million. Certain fee discounts may apply based on the aggregated annual fees paid to CapGuardian by the Portfolio. When calculating the fees to be paid to CapGuardian by the Portfolio, the Portfolio assets allocated to CapGuardian are aggregated with certain other assets managed by CapGuardian to determine the fee rate that will apply.
CapGuardian uses a multiple portfolio manager system in managing the Portfolio’s assets. Under this approach, the portion of the Portfolio managed by CapGuardian is divided into a segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by a Portfolio’s objectives and policies and by CapGuardian’s investment committee. In addition, CapGuardian’s investment analysts may make investment decisions with respect to a portion of the Portfolio segment. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.
Mr. Gerald Du Manoir, Senior Vice President of CapGuardian, joined the Capital organization in 1990. Mr. David I. Fisher, Chairman of the Board of CapGuardian, has been with the Capital organization since 1969. Mr. Arthur J. Gromadzki, a Senior Vice President of Capital International Research, Inc., an affiliate of CapGuardian, with European and non-U.S. equity portfolio management and investment analyst responsibilities, joined the Capital organization in 1987. Mr. Richard N. Havas is a vice chairman and director of CapGuardian (Canada), Inc., an affiliate of CapGuardian, with Global and non-U.S. portfolio management responsibilities, and joined the Capital organization in 1986. Mr. Seung Kwak, a senior vice president of Capital International K.K., an affiliate of CapGuardian, and a portfolio manager for Japan-only equity, joined the Capital organization in 2002. Ms. Nancy J. Kyle is vice chairman and director of CapGuardian and joined the Capital organization in 1991. Mr. Lionel M. Sauvage is a senior vice president and a director of CapGuardian and has been with the Capital organization since 1987. Ms. Nilly Sikorsky is the chair of Capital International S.A., an affiliate of CapGuardian, and joined the Capital organization in 1962. Mr. Rudolf M. Staehelin is director and senior vice president of Capital            International S.A., an affiliate of CapGuardian, who joined the Capital organization in 1981. In addition to the managers mentioned above, a portion of the portfolio is managed by a team of CapGuardian analysts. This research team consists of over 30 analysts with an average of 11 years with CapGuardian and 17 years investment experience.
Causeway Capital Management LLC (“Causeway”) serves as a Specialist Manager for The International Equity Portfolio. Causeway’s headquarters are located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025. As of June 30, 2008, Causeway, which is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), had total assets under management of approximately $14.7 billion, of which $5.5 billion consisted of mutual fund assets. For its services to the Portfolio, Causeway receives a fee, payable monthly, at an annual rate of 0.45% of the average daily net assets allocated to Causeway.
Day-to-day management of those assets of The International Equity Portfolio allocated to Causeway is the responsibility of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin, each of whom has been an investment professional with Causeway since 2001. Ms. Ketterer and Mr. Hartford were co-founders of Causeway in 2001, and serve as the firm’s chief executive officer and president, respectively. Ms. Ketterer and Mr. Hartford previously served as co-heads of the International and Global Value Equity Team of the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P (“Hotchkis and Wiley”). Messrs. Doyle and Eng, directors of Causeway, and Mr. Durkin, a vice president, were also associated with the Hotchkis and Wiley International and Global Value Equity Team prior to joining Causeway in 2001.
Franklin Portfolio Associates LLC (“FPA”) serves as a Specialist Manager for The Small Capitalization Equity Portfolio. FPA, which was organized as a Massachusetts limited liability company in 1982, is headquartered at One Boston Place, 34th Floor, Boston, Massachusetts 02108.
For its services to the Portfolio, FPA receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.30%. After June 30, 2010, this fee will increase to 0.40%

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Day-to-day investment decisions for that portion of The Small Capitalization Equity Portfolio allocated to FPA are the responsibility of Oliver Buckley, Chief Executive Officer and Chief Investment Officer, and Tony Garvin, Senior Vice President and Senior Portfolio Manager. Mr. Buckley has been with FPA since 2000. Prior to joining FPA, Mr. Buckley was responsible for research in the Structured Products Group at INVESCO. He also previously served as a portfolio manager at Martingale Asset Management and spent 5 years at BARRA as the manager of Equity Consulting Services. Mr. Garvin holds his BS from the Skidmore College and an MA from the University of Massachusetts. He also completed postgraduate coursework at the Massachusetts Institute of Technology. Mr. Garvin joined FPA in 2004. Prior to joining FPA, he was a portfolio manager at Batterymarch Financial Management. He also previously served as portfolio manager and quantitative analyst at Grantham, Mayo, Van Otterloo and Company and was a consultant at Independence Investment Associates and held responsibilities related to data analysis at Nichols Research Corporation. Mr. Garvin belongs to the Boston Security Analysts Society.
As of June 30, 2008, FPA had approximately $23 billion in assets under management, of which approximately $13 billion represented assets of mutual funds.
Frontier Capital Management Company, LLC (“Frontier”) serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer Street, Boston, Massachusetts 02110, was established in 1980 and is a registered investment adviser. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio’s assets assigned to Frontier. Mr. Cavarretta has been President of Frontier since 2006, is a Chartered Financial Analyst and has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A. 1988). Frontier had, as of June 30, 2008, approximately $5.7 billion in assets under management, of which approximately $343 million represented assets of mutual funds. Affiliated Managers Group, Inc. (“AMG”), a Boston-based asset management holding company, holds a majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).
Geewax & Partners, LLC (“Geewax”) serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Geewax receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.30%. The principal offices of Geewax are located at 129 Hicks Road, West Grove, PA 19390. John Geewax has been a General Partner and Chief Investment Officer of the firm since its founding in 1982. Mr. Geewax, who holds an MBA and JD from the University of Pennsylvania, is primarily responsible for making day-to-day investment decisions for that portion of the Portfolio’s assets assigned to Geewax. JoePaul Puthenangadi is the designated assistant portfolio manager for the portion of the Portfolio’s assets assigned to Geewax. Mr. Puthenangadi joined Geewax in 1998 and provides research and statistical support for the firm. Mr. Puthenangadi earned his MBA from Drexel University in 1998. As of June 30, 2008, Geewax managed assets of approximately $185.5 million, of which approximately $121 million represented assets of mutual funds. Geewax, a Pennsylvania limited liability company is controlled by Mr. Geewax.
Institutional Capital, LLC (“ICAP”) serves as a Specialist Manager for The Value Equity Portfolio. For its services to the Portfolio, ICAP receives a fee, based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.35%. ICAP, the principal offices of which are located at 225 West Wacker, Chicago, Illinois 60606, is a registered investment adviser and direct wholly-owned subsidiary of New York Life Investment Management Holdings LLC. ICAP has provided investment management services for equity assets since 1970. ICAP had assets of approximately $17.66 billion under management as of June 30, 2008, of which approximately $8.6 billion represented assets of mutual funds. The investment decisions for the Portfolio are made through a team approach, with all of the ICAP investment professionals contributing to the process. The senior members of the investment team are: Jerrold K. Senser and Thomas R. Wenzel. Mr. Senser serves as chief executive officer and chief investment officer of Institutional Capital LLC. As CEO and CIO, he heads the investment committee and is the lead portfolio manager for all of ICAP’s investment strategies. Mr. Senser has been with the firm since 1986 and is a Chartered Financial Analyst. Prior to joining ICAP, he spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He earned a BA in economics from the University of Michigan, and an MBA from the University of Chicago. Mr. Wenzel is executive vice president and director of research, is a senior member of the investment committee and is a Chartered Financial Analyst. He serves as a lead portfolio manager for all of ICAP’s investment strategies. As a 15-year veteran of the firm, Mr. Wenzel also leads the firm’s investment research effort with particular emphasis on the financial sector. Before joining ICAP in 1993, he served as a senior equity analyst at Brinson Partners for six years. He earned a BA in economics and an MBA from the University of Wisconsin-Madison.
IronBridge Capital Management LP (“IronBridge”) serves as a Specialist Manager for The Small Capitalization Equity Portfolio. IronBridge, which was organized in 1999, is located at One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181.

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For its services to the Portfolio, IronBridge receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.95%.
Day-to-day investment decisions for that portion of The Small Capitalization Equity Portfolio allocated to IronBridge by the Board of Trustees are the responsibility of Christopher C. Faber and Jeffrey B. Madden. Mr. Faber is a Portfolio Manager/ Analyst who founded IronBridge in 1999, prior to which he spent 13 years as a Founding Partner and Portfolio Consultant for HOLT Value Associates, LP. Mr. Madden joined IronBridge in 2000 as an equity analyst. Before joining IronBridge, Mr. Madden worked at Accenture in the Retail Management Consulting Practice. As of June 30, 2008, IronBridge had approximately $4.6 billion in assets under management, of which approximately $631 million represented assets of mutual funds.
Jennison Associates LLC (“Jennison”), a registered investment adviser since 1969, serves as a Specialist Manager for The Growth Equity Portfolio. Jennison’s principal offices are located at 466 Lexington Avenue, New York, New York 10017. For its services to the Portfolio, Jennison receives a maximum annual fee of 0.30% of the average daily net assets of that portion of The Growth Equity Portfolio allocated to Jennison (“Jennison Account”). Jennison’s fee may be lower, however, to the extent the application of the fee schedule set forth below (“Combined Fee Schedule”) to the aggregate market value of the Jennison Account and certain other assets managed by Jennison, for clients of Hirtle Callaghan, (“Related Accounts”) (together, the “Combined Assets”) results in a lower fee. Under the Combined Fee Schedule, Jennison would receive from The Growth Equity Portfolio advisory fees as set forth in the table below. For purposes of the Combined Fee Schedule, a “Related Account” is an account that is managed by Jennison in a manner similar in terms of investment objectives and strategy to the Jennison Account for the benefit of institutional investors who are clients of Hirtle Callaghan.

For Combined Assets of:	The maximum Jennison Fee* from the Portfolio would be:	The fee paid to Jennison would be:
$10 million or less	0.30% of the avg. daily net assets of the Jennison Account	0.75% of the avg. daily net assets of those Combined Assets

Over $10 million to $40 million	0.30% of the avg. daily net assets of the Jennison Account	0.50% of the avg. daily net assets of those Combined Assets

Over $40 million to $65 million	0.30% of the avg. daily net assets of the Jennison Account	0.35% of the avg. daily net assets of those Combined Assets

Over $65 million to $400 million	0.25% of the avg. daily net assets of the Jennison Account	0.25% of the avg. daily net assets of those Combined Assets

Over $400 million to $1 billion	0.22% of the avg. daily net assets of the Jennison Account	0.22% of the avg. daily net assets of those Combined Assets

Over $1 billion	0.20% of the avg. daily net assets of the Jennison Account	0.20% of the avg. daily net assets of those Combined Assets

*	Under the Combined Fee Schedule, the Portfolio may pay less than the total fee rates shown above.
As of June 30, 2008, the aggregate market value of the Jennison Account and Related Accounts was approximately $775.3 million. Further information about Jennison’s advisory fee appears in the Statement of Additional Information. As of June 30, 2008, Jennison managed approximately $85.5 billion in assets, of which approximately $45.9 billion represented assets of mutual funds. Jennison is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company, LLC, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.
Kathleen A. McCarragher, Managing Director and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to Jennison. Ms. McCarragher joined Jennison in 1998. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University. She has managed the Growth Equity Portfolio since January 2005.
Ms. McCarragher is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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JS Asset Management, LLC (“JSAM”) serves as a Specialist Manager for The Value Equity Portfolio. JSAM is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at One Tower Bridge, West Conshohocken, Pennsylvania 19428. For its services to the Portfolio, JSAM receives an annual fee of 0.40% of that portion of the Portfolio’s assets allocated to JSAM from time to time. John K. Schneider, JSAM’s founder and chief executive officer, is primarily responsible for the day-to-day management of the Portfolio’s assets. Before establishing JSAM in February 2005, Mr. Schneider served as a Senior Portfolio Manager at PIMCO Equity Advisors L.P. As of June 30, 2008, JSAM had total assets under management of approximately $400.2 million, of which approximately $359.7 million represented assets of mutual funds.
Schroder Investment Management North America Inc. (“Schroders”) serves as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio. Schroders is headquartered at 875 Third Avenue, New York, New York 10022, and has, together with its predecessors, been an investment manager since 1962. For its services to the Portfolio, Schroders receives, based on the average daily net asset value of the Portfolio, an annual fee of 0.20%. David Baldt has primary responsibility for day-to-day portfolio management of the Portfolio. From 1989 until he joined Schroders in October 2003, Mr. Baldt was a Managing Director of Deutsche Asset Management, Inc. or its predecessor, and has served as the individual primarily responsible for day-to-day management of The Intermediate Term Municipal Bond Portfolio since its inception. Mr. Baldt has managed fixed income investments since 1973. Schroders currently serves as investment adviser to certain other mutual funds and a broad range of institutional investors.
Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc. (“Schroders U.S.”). Schroders U.S. is a wholly owned subsidiary of Schroder International Holdings (“SIH”), which is an indirect wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. The address for Schroders U.S. is 875 Third Avenue, 22nd Floor, New York, NY 10022. The address for SIH and Schroders plc is 31 Gresham Street, London EC2V 7QA, United Kingdom. Schroders plc and its affiliates are currently engaged in the asset management business, and, as of June 30, 2008, had, in the aggregate, assets under management of approximately $259.1 billion.
Sterling Johnston Capital Management, L.P. (“Sterling Johnston”), a registered investment adviser since 1985, serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Sterling Johnston’s principal offices are located at 50 California Street, San Francisco, California 94111. As of June 30, 2008, Sterling Johnston managed assets of $1.1 billion, of which approximately $114 million represented assets of mutual funds.
For its services to the Portfolio, Sterling Johnston receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.75%.
Day-to-day investment decisions for the Sterling Johnston Account are the responsibility of Scott Sterling Johnston, who also serves as the firm’s Chairman. Mr. Johnston has served in this capacity for Sterling Johnston and its predecessor firms since 1985. Sterling Johnston is an independent investment advisory firm; 100% of the firm’s equity is held by its principals, including Mr. Johnston, who holds a controlling interest in the firm.
SSgA Funds Management, Inc. (“SSgA FM”) currently serves as a Specialist Manager for The Value Equity Portfolio, The Growth Equity Portfolio and The Emerging Markets Portfolio. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. As of June 30, 2008, SSgA FM had over $149.1 billion in assets under management. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.89 trillion under management as of June 30, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.
For its services to The Value Equity and Growth Equity Portfolios, SSgA FM receives an annual fee of 0.04% of that portion of each Portfolio’s assets allocated to it. SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program. The members of this team involved in the day to day management of the portion of The Value Equity and Growth Equity Portfolios allocated to SSgA FM are: Kristin Carcio, and John Tucker, CFA.
Kristin Carcio. Ms. Carcio joined the firm in 2006 and is a Principal at State Street Global Advisors and SSgA FM. Ms. Carcio is a Portfolio Manager in the firm’s Global Structured Products Team responsible for the management of several strategies. Prior to joining SSgA, Ms. Carcio worked in the fixed income research group at Loomis, Sayles & Company, from 2000 to 2006, where she

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was responsible for the analysis of ABS and CMBS. She received a Bachelor of Science degree in Business Administration from the University of Richmond and a MBA from Boston College.
John Tucker, CFA. Mr. Tucker joined the firm in 1988 and is a Managing Director of SSgA, Head of U.S. Equity Markets in the Global Structured Products Group and a Principal of SSgA FM. Mr. Tucker is responsible for overseeing the management of all U.S. Equity index strategies and Exchange Traded Funds. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in our second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSgA’s International Structured Products group, where he was responsible for the operations staff and functions. Mr. Tucker received a BA in Economics from Trinity College and a MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.
For its services to the Emerging Markets Portfolio, SSgA FM receives a fee, based on the daily net asset value of the Portfolio’s assets, at an annual rate of 0.85% for the first $50 million in such assets, 0.75% for the next $50 million in assets and 0.70% for those assets in excess of $100 million. The Emerging Markets Portfolio is managed by the SSgA Emerging Markets Active Management Team. The portfolio managers Brad Aham, CFA, FRM and Stephen McCarthy, CFA jointly and primarily have the most significant day-to-day responsibility for management of the Portfolio.
Brad Aham, CFA, FRM. Mr. Aham is a Senior Managing Director of SSgA and a Principal of SSgA FM. Mr. Aham joined the firm in 1993 and is the head of the Active Emerging Markets Equity Team. He is a founding member of the Active Emerging Markets strategy and has been a portfolio manager in the Global Quantitative equities group for over 10 years. He earned Bachelors degrees in both Mathematics and Economics from Brandeis University and a MBA from Boston University. He has also earned the Chartered Financial Analyst designation and is a Certified Financial Risk Manager. Mr. Aham is a member of the Boston Securities Analyst Society and the Global Association of Risk Professionals.
Stephen McCarthy, CFA. Mr. McCarthy is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 1998 and is a member of the firm’s Active Emerging Markets team. Mr. McCarthy holds his AB from Harvard College, a master’s degree in Classics and Philosophy from Corpus Christi College, Oxford University, U.K. and an MBA from Columbia University. Mr. McCarthy is a past president of the Boston Security Analysts Society.
Sustainable Growth Advisers (“SGA”) serves as a Specialist Manager for The Growth Equity Portfolio. SGA is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 301 Tresser Blvd., Suite 1310, Stamford, CT 06901 and, as of June 30, 2008, SGA had total assets under management of approximately $1.9 billion, of which approximately $1.5 billion represented assets of mutual funds. George P. Fraise, Gordon M. Marchand and Robert L. Rohn, who together co-founded SGA in 2003, are primarily responsible for day-to-day management of that portion of the Portfolio’s assets allocated to SGA. Both Mr. Fraise and Mr. Marchand served as executive officers of Yeager, Wood & Marshall, Inc., from 2000 to 2003, serving on that firm’s Investment Policy Committee and as members of its Board of Directors. Mr. Marchand also served as that firm’s Chief Operating and Financial Officer. Mr. Rohn served from 1992 until 2003, as a portfolio manager and principal with W.P. Stewart & Co., Ltd. For its services to the Portfolio, SGA receives an annual fee of 0.35% of that portion of the Portfolio’s assets allocated to SGA.

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The Hirtle Callaghan Trust
For More Information:
For more information about any of the Portfolios of The Hirtle Callaghan Trust, please refer to the following documents, each of which is available without charge from the Trust:
Annual and Semi-Annual Reports (“Shareholder Reports”)/Form N-Q:
The Trust’s annual and semi-annual reports to shareholders contain additional information on the Trust’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the several Portfolios during the Trust’s last fiscal year. In addition, the Portfolios file their complete portfolio schedule as of the end of their first and third fiscal quarters with the SEC on Form N-Q. A discussion regarding the Board of Trustee’s basis for approval of the Hirtle Callaghan Agreement and for approval of the Specialist Managers advisory agreements is available in the Trust’s annual report dated June 30, 2008.
Statement of Additional Information (“SAI”):
The SAI provides more detailed information about the Trust, including its operations and the investment policies of its several Portfolios. A description of the Trust’s policies and procedures regarding the release of portfolio holdings information is also available in the SAI. It is incorporated by reference into, and is legally considered a part of, this Prospectus.
To obtain copies of Shareholder Reports or the SAI, free of charge:
Contact the Trust at The Hirtle Callaghan Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500,
West Conshohocken, PA 19428-2970 (or call 800-242-9596)
Other Resources:
You can also review and copy Shareholder Reports, Form N-Q and the SAI at the Public Reference Room of the SEC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Text-only copies of these documents are also available from the SEC’s website at http://www.sec.gov or for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102, by calling 202-551-8090, or by electronic request to: publicinfo@sec.gov. The Trust does not have an internet web site.
Investment Company Act File No. 811-08918.

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The Hirtle Callaghan Trust

Institutional Portfolios
Prospectus
November 3, 2008
The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

Table of Contents

Introduction to The Hirtle Callaghan Trust	3
A summary of the risks, past performance and fees of each Portfolio
Portfolio Descriptions
The Equity Portfolios
The Institutional Value Equity Portfolio	4
The Institutional Growth Equity Portfolio	7
The Institutional Small Capitalization Equity Portfolio	10
The Institutional International Equity Portfolio	13
The Emerging Markets Portfolio	16

The Income Portfolios
The Fixed Income Portfolio	19
The Fixed Income II Portfolio	23
The Fixed Income Opportunity Portfolio	27

An overview of securities that may be purchased, investment techniques that may be used and the risks associated with them
Investment Risks and Strategies	31

About the Trust’s governance and management framework
Management of the Trust	37

Your guide to an account in The Hirtle Callaghan Trust
Shareholder Information
Purchases and Redemptions	38
Shareholder Reports and Inquiries	41
Dividends and Distributions	41
Federal Taxes	41

Selected Per Share Information
Financial Highlights	44

Information about those responsible for day-to-day investment decisions for the Portfolios
Specialist Manager Guide	46
For More Information	Back Cover

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Introduction to The Hirtle Callaghan Trust
The Hirtle Callaghan Trust (the “Trust”) offers fifteen separate investment portfolios (each, a “Portfolio,” and together, the “Portfolios”), eight of which are included in this prospectus. Five of the Portfolios discussed in this prospectus — The Equity Portfolios — invest primarily in equity securities. The remaining three Portfolios — The Income Portfolios — invest primarily in fixed income securities. Hirtle, Callaghan & Co., LLC (“Hirtle Callaghan”) serves as the overall sponsor and investment adviser to the Trust. Day-to-day investment decisions are made for the Portfolios by one or more independent money management organizations — the Specialist Managers. Each of the Portfolios is authorized to operate on a “multi-manager” basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of a Portfolio’s benchmark index over time. A “benchmark index” is an independently compiled index of securities that may serve as a performance standard or a proxy for asset allocation purposes.
There are two basic risks to which all mutual funds, including each of the Portfolios, are subject. Mutual fund shareholders run the risk that the value of the securities held by a Portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies. This is referred to as “market risk.” The second risk common to all mutual fund investments is “management risk” — the risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.
Investment in a mutual fund, such as the Portfolios, also involves other risks. One of these, which we refer to here as “multi-manager risk,” is the risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments; (b) pair Specialist Managers that have complementary investment styles; or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result. Decisions with respect to the allocation of assets to one or more Specialist Managers and general oversight of the performance and expenses of the several Portfolios are the responsibility of Hirtle Callaghan. A more detailed discussion of this matter appears later in this Prospectus under the heading “Management of the Trust.”
Depending on the investments made by an individual Portfolio and the investment strategies and techniques used by its Specialist Manager(s), a Portfolio may be subject to additional risks. On the following pages you will find a Portfolio-by-Portfolio summary of the investment policies and risks associated with an investment in the respective Portfolios, illustrations of their past performance and the expenses that you will bear as a shareholder of each Portfolio. A more detailed discussion of investment risks appears later in this Prospectus under the heading “Investment Risks and Strategies.”
As is the case with any investment, your investment in any Portfolio of the Trust involves a risk that you may lose money on your investment.

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Portfolio Description and Risk Factors — The Institutional Value Equity Portfolio
Investment Objective. The investment objective of The Institutional Value Equity Portfolio is to provide total return consisting of capital appreciation and current income. The Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.
Principal Investment Strategies. The Portfolio is designed to implement a value-oriented investment approach. A “value investor” seeks to select securities that trade for less than the intrinsic value of the issuing company, as measured by fundamental investment considerations such as earnings, book value and dividend paying ability. It is expected that many of the common stocks in which the Portfolio invests will be dividend paying issues.
Up to 15% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments including option or futures contracts, exchange-traded funds and similar instruments in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.
Specialist Managers. A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Institutional Capital, LLC (“ICAP”) and JS Asset Management, LLC (“JSAM”) are currently responsible for implementing the active component of the Portfolio’s investment strategy. Additionally, a portion of the Portfolio is managed using a “passive” or “index” investment approach designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Management of the Trust,” included later in this Prospectus). SSgA Funds Management, Inc. (“SSgA FM”) is currently responsible for implementing this component for the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The ICAP Investment Selection Process	ICAP adheres to a value-oriented, fundamental investment style. Its investment process involves three key components: research, valuation, and identification of a “catalyst.” First, ICAP uses its proprietary valuation models to identify, from a universe of approximately 450 well established large and mid capitalization companies, those companies that ICAP believes offer the best values relative to this universe. From these undervalued companies, ICAP eliminates stocks that exhibit deteriorating earnings trends. Next, ICAP looks beyond traditional measures of value to find companies where ICAP believes there exists a catalyst for positive change. The catalyst can be thematic (e.g., consolidation of the banking industry), something that would benefit a number of companies (e.g., new technologies or product markets), or an event that is company specific (e.g., a corporate restructuring or the introduction of a new product). An integral part of ICAP’s disciplined process is communication with the top management at each of these companies and, often, the customers, competitors and suppliers of these companies. ICAP continuously monitors each security and, generally, will consider selling a security if ICAP believes that the price target established by ICAP for the security involved has been achieved, the catalyst is no longer a factor for positive change or another stock offers greater opportunity for appreciation.

The JSAM Investment Selection Process	The JSAM investment process seeks to identify companies that are undervalued on an absolute basis rather than relative to their peers. Fundamental to the JSAM process is the determination of a company’s price to “normalized earnings” ratio. This ratio is arrived upon by JSAM through the use of proprietary screening techniques that adjust reported earnings in light of, for example, cyclical industry or market movements. JSAM then evaluates selected companies, seeking to identify those with low price to normalized earnings, low price to sales, and/or low price to cash flow ratios. Additionally, JSAM seeks companies with a catalyst that, in JSAM’s view, can enhance the stock price. Catalysts may include, by way of example: improvement in supply/demand outlook, broad sector or industry changes, hidden or undervalued assets, cost cutting/growth initiatives, management changes, and insider ownership.

4

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach that is designed to replicate the performance (before expenses) of the Russell 1000® Value Index. In addition, SSgA FM may also apply the “indexing” approach to one or more subsets of the Russell 1000® Value Index if deemed appropriate by Hirtle Callaghan. The Russell 1000® Value Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000® Value Index appears later in this Prospectus under the heading “Investment Risks and Strategies — About Benchmarks and Index Investing.”
Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:
•	Credit Risk — Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.
•	Derivative Risk — The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies — About Hedging Strategies” and “Investment Risks and Strategies — About Other Permitted Instruments.”
•	Equity Market Risk — The market value of an equity security and the equity markets in general can be volatile.
•	Foreign Currency Risk — Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Foreign Securities Risk — Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.
•	Index Risk — A passive investment approach gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index in exchange for the assurance that losses experienced in a falling market will be no greater than those experienced by the market as a whole (before taking into account investment expenses, such as brokerage expenses). An index strategy may also include sector risk.
•	Interest Rate Risk — Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.
•	Mid Cap Risk — Although the Portfolio’s benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include “mid cap” issuers, and the Portfolio may invest in these companies. These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $2 billion and $15 billion would likely be included in the “mid cap” range.
•	Value Investing Risk — An investment in the Portfolio cannot assure moderation of investment risk. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value.

5

Performance and Shareholder Expenses — The Institutional Value Equity Portfolio
Performance. Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.
Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees (a)	0.33%
Other Expenses (b)	0.11%

Total Annual Portfolio Operating Expenses (c)	0.44%

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown reflect the initial allocation of 70% ICAP, 23% SSgA FM, and 7% JSAM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Based on estimated amounts for the current fiscal year.

(c)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$45
3 Years	$141

6

Portfolio Description and Risk Factors — The Institutional Growth Equity Portfolio
Investment Objective. The investment objective of The Institutional Growth Equity Portfolio is to provide capital appreciation, with income as a secondary consideration. The Portfolio seeks to achieve this objective by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.
Principal Investment Strategies. The Portfolio is designed to implement a growth-oriented investment approach. “Growth investing” means that securities acquired for the Portfolio can be expected to have above-average potential for growth in revenue and earnings.
Up to 15% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process. Accordingly, dividends paid by this Portfolio can generally be expected to be lower than those paid by The Institutional Value Equity Portfolio. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments including option or futures contracts, exchange-traded funds, and similar instruments in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.
Specialist Managers. A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Jennison Associates LLC (“Jennison”) and Sustainable Growth Advisers, LP (“SGA”) are currently responsible for implementing the active component of the Portfolio’s investment strategy. The remaining portion of the Portfolio is managed using a “passive” or “index” investment approach in that it is designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Management of the Trust,” included later in this Prospectus). SSgA FM is currently responsible for implementing this component of the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The Jennison Investment Selection Process	Jennison selects stocks on a company-by-company basis, driven by fundamental research. The bottom-up approach seeks to find companies that possess some or all of the following characteristics: above-average growth in units, revenues, cash flows, and earnings; a defendable competitive position; an enduring business franchise offering a differentiated product and/or service; as well as companies with a proven management team. It is also important for companies to have a robust balance sheet with a high or improving return on equity, return on assets or return on invested capital. Jennison will consider selling or reducing the weight of a position in the portfolio if there is a change in a stock’s fundamentals that Jennison views as unfavorable; the stock reaches its full valuation; or a more attractive portfolio candidate emerges.

The SGA Investment Selection Process	SGA seeks to identify large capitalization companies that exhibit characteristics such as pricing power, repeat revenue streams and global reach that, in SGA’s judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up stock selection approach.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach that is designed to replicate the performance (before expenses) of the Russell 1000® Growth Index. In addition, SSgA FM may also apply the “indexing” approach to one or more subsets of the Russell 1000® Growth Index if deemed appropriate by Hirtle Callaghan. The Russell 1000® Growth Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000® Growth Index appears later in this Prospectus under the heading “Investment Risks and Strategies — About Benchmarks and Index Investing.”

7

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:
•	Credit Risk — Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.
•	Derivative Risk — The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies — About Hedging Strategies” and “Investment Risks and Strategies — About Other Permitted Instruments.”
•	Equity Market Risk — The market value of an equity security and the equity markets in general can be volatile.
•	Foreign Currency Risk — Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Foreign Securities Risk — Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.
•	Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.
•	Index Risk — A passive investment approach gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index in exchange for the assurance that losses experienced in a falling market will be no greater than those experienced by the market as a whole (before taking into account investment expenses, such as brokerage expenses). An index strategy may also include sector risk.
•	Interest Rate Risk — Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.
•	Mid Cap Risk — Although the Portfolio’s benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include “mid cap” issuers, and the Portfolio may invest in these companies. These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $2 billion and $15 billion would likely be included in the “mid cap” range.

8

Performance and Shareholder Expenses — The Institutional Growth Equity Portfolio
Performance. Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.
Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees (a)	0.24%
Other Expenses (b)	0.09%

Total Annual Portfolio Operating Expenses (c)	0.33%

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures reflect the initial allocation of assets of 36% Jennison, 40% SSgA FM, and 24% SGA. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Based on estimated amounts for the current fiscal year.

(c)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$34
3 Years	$106

9

Portfolio Description and Risk Factors — The Institutional Small Capitalization Equity Portfolio
Investment Objective. The investment objective of The Institutional Small Capitalization Equity Portfolio is to provide long-term capital appreciation by investing primarily (i.e., at least 80% of its assets) in equity securities of “small cap” issuers. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.
Principal Investment Strategies. The portfolio is designed to invest primarily in equity securities of U.S. issuers which have market capitalizations that are less than $3.5 billion and/or are comparable to the capitalization of companies in the Russell 2000® Index at the time of purchase. Consistent with this objective the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments such as option or futures contracts and exchange-traded funds in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.
Specialist Managers. Frontier Capital Management Company, LLC (“Frontier”), Geewax & Partners, LLC (“Geewax”), Sterling Johnston Capital Management, L.P. (“Sterling Johnston”), Franklin Portfolio Associates LLC (“FPA”) and IronBridge Capital Management LP (“IronBridge”) currently provide portfolio management services to this Portfolio. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated among them appears in the “Specialist Manager Guide” included later in this Prospectus.

The Frontier Investment Selection Process	Frontier seeks to identify companies with unrecognized earning potential. Factors that may be relevant in the process include earnings per share, growth and price appreciation. Frontier’s investment process combines fundamental research with a valuation model that screens for equity valuation, forecasts for earnings growth and unexpectedly high or low earnings. Generally, Frontier will consider selling a security if Frontier believes that earnings or growth potential initially identified by Frontier has been realized; the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified.

The Geewax Investment Selection Process	Geewax adheres to a top-down quantitative investment philosophy. In selecting investments for the Portfolio, Geewax uses a proprietary valuation system to identify those market segments that Geewax believes have good prospects for growth and reasonable valuations. Geewax then conducts an in-depth analysis of the market capitalization, cash flow, earnings and revenues and other financial characteristics of individual companies within those sectors or industries. Decisions with respect to both the purchase and disposition of securities are made using a variety of proprietary quantitative techniques and with a view to maintaining risk, capitalization and industry characteristics similar to the Russell 2000® Value Index, however, these characteristics can deviate over time from the Russell 2000® Value Index.

The Sterling Johnston Investment Selection Process	Sterling Johnston’s investment objective is to create a portfolio of aggressive small cap growth companies that can generate superior risk-adjusted rates of return over a full market cycle. Sterling Johnston’s process emphasizes investment in emerging growth companies that are identified through a disciplined process involving bottom-up fundamental research. Factors considered in this process include demonstrated accelerating earnings, strong and improving financial characteristics, strong company and industry relative price strength and low institutional ownership/sponsorship. Portfolio holdings are carefully monitored in an effort to ensure that each continues to meet such investment criteria. Stocks will be considered for sale when the factors underlying the initial investment decision are no longer positive, there is a decline or anticipated decline in relative value, there is a decline in relative price strength and/or there is a decline in relative sector strength.

The FPA Investment Selection Process	FPA’s investment process is predicated on the belief that they can consistently differentiate between undervalued and overvalued securities. As a result, FPA emphasizes stock selection in the process and limits the over or under exposure to sectors and other factors. FPA uses over 40 measures, including relative value, future value, fundamental momentum, long-term growth, price action and management signals, to determine a stock’s attractiveness. As with any investment process, there is no assurance of success. In order to make legitimate comparisons between stocks

10

that have different characteristics such as industry, style and capitalization, FPA applies a process called Peer Group Relativization to remove certain industry and style effects that can distort a fair comparison across a wide universe of securities. The individual measures are then blended together using a proprietary approach to determine a single score of attractiveness. Using this single score, FPA will rank a universe of stocks from the most attractive to least attractive and group them into deciles. Decile #1 contains stocks FPA believes are the most undervalued in the marketplace and most likely to appreciate to a higher rate. Stocks that fall below the median ranking are automatic sell candidates and the proceeds are reinvested in stocks from the top deciles in the ranking system.

The IronBridge Investment Selection Process	IronBridge uses a “Cash Flow Return on Investment” (“CFROI®”)* methodology to identify attractively priced wealth-creating companies. This involves a four step process. First, IronBridge screens a broad universe of small-cap stocks to determine where each company is in its life cycle and which variables are most important for analysis, rank the companies and compile a list of potential candidates. Next, IronBridge applies a “wealth creation” analysis to determine whether capital investment is creating or destroying shareholder value. In the third step, IronBridge takes the narrowed universe of stocks and applies a CFROI® valuation model to determine the reasons for each company’s financial success and review each one to determine whether it appears likely to be able to repeat its performance in the future. Finally, IronBridge constructs a portfolio of approximately 130 stocks, determining position sizes by the stage of the companies’ life cycles.

*“CFROI®” is a registered trademark in the United States and other countries (excluding United Kingdom) of Credit Suisse or its affiliates.
Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:
•	Derivative Risk — The value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies — About Hedging Strategies” and “Investment Risks and Strategies — About Other Permitted Instruments.”
•	Equity Market Risk — The market value of an equity security and the equity markets in general can be volatile.

•	Mid Cap Risk — The Portfolio is authorized to invest up to 20% of its assets in securities whose capitalizations may exceed the Portfolio’s definition of “small cap issuers.” These companies may have greater financial resources, markets and depth of management than companies in the small cap universe and may be less likely to experience the rapid growth that small cap investors seek. As of the date of this Prospectus, companies with a market capitalization of between $2 billion and $15 billion would likely be included in the “mid cap” range.

•	Small Cap Risk — Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

11

Performance and Shareholder Expenses — The Institutional Small Capitalization Equity Portfolio
Performance. Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.
Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees (a)	0.63%
Other Expenses (b)	0.10%

Total Annual Portfolio Operating Expenses (c)	0.73%

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures reflect the initial allocation of assets of 26% Frontier, 25% IronBridge, 18% Geewax, 17% Sterling Johnston, and 14% FPA. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Statement of Additional Information.

(b)	Based on estimated amounts for the current fiscal year.

(c)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$75
3 Years	$233

12

Portfolio Description and Risk Factors — The Institutional International Equity Portfolio
Investment Objective. The investment objective of The Institutional International Equity Portfolio is to maximize total return by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities of issuers located primarily in non-U.S. countries, in non-dollar currencies. Under normal market conditions, the Portfolio’s assets will be invested in equity securities of issuers located in at least three countries other than the United States. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.
Principal Investment Strategies. The Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”). Currently, these markets are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Consistent with its objective, the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. The Portfolio may engage in transactions involving “derivative instruments” — forward foreign currency exchange contracts, option or futures contracts or similar instruments — in order to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated or to achieve market exposure pending investment. The Portfolio may also invest in high-quality short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Up to 10% of the total assets of the Portfolio may be invested in securities of companies located in emerging market countries.
Specialist Managers. Capital Guardian Trust Company (“CapGuardian”), Artisan Partners Limited Partnership (“Artisan”) and Causeway Capital Management LLC (“Causeway”) currently provide portfolio management services to this Portfolio. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The CapGuardian Investment Selection Process	CapGuardian’s selection process is a “bottom-up” approach based on fundamental research and emphasizes individual stock selections, with a focus on industries and market sectors represented in the MSCI EAFE® Index rather than country or regional allocation factors. Decisions with respect to both the purchase and sale of individual stocks are made in a manner that is consistent with this “core” investment focus and based on the analysis by one or more of CapGuardian’s individual portfolio managers of fundamental investment factors such as earnings, sales, product lines and other factors. CapGuardian may consider selling a security if the individual portfolio manager believes either anticipated earnings or growth potential of a particular issuer has been realized or the factors that underlie the original investment decision are no longer valid or the individual portfolio manager identifies a more attractive situation.

The Artisan Investment Selection Process	In selecting investments for the Portfolio, Artisan uses a fundamental stock selection process focused on identifying long-term growth opportunities. Artisan’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally.

•    Themes. Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for our investment themes. Artisan incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision- making.

•    Sustainable Growth. Artisan applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. Artisan seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

13

The Artisan Investment Selection Process, cont.
•    Valuation. Artisan assesses the relationship between Artisan’s estimate of a company’s sustainable growth prospects and its stock price. Artisan utilizes multiple valuation metrics to establish price targets. The Portfolio may sell a stock when Artisan thinks the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

The Causeway Investment Selection Process	Causeway’s investment approach is to identify stocks that appear to be undervalued through the use of a bottom-up stock selection process and with a view to controlling the volatility of returns. Investment decision-making is team-based and driven by fundamental research and quantitative risk analysis, with a focus on characteristics such as price-to-earnings ratios, dividend yields and share repurchases, price-to-book value and price-to-cash flow ratios and financial strength.
Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:
•	Derivative Risk — The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies — About Hedging Strategies” and “Investment Risks and Strategies — About Other Permitted Instruments.”
•	Emerging Markets Risk — Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index.
•	Equity Market Risk — The market value of an equity security and the equity markets in general can be volatile.
•	Foreign Currency Risk — Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Foreign Securities Risk — Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

14

Performance and Shareholder Expenses — The Institutional International Equity Portfolio
Performance. Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.
Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees (a)	0.45%
Other Expenses (b)	0.13%

Total Annual Portfolio Operating Expenses (c)	0.58%

(a)	Figures shown reflect the initial allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio will be managed by three Specialist Managers, each of whom will be compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures reflect the initial allocation of assets of 56% Capital Guardian, 32% Artisan, and 12% Causeway. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Based on estimated amounts for the current fiscal year.

(c)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$59
3 Years	$186

15

Portfolio Description and Risk Factors — The Emerging Markets Portfolio
Investment Objective. The investment objective of this Portfolio is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.
Principal Investment Strategies. The Portfolio seeks to achieve its objective by investing primarily (i.e. at least 80% of its assets) in a diversified portfolio of equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Portfolio’s management team to have a developing or emerging economy or securities market. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.
The Portfolio will diversify investments across several countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the Portfolio invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the Portfolio’s assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the Portfolio’s management team will evaluate the countries’ economic and political climates with prospects for sustained macro and micro economic growth. The Portfolio’s management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation and interest rates. Liquidity and transaction costs will also be considered.
The Portfolio may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. As collateral for derivative securities, the Portfolio may also invest in fixed income securities rated investment grade or better issued by US companies. The Portfolio’s equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Portfolio may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.
The Portfolio invests primarily in the Morgan Stanley Capital International® Emerging Market Index (MSCI EM) countries. As the MSCI EM introduces new emerging market countries, the Portfolio may include those countries among the countries in which it may invest.
Specialist Manager(s). SSgA FM provides portfolio management services to the Emerging Markets Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus. .

The SSgA FM Investment Selection Process	In selecting investments for the Emerging Markets Portfolio, the management team identifies attractive countries and stocks to invest in. Through the use of quantitative models, the investment team incorporates valuation, growth and sentiment measures to rank assets on relative attractiveness. The team seeks to build a diversified portfolio designed to outperform the Portfolio’s benchmark over time.
Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:
•	Derivative Risk — The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies — About Hedging Strategies” and “Investment Risks and Strategies — About Other Permitted Instruments.”
•	Emerging Markets Risk — Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed

16

nations, such as the United States, Canada and those included in the MSCI EAFE® Index. Certain types of securities, including emerging market securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.
•	Equity Market Risk — The market value of an equity security and the equity markets in general can be volatile.
•	Foreign Currency Risk — Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Foreign Securities Risk — Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.
•	IPO Holding Risk - IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Portfolio can participate. Even when the Portfolio requests to participate in an IPO, there is no guarantee that a Portfolio will receive an allotment of shares in an IPO sufficient to satisfy a Portfolio’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.
•	IPO Trading Risk - IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Portfolio’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Portfolio purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

•	Non-Investment Grade Securities Risk - Securities rated below BBB by Standard & Poor’s Corporation or Baa by Moody’s Investors Service, Inc. may involve greater risks than securities in higher rating categories.

•	Small Cap Risk — Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

17

Performance and Shareholder Expenses — The Emerging Markets Portfolio
Performance. Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.
Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees	0.80%
Other Expenses(a)	0.35%

Total Annual Portfolio Operating Expenses (b)	1.15%

(a)	Based on estimated amounts for the current fiscal year.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$117
3 Years	$365

18

Portfolio Description and Risk Factors — The Fixed Income Portfolio
Investment Objective. The investment objective of The Fixed Income Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily (i.e., at least 80% of assets) in a diversified portfolio of intermediate-term fixed income securities, but may purchase securities with any stated maturity. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.
Principal Investment Strategies. The Portfolio will invest, under normal circumstances, at least 80% of its assets in fixed income securities. These securities, which may be issued by corporations, banks, government agencies or other issuers, may have fixed, floating or variable rates of interest or include put features that afford their holders the right to sell the security at face value prior to maturity. From time to time, a substantial portion of the Portfolio may be invested in mortgage-backed or asset-backed issues. Investments in U.S. dollar denominated securities of non-U.S. issuers will not exceed 25% of its total assets. Under normal conditions the Portfolio may hold up to 20% of its assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase. The Portfolio invests primarily in fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories assigned by one of the major independent rating agencies, or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its total assets in fixed income securities that are rated in the fourth highest category or are, in the view of the Specialist Manager, deemed to be of comparable quality. Securities purchased for the Portfolio will have varying maturities, but, under normal circumstances, the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years.
Specialist Manager. Aberdeen Asset Management, Inc. (“Aberdeen”) currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

The Aberdeen Investment Selection Process	In selecting securities for investment by the Portfolio, Aberdeen generally uses a bottom-up approach. This approach focuses on individual security selection rather than relying on interest rate forecasts. Aberdeen’s analytic process involves assigning a relative value, based on creditworthiness, cash flow and price, to each bond. Credit analysis is then used to determine the issuer’s ability to fulfill its obligations. By comparing each bond to a U.S. Treasury instrument, Aberdeen then seeks to identify whether the market price of the bond is an accurate reflection of its intrinsic value. Fixed income securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers. In the event any security held by the Portfolio is downgraded below the Portfolio’s authorized rating categories, Aberdeen will review the security and determine whether to retain or dispose of that security.
Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:
•	Credit Risk — An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will not make principal or interest payments when they are due, or that the value of the fixed income securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality fixed income securities. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.
•	Extension Risk — These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline. Further information about extension and prepayment risks appears later in this Prospectus under the heading “Investment Risks and Strategies — About Fixed Income Securities.”
•	Foreign Securities Risk — Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

19

•	Interest Rate Risk — One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.
•	Prepayment Risk — When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.

20

Performance and Shareholder Expenses — The Fixed Income Portfolio
Performance. The chart and table below show how The Fixed Income Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each full calendar year since the Portfolio’s inception on July 1, 1998. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Bond Index”), an unmanaged index of fixed income securities. All of the information below — the bar chart, tables and example — assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.
Year-by-Year Total Returns as of 12/31*
[BAR CHART]

1999	-1.19%
2000	12.33%
2001	8.98%
2002	8.87%
2003	4.20%
2004	4.92%
2005	2.44%
2006	4.44%
2007	5.32%

*	Results are shown on a calendar year basis; the Portfolio’s fiscal year, however, is June 30.
The Portfolio’s before-tax return for the period from January 1, 2008 through September 30, 2008 (non-annualized) was -6.10%.

Best quarter:	3rd Qtr. 2001	4.90%
Worst quarter:	2nd Qtr. 2004	-2.27%
Average Annual Total Returns
(for the periods ending 12/31/07)

	One	Five	Since
	Year	Years	Inception*
The Fixed Income Portfolio
- Before Taxes	5.32%	4.26%	5.72%
- After Taxes on Distributions	3.43%	2.51%	3.53%
- After Taxes on Distributions and Sale of Portfolio Shares	3.42%	2.60%	3.55%

Lehman Aggregate Bond Index	6.97%	4.42%	5.85%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

*	Since inception of the Portfolio on July 1, 1998.

21

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The annual fund operating expenses shown in the table below are based on amounts incurred during the Portfolio’s most recent fiscal year, unless otherwise indicated.
Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees	0.25%
Other Expenses	0.08%

Total Annual Portfolio Operating Expenses (a)	0.33%

(a)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$34
3 Years	$106
5 Years	$185
10 Years	$418

22

Portfolio Description and Risk Factors — The Fixed Income II Portfolio
Investment Objective. The investment objective of The Fixed Income II Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily (i.e., at least 80% of assets) in a diversified portfolio of fixed income securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.
Principal Investment Strategies. The Portfolio, under normal circumstances, will invest at least 80% of its assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio may invest a substantial portion of its total assets in mortgage-backed and asset-backed issues. Under normal conditions, the Portfolio may invest up to 20% of its assets in high yield securities (“junk bonds”) and up to 20% of its assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. The Portfolio has historically had significant portfolio turnover (e.g., over 300%/year), and it is anticipated that such portfolio turnover will continue in the future. High portfolio turnover will cause the Portfolio to incur additional transaction costs; higher transaction costs will reduce total return. High portfolio turnover also is likely to generate short-term capital gains, which is taxed as ordinary income. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving “derivative instruments” both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.
Specialist Manager. BlackRock Financial Management, Inc. (“BlackRock”) currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

The BlackRock Investment Selection Process	BlackRock follows a value approach to fixed income investing, evaluating the attractiveness of the extra yield offered by fixed income securities relative to the yield offered by U.S. Treasury issues. BlackRock selects from among corporate, mortgage and U.S. government securities and also may consider the attractiveness of non-U.S. dollar denominated issues relative to U.S. dollar denominated securities. BlackRock also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. BlackRock may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities and/or to realize capital gains.
Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:
•	Credit Risk — An investment in the Portfolio also involves the risk that the issuer of a security will not make principal or interest payments when they are due, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality or “junk bonds.” In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.
•	Derivative Risk — The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies — About Hedging Strategies” and “Investment Risks and Strategies — About Other Permitted Instruments.”

23

•	Emerging Markets Risk — Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index.
•	Extension Risk — These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.
•	Foreign Currency Risk — Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.
•	Foreign Securities Risk — Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.
•	High Yield Bond Risk — Up to 20% of the Portfolio’s assets may be invested in these securities. High yield bonds are considered speculative under traditional investment standards. The prices of these securities will rise and fall primarily in response to changes in the issuer’s financial health. Change in market interest rates will also affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. Further information about the risks associated with such securities appears later in this Prospectus under the heading “Investment Risks and Strategies — Risk Factors Relating to High Yield or “Junk” Bonds.
•	Interest Rate Risk — One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.
•	Prepayment Risk — When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-related and asset-backed securities are especially sensitive to prepayment. Further information about extension and prepayment risk appears later in this Prospectus under the heading “Investment Risks and Strategies — About Fixed Income Securities.”
•	Security Risk — The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments. Although these securities may offer yields higher than those available from other types of securities, these securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature.

24

Performance and Shareholder Expenses — The Fixed Income II Portfolio
Performance. The chart and table below show how The Fixed Income II Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each full calendar year since the Portfolio’s inception on September 26, 2000. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the Lehman Aggregate Bond Index. All of the information below — the bar chart, tables and example — assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.
Year-by-Year Total Returns as of 12/31*
[BAR CHART]

2001	10.03%
2002	7.97%
2003	3.46%
2004	4.32%
2005	2.36%
2006	3.97%
2007	6.82%

*	Results are shown on a calendar year basis; the Portfolio’s fiscal year, however, is June 30.
The Portfolio’s before-tax return for the period from January 1, 2008 through September 30, 2008 (non-annualized) was -2.72%.

Best quarter:	1st Qtr. 2001	3.69%
Worst quarter:	2nd Qtr. 2004	-1.86%
Average Annual Total Returns
(for the periods ending 12/31/07)

	One	Five	Since
	Year	Years	Inception*
The Fixed Income II Portfolio
- Before Taxes	6.82%	4.17%	5.84%
- After Taxes on Distributions	4.94%	2.52%	3.69%
- After Taxes on Distributions and Sale of Portfolio Shares	4.38%	2.59%	3.69%

Lehman Aggregate Bond Index	6.97%	4.42%	6.21%

*	Since inception of the Portfolio on September 26, 2000.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

25

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The annual fund operating expenses shown in the table below are based on amounts incurred during the Portfolio’s most recent fiscal year, unless otherwise indicated.
Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees	0.26%
Other Expenses	0.08%

Total Annual Portfolio Operating Expenses (a)	0.34%

(a)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$35
3 Years	$109
5 Years	$191
10 Years	$431

26

Portfolio Description and Risk Factors — The Fixed Income Opportunity Portfolio
Investment Objective. The investment objective of The Fixed Income Opportunity Portfolio is to achieve above-average total return by investing in high yield securities (commonly referred to as “junk bonds”). Under normal circumstances, the portfolio invests primarily (i.e., at least 80% of assets) in a portfolio of fixed income securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.
Principal Investment Strategies. A principal investment strategy of the Portfolio is to invest in high yield securities (sometimes referred to as “junk bonds”). Under normal circumstances, at least 50% of the Portfolio’s assets will be invested in junk bonds. These securities are fixed income securities that are rated below the fourth highest category assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. Junk bonds are considered speculative securities and are subject to the risks noted below and more fully discussed later in this Prospectus and in the Trust’s Statement of Additional Information. The Portfolio does not generally purchase “distressed” securities. The Portfolio may also acquire other high-yield securities, as indicated in the table of permissible investments set forth in the Statement of Additional Information. Such securities may include: collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized debt obligations (CDOs) (expected to be limited to less than 15% of the Portfolio); agency and non-agency mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities and asset-backed securities, REITs, foreign fixed income securities and swaps.
The Portfolio may also invest in U.S. government securities, including but not limited to Treasuries, Agencies and Commercial Paper. Subject to the requirements under the Investment Company Act of 1940 (the “Investment Company Act”), the Portfolio may also hold shares of other investment companies, including investment companies that invest in high yield securities and floating rate debt securities. The Portfolio may hold a portion of its assets in cash or money market instruments in order to maintain liquidity or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase.
Consistent with its investment policies, the Portfolio may purchase and sell high yield securities. Such sales may result in capital gains to the Portfolio (e.g., during periods of declining interest rates or in the event that the rating assigned to a particular security is upgraded). Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% annually) will cause the Portfolio to incur additional transaction costs; and higher transaction costs will reduce total return. Securities purchased for the Portfolio will have varying maturities, but, under normal circumstances, the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving “derivative instruments” both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment.
The performance benchmark for this Portfolio is the Credit Suisse First Boston High Yield Index (“CSFB High Yield Index”), an unmanaged index of high yield securities that is widely recognized as an indicator of the performance of such securities. The Specialist Manager actively manages the interest rate risk of the Portfolio relative to this benchmark.
Specialist Manager. Seix Investment Advisors LLC (“Seix”) currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

The Seix Investment Selection Process	In making investment decisions with respect to high yield securities, Seix seeks to focus on capturing the upside potential of the high yield securities market while adhering to strict risk controls in order to minimize downside risk. Security selection is the key component of this process, and Seix undertakes rigorous credit research and analysis in an effort to identify value opportunities. Seix invests exclusively in the healthiest segment of the high yield market, which consists of BB and high B-rated bonds and liquid securities. When evaluating a high yield issuer, Seix looks for positive free cash flow, sound management, good asset protection, a strong competitive position and access to capital. After analyzing these factors, Seix then turns its attention to the issuer’s security, cash flow and capital structures. Seix’s high yield team continuously monitors individual issuers as well as the industries in which they operate. For each issuer in which Seix invests, return expectations and sell targets are established. In addition to using information obtained through its research and analysis efforts, Seix uses a proprietary model

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designed to provide a quantitative basis for establishing spread targets. Seix adheres to a strong sell discipline, and eliminates positions once sell targets are reached, when fundamental conditions change significantly, or when a bond’s price falls below a certain level relative to its peer group.

In making investment decisions with respect to securitized assets, Seix focuses on securities that have the potential to outperform the high yield index in the short to intermediate term. Security selection is the key component of this process, and Seix undertakes rigorous credit, market, and structural research to identify such opportunities. Seix will typically look for securitized assets that appear mispriced based on current market conditions, having both relatively high yield and significant capital appreciation potential. Specifically, Seix focuses on the credit quality of the underlying collateral pool, the transaction’s structure, the asset’s expected cash flows and factors that may alter those cash flows, servicer and trustee risk, liquidity, and market conditions. Seix’s securitized assets team continuously monitors market conditions across all sectors in an effort to identify value opportunities. For each securitized asset in which Seix invests, return expectations and sell targets are established. Seix adheres to a strong sell discipline, and eliminates positions once all sell targets are reached, when fundamental conditions change markedly or the underlying collateral pool begins to show unexpected deterioration, or when the security’s price falls below a certain level relative to similar securities for a certain period of time.
Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:
•	Credit Risk — An investment in the Portfolio also involves the risk that the issuer of a security will not make principal or interest payments when they are due, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. Credit risk is greater for lower quality or “junk bonds.”
•	Derivative Risk — The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings “Investment Risks and Strategies — About Hedging Strategies” and “Investment Risks and Strategies — About Other Permitted Instruments.”
•	Extension Risk — These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.
•	Foreign Securities Risk — Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.
•	High Yield Bond Risk — High yield bonds are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in response to changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. Further information about the risks associated with such securities appears later in this Prospectus under the heading “Investment Risks and Strategies — Risk Factors Relating to High Yield or “Junk” Bonds.
•	Interest Rate Risk — One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

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•	Prepayment Risk — When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment. Further information about extension and prepayment risk appears later in this Prospectus under the heading “Investment Risks and Strategies — About Fixed Income Securities.”
Performance and Shareholder Expenses — The Fixed Income Opportunity Portfolio
Performance. The chart and table below show how The Fixed Income Opportunity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each full calendar year since the Portfolio’s inception on September 26, 2000. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the CSFB High Yield Index, an unmanaged index of high yield securities that is widely recognized as an indicator of the performance of such securities. All of the information below — the bar chart, tables and example — assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.
Year-by-Year Total Returns as of 12/31*
[BAR CHART]

2001	-4.34%
2002	-5.18%
2003	23.01%
2004	7.80%
2005	1.32%
2006	7.96%
2007	3.07%

*	Results are shown on a calendar year basis; the Portfolio’s fiscal year, however, is June 30.
The Portfolio’s before-tax return for the period from January 1, 2008 through September 30, 2008 (non-annualized) was -6.76%.

Best quarter:	2nd Qtr. 2003	7.81%
Worst quarter:	3rd Qtr. 2001	-7.16%
Average Annual Total Returns
(for the periods ending 12/31/07)

	One	Five	Since
	Year	Years	Inception*
The Fixed Income Opportunity Portfolio
- Before Taxes	3.07%	8.38%	3.15%
- After Taxes on Distributions	0.29%	5.92%	0.35%
- After Taxes on Distributions and Sale of Portfolio Shares	1.99%	5.77%	0.93%

CSFB High Yield Index	2.65%	10.97%	7.96%**

*	Since inception of the Portfolio on September 26, 2000.

**	Benchmark returns since October 1, 2000.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

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Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The annual fund operating expenses shown in the table below are based on amounts incurred during the Portfolio’s most recent fiscal year, unless otherwise indicated.
Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges	None
Maximum Redemption Fee	None
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fees	0.50%
Other Expenses	0.09%

Total Annual Portfolio Operating Expenses (a)	0.59%

(a)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$60
3 Years	$189
5 Years	$329
10 Years	$738

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Investment Risks and Strategies
The following is a summary of the types of investments that the Trust’s Portfolios may make and some of the risks associated with such investments. A more extensive discussion, including a description of the Trust’s policies and procedures with respect to disclosure of each Portfolio’s securities, appears in the Statement of Additional Information.
About Benchmarks and Index Investing. The benchmarks for The Institutional Value Equity and The Institutional Growth Equity Portfolios are the Russell 1000® Value Index and the Russell 1000® Growth Index, respectively. These indexes are among those indexes produced by The Frank Russell Company (“Russell”) and, like many of the indexes in this group, are based on the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies (in terms of market capitalization) and represents approximately 98% of the investable U.S. equity market. The Russell indexes are unmanaged and market cap-weighted. During the second quarter of each year, Russell’s U.S. indexes are adjusted to reflect current stock market capitalizations as of May 31 of that year. This annual “reconstitution” re-ranks each company, establishing the year’s new index membership. The newly adjusted index membership takes effect at the market close on the fourth Friday in June, and remains in place until the following year’s reconstitution process. The Russell indexes referenced above include common stocks issued by companies domiciled in the United States or its territories as well as non-U.S. domiciled companies.
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 1000® Growth Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively lower price-to-book ratios and lower forecasted growth values.
The indexes noted above are used by the Board of Trustees and by Hirtle Callaghan as one standard against which to measure the performance of the Specialist Managers to whom assets of the various Equity Portfolios have been allocated. In addition, a portion of the assets of The Institutional Value Equity and The Institutional Growth Equity Portfolios (the “Index Accounts”) are allocated to a Specialist Manager who is committed to investing assets allocated to it in a manner that replicates the appropriate benchmark index. This passive investment style differs from the active management investment techniques used by the Trust’s other Specialist Managers. Rather than relying upon fundamental research, economic analysis and investment judgment, this approach uses automated statistical analytic procedures that are designed to replicate the performance of a selected stock index.
It is intended that the Index Accounts be invested in all of the securities included in the Russell 1000® Growth Index, in the case of The Institutional Growth Equity Portfolio, or the Russell 1000® Value Index, in the case of The Institutional Value Equity Portfolio; securities will be acquired in proportion to their weighting in the relevant index. Under certain circumstances, it may not be possible for an Index Account to acquire all securities included in the relevant index. This might occur, for example, in the event that an included security is issued by one of the Trust’s Specialist Managers or if there is insufficient trading activity in an included security for any reason. To the extent that all securities included in the appropriate index cannot be purchased, the Specialist Manager will purchase a representative sample of other included securities in proportion to their weightings. It is anticipated that these investment methods will result in a close correlation between the performance of the Index Accounts and the performance of the relevant index in both rising and falling markets, and every effort will be made to achieve a correlation of at least 0.95, before deduction of the expenses associated with the management of the respective Index Accounts and the Portfolio of which they are a part. A correlation of 1.00 would represent a perfect correlation between the performance of an Index Account and the relevant index. Investors should be aware, however, that while use of an index investment approach may limit an investor’s losses (before expenses) to those experienced in the overall securities markets as represented by the relevant index, it is also the case that an investor gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index.
About Equity Securities. The prices of equity and equity-related securities will fluctuate — sometimes dramatically — over time and a Portfolio could lose a substantial part, or even all, of its investment in a particular issue. The term “equity securities” includes common and preferred stock; “equity-related securities” refers to securities that may be convertible into common stock or preferred stock, or securities that carry the right to purchase common or preferred stock. Price fluctuations may reflect changes in the issuing company’s financial condition, overall market conditions or even perceptions in the marketplace about the issuing company or economic trends. Prices of convertible securities may, in addition, also be affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

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Small Company Risk. Equity securities of smaller companies may be subject to more abrupt or erratic price movements than larger, more established companies. These securities are often traded in the over-the-counter markets and, if listed on national or regional exchanges, may not be traded in volumes typical for such exchanges. This may make them more difficult to sell at the time and at a price that is desirable. Smaller companies can provide greater growth potential than larger, more mature firms. Investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks have been more volatile in price than companies with larger capitalizations. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.
About Foreign Securities. Equity securities of non-U.S. companies are subject to the same risks as other equity or equity-related securities. Foreign fixed income securities are subject to the same risks as other fixed income securities (as described below). Foreign investments also involve additional risks. These risks include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of foreign political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Transactions in markets overseas are generally more costly than those associated with domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce a Portfolio’s income.
Foreign Currency Risk. The prices of securities denominated in a foreign currency will also be affected by the value of that currency relative to the U.S. dollar. Exchange rate movements can be large and long-lasting and can affect, either favorably or unfavorably, the value of securities held in the Portfolio. Such rate movements may result from actions taken by the U.S. or foreign governments or central banks, or speculation in the currency markets.
Foreign Government Securities. Foreign governments, as well as supranational or quasi-governmental entities, such as the World Bank, may issue fixed income securities. Investments in these securities involve both the risks associated with any fixed income investment and the risks associated with an investment in foreign securities. In addition, a governmental entity’s ability or willingness to repay principal and interest due in a timely manner may be affected not only by economic factors but also by political circumstances either internationally or in the relevant region. These risks extend to debt obligations, such as “Brady Bonds,” that were created as part of the restructuring of commercial bank loans to entities (including foreign governments) in emerging market countries. Brady Bonds may be collateralized or not and may be issued in various currencies, although most are U.S. dollar denominated.
Emerging Market Securities. Investing in emerging market securities increases the risks of foreign investing. The risk of political or social upheaval, expropriation and restrictive controls on foreign investors’ ability to repatriate capital is greater in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, there may be few publicly traded securities and the market may be dominated by a few issuers or sectors. Fixed income securities issued by emerging market issuers are more likely to be considered equivalent to risky high yield securities. Investment funds and structured investments are mechanisms through which U.S. or other investors may invest in certain emerging markets that have laws precluding or limiting direct investments in their securities by foreign investors.
About Fixed Income Securities. Fixed income securities — sometimes referred to as “debt securities” — include bonds, notes (including structured notes), mortgage-backed and asset-backed securities, convertible and preferred securities as well as short-term debt instruments, often referred to as money market instruments. Fixed income securities may be issued by U.S. or foreign corporations, banks, governments, government agencies or subdivisions or other entities. A fixed income security may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. All of these factors — the type of instrument, the issuer and the payment terms — will affect the volatility and the risk of loss associated with a particular fixed income issue. The “maturity” of a fixed income instrument and the “duration” of a portfolio of fixed income instruments also affect investment risk. The maturity of an individual security refers to the period remaining until holders of the instrument are entitled to the return of its principal amount. Longer-term securities tend to experience larger price changes than shorter-term securities because they are more sensitive to changes in interest rates or in the credit ratings of issuers. Duration refers to a combination of criteria, including yield to maturity, credit quality and other factors that measure the exposure of a

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portfolio of fixed income instruments to changing interest rates. An investment portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher average duration.
Interest Rate Risk. Although the term fixed income securities includes a broad range of sometimes very different investments, all fixed income securities are subject to the risk that their value will fluctuate as interest rates in the overall economy rise and fall. The value of fixed income securities will tend to decrease when interest rates are rising and, conversely, will tend to increase when interest rates decline. Thus, in periods of declining interest rates, the yield of a Portfolio that invests in fixed income securities will tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Portfolio will tend to be lower.
Prepayment Risk and Extension Risk. Prepayments of fixed income securities will also affect their value. When interest rates are falling, the issuers of fixed income securities may repay principal earlier than expected. As a result, a Portfolio may have to reinvest these prepayments at the then prevailing lower rates, thus reducing its income. In the case of mortgage-backed or asset-backed issues — securities backed by pools of loans — payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely, payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage- or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value of the instrument adversely.
Credit Risk. Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Corporation (“S&P”) and Moody’s Investors Service, Inc. These ratings represent the judgment of the rating organization about the safety of principal and interest payments. They are not guarantees of quality and may be subject to change even after a security has been acquired. Not all fixed income securities are rated, and unrated securities may be acquired by the Income Portfolios if the relevant Specialist Manager determines that their quality is comparable to rated issues.
Risk Factors Relating to High Yield or “Junk” Bonds. Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. Such securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of these securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment-grade securities. The Portfolios will not generally purchase “distressed” securities.
When-issued Securities. Fixed income securities may be purchased for future delivery but at a predetermined price. The market value of securities purchased on a “when-issued” basis may change before delivery; this could result in a gain or loss to the purchasing Portfolio.
Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities represent participations in (or are backed by) loans secured by real property. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Because of their derivative structure — the fact that their value is derived from the value of the underlying assets — these securities are particularly sensitive to prepayment and extension risks noted above. Small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

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Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or “interest-only” class), while the other class will receive all of the principal (“PO” or “principal-only” class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.
Mortgage Dollar Rolls. Mortgage dollar rolls are arrangements in which a Portfolio would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Portfolio would forego principal and interest paid on the mortgage-backed securities during the roll period, a Portfolio would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Portfolio would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Portfolios.
Securities Purchased At Discount. Securities purchased at a discount, such as step-up bonds, could require a Portfolio to accrue and distribute income not yet received. If it invests in these securities, a Portfolio could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions. Among the types of these securities in which a Portfolio may invest are zero coupon securities, which are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.
About Real Estate Investments
Real Estate Investment Trusts. Each of the Equity Portfolios may invest in equity interests issued by real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers and derive income primarily from the collection of rents and/or interest income. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.
About Temporary Investment Practices. It is the intention of the Trust that each of the Portfolios be fully invested in accordance with its respective investment objective and policies at all times. Except with respect to the Index Accounts, a Specialist Manager may attempt to maintain liquidity pending investment by investing up to 20% of the assets allocated to it by a particular Portfolio in short-term money market instruments issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities. Such securities are referred to in this Prospectus as U.S. government securities. The Portfolios may also invest in repurchase agreements secured by U.S. government securities or short-term money market instruments of other issuers, including corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received,

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one of the two highest ratings assigned by at least one recognized rating organization and/or money market funds. When the Trust reallocates Portfolio assets among Specialist Managers, adds an additional Specialist Manager to a Portfolio, or replaces a Specialist Manager with another Specialist Manager, the respective Specialist Manager receiving assets to invest may invest those Portfolio assets in short-term money market instruments during a startup or transition period while determining appropriate longer term investments. Under extraordinary market or economic conditions, all or any portion of a Portfolio’s assets may be invested in short-term money market instruments for temporary defensive purposes. If such action is taken by a Specialist Manager as a result of an incorrect prediction about the effect of economic, financial or political conditions, the performance of the affected Portfolio will be adversely affected and the Portfolio may be unable to achieve its objective.
About Hedging Strategies. Except with respect to the Index Accounts, a Specialist Manager may, but is not obligated to, use certain strategies (“Hedging Strategies”) on behalf of a Portfolio in order to reduce certain risks that would otherwise be associated with their respective securities investments. In anticipation of future purchases, each Specialist Manager, including a Specialist Manager responsible for an Index Account, may use Hedging Strategies to gain market exposure pending direct investment in securities. These strategies include the use of options on securities and securities indexes and options on stock index and interest rate futures contracts. Both the Equity Portfolios (except the Index Accounts) and the Income Portfolios may also use forward foreign currency contracts in connection with the purchase and sale of those securities, denominated in foreign currencies, in which each is permitted to invest. In addition, The Institutional International Equity and Emerging Markets Portfolios may, but are not obligated to, use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which securities held by these Portfolios are denominated.
The Fixed Income II Portfolio and The Fixed Income Opportunity Portfolio may also use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which the foreign securities held by these Portfolios are denominated. In addition, these Portfolios may enter into swap transactions. Swap transactions are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indexes or commodity indexes. Swaps may be used to manage the maturity and duration of a fixed income portfolio or to gain exposure to a market without directly investing in securities traded in that market.
Use of the instruments noted above (collectively, “Hedging Instruments”) must be consistent with a Portfolio’s investment objective and policies (and, in the case of the Index Accounts, the indexing strategy described earlier in this Prospectus). In addition, a Portfolio may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts. The Portfolios may not use Hedging Instruments for speculative purposes. No Portfolio may invest more than 10% of its total assets in option purchases. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.
No assurances can be made that a Specialist Manager will use any Hedging Strategies, a particular Hedging Strategy or a particular Hedging Instrument. However, there are certain overall considerations to be aware of in connection with the use of Hedging Instruments in any of the Portfolios. The ability to predict the direction of the securities or currency markets and interest rates involves skills different from those used in selecting securities. Although the use of various Hedging Instruments is intended to enable each of the Portfolios to hedge against certain investment risks, there can be no guarantee that this objective will be achieved. For example, in the event that an anticipated change in the price of the securities (or currencies) that are the subject of the Hedging Strategy does not occur, it may be that the Portfolio employing such Hedging Strategy would have been in a better position had it not used such a strategy at all. Moreover, even if the Specialist Manager correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the option or futures position do not correspond to changes in the value of investments that the position was designed to hedge. Suitable hedging transactions may not be available in all circumstances. To the extent these strategies are used, they can disproportionately increase losses and reduce opportunities for gain when security prices, indices, currency rates or interest rates are changing in unexpected ways. A Portfolio may suffer losses disproportionate to the amount of its investments in these securities. Liquid markets do not always exist for certain Hedging Instruments and lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and/or make valuation of the instrument difficult to determine. In the case of an option, the option could expire before it can be sold, with the resulting loss of the premium paid by a Portfolio for the option. In the case of a futures contract, a Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, options that are traded over-the-counter differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between the parties. For this reason, the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In the case of currency-related instruments, such as foreign currency options, options on foreign currency futures, and forward foreign currency contracts, it is generally not possible to structure transactions to match the precise value of the securities involved since the future value of the securities will change during the period

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that the arrangement is outstanding. As a result, such transactions may preclude or reduce the opportunity for gain if the value of the hedged currency changes relative to the U.S. dollar. Like over-the-counter options, such instruments are essentially contracts between the parties and the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction.
About Other Permitted Instruments.
Temporary Investment Strategies. Each of the Portfolios may borrow money from a bank for temporary emergency purposes and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of the Investment Company Act, involves the sale of a security by the Trust and its agreement to repurchase the instrument at a specified time and price. Accordingly, the Trust will maintain a segregated account consisting of cash, U.S. government securities or high-grade, liquid obligations, maturing not later than the expiration of a reverse repurchase agreement, to cover its obligations under the agreement. To avoid potential leveraging effects of a Portfolio’s borrowings, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are in excess of 5% of a Portfolio’s total assets. Borrowings outstanding at any time will be limited to no more than one-third of a Portfolio’s total assets. Each of the Portfolios may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending Portfolio. During the time securities are on loan, the borrower will pay to the Portfolio any income that may accrue on the securities. The Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. No Portfolio will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Portfolio’s total assets.
Liquidity Risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
Market Risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.
Investments in Other Investment Companies.
The Specialist Managers may also acquire, on behalf of a Portfolio, other securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objective and policies of that Portfolio. Such investment company securities include interests in unit investment trusts structured to reflect a specified index, such as the S&P 500 Composite Stock Price Index Depositary Receipts (“SPDRs”) or the S&P Mid Cap 400 Index Depositary Receipts (“MidCap SPDRs”). The Portfolios may invest in these instruments (or similar instruments that may become available in the future) to achieve market exposure pending direct investment in securities in accordance with the investment policies of the relevant Portfolio, to hedge against the relative value of the securities in which an acquiring Portfolio primarily invests, or to facilitate the management of cash flows in or out of that Portfolio, provided that only those listed on the American Stock Exchange or the New York Stock Exchange may be acquired. Other investment company securities that may be acquired by a Portfolio include those of investment companies which invest in short-term money market instruments.
Exchange-traded funds (“ETFs”) are securities that are issued by investment companies and traded on securities exchanges. ETFs are subject to market and liquidity risk. The Portfolios may invest in ETFs. Such ETFs are unaffiliated with the Portfolios.
Many ETFs (“Index-based ETFs”) seek to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in Index-based ETFs offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolio will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

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Because ETFs are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to up to 5% of its total assets and limit aggregate investments in all investment companies to 10% of total assets. Provided certain requirements set forth in the Investment Company Act are met, however, investments in excess of these limitations may be made. In particular, the Portfolio may invest in the iShares® Trust and iShares®, Inc. (“iShares®”) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® funds make any representations regarding the advisability of investing in an iShares® fund.
The Portfolios may invest in these instruments to achieve market exposure pending direct investment in securities in accordance with the investment policies of the relevant Portfolio, to hedge against the relative value of the securities in which an acquiring Portfolio primarily invests, or to facilitate the management of cash flows in or out of that Portfolio. Other investment company securities that may be acquired by a Portfolio include those of investment companies which invest in short-term money market instruments.
Management of the Trust
The Board of Trustees is responsible for the overall supervision and management of the business and affairs of the Trust. Day-to-day operations of the Trust are the responsibility of the Trust’s officers and various service organizations retained by the Trust.
Hirtle Callaghan serves as the overall investment adviser to the Trust under the terms of its discretionary investment advisory agreement (“Hirtle Callaghan Agreement”) with the Trust. Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the Specialist Managers, and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Although Hirtle Callaghan advises the Board of Trustees with regard to investment matters, Hirtle Callaghan is not responsible for day-to-day investment decisions for the Trust or its Portfolios. Hirtle Callaghan is, however, responsible for monitoring both the overall performance of each Portfolio, and the individual performance of each Specialist Manager within those Portfolios served by more than one Specialist Manager. Hirtle Callaghan may, from time to time, reallocate the assets of a multi-manager Portfolio among the Specialist Managers that provide portfolio management services to that Portfolio when it believes that such action would be appropriate to achieve the overall objectives of the particular Portfolio. Under the Hirtle Callaghan Agreement, Hirtle Callaghan does have direct authority to invest and reinvest the Trust’s assets but Hirtle Callaghan does not currently do so. Hirtle Callaghan is an integral part of the Specialist Manager selection process and instrumental in the supervision of Specialist Managers.
As part of its oversight responsibilities, Hirtle Callaghan seeks to manage overall active portfolio risk. In connection with this effort, Hirtle Callaghan may, from time to time, determine that, as result of investment decisions in actively managed portions of the Portfolio, the overall Portfolio is underweight with respect to a specific market sector represented in the designated benchmark index. If, in Hirtle Callaghan’s judgment, it is appropriate to do so from a risk management perspective, Hirtle Callaghan may direct that a portion of those assets allocated to the “passive” or “index” investment approach be invested in a manner that replicates a subset of the market sector that, in Hirtle Callaghan’s judgment, is underweighted in the Portfolio as a whole. By way of example, application of the investment process of an active manager may result in a decision to limit investments in financial services. Taking into account the Portfolio’s overall structure, however, Hirtle Callaghan may determine that the Portfolio is disproportionately underweight in financial services from a risk management perspective. Under such circumstances, Hirtle Callaghan may (but is not required to) direct that a portion of those assets allocated to the “passive” or “index” investment approach be invested in a manner that replicates the financial services sector or subset of the designated index. The companies represented in the subset (“Subset Components”) will be determined by the Specialist Manager responsible for the “indexed” portion of the Portfolio and it is expected that investments in each of the Subset Components will be made weighted in accordance with the overall benchmark index.
The Board of Trustees has authorized the Trust’s officers to request an order from the Securities and Exchange Commission (“SEC”) that would permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board of Trustees but without submitting such contracts for the approval of the shareholders of the relevant Portfolio. The Trust’s shareholders have also approved this arrangement, however, the exemptive relief required from the SEC has not yet been obtained.
Officers of Hirtle Callaghan serve as the executive officers of the Trust and/or as members of the Board of Trustees. For its services under the Hirtle Callaghan Agreement, Hirtle Callaghan is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. The principal offices of Hirtle Callaghan are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428-2970. A registered investment adviser under the Investment Advisers Act of 1940, as amended, since

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1988, Hirtle Callaghan had, as of August 31, 2008, approximately $15 billion in assets under management. Hirtle Callaghan is wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle.
Specialist Managers. Day-to-day investment decisions for each of the Portfolios are the responsibility of one or more Specialist Managers retained by the Trust. In accordance with the terms of separate portfolio management agreements relating to the respective Portfolios, and subject to the general supervision of the Trust’s Board of Trustees, each of the Specialist Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments for the Portfolios they serve.
In the case of those Portfolios that are served by more than one Specialist Manager, Hirtle Callaghan is responsible for determining the appropriate manner in which to allocate assets to each such Specialist Manager. Hirtle Callaghan may increase or decrease the allocation to a Specialist Manager, if it deems it appropriate to do so, in order to achieve the overall objectives of the Portfolio involved. Allocations may vary between zero percent (0%) and one hundred percent (100%) of a Portfolio’s assets managed by a particular Specialist Manager at any given time. Hirtle Callaghan may also recommend that the Board of Trustees terminate a particular Specialist Manager when it believes that such termination will benefit a Portfolio. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to: (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selections processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers.
A detailed description of the Specialist Managers that currently serve the Trust’s various Portfolios is found in the Specialist Manager Guide included in this Prospectus.
A discussion regarding the Board of Trustees’ basis for approving the Trust’s agreements with Hirtle Callaghan and each of the Specialist Managers appears in the Trust’s Annual Report to Shareholders dated June 30, 2008.
Shareholder Information
Purchases and Redemptions
Purchasing Shares of the Portfolios. You may purchase shares of any of the Portfolios only if you are a client of Hirtle Callaghan or a financial intermediary that has established a relationship with Hirtle Callaghan. Shares of each of the Portfolios are sold at their net asset value per share (“NAV”) next calculated after your purchase order is accepted by the Trust. Please refer to further information under the heading “Acceptance of Purchase Orders; Anti-Money Laundering Policy.”
Calculating NAV. A Portfolio’s NAV is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time, on days the NYSE is open. The NAV is calculated by adding the total value of each Portfolio’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of that Portfolio:

NAV =	total assets – liabilities

number of shares outstanding
The value of each Portfolio’s investments is generally determined by current market quotations. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Trust’s Board of Trustees (“Board”) in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Portfolio would reasonably expect to receive upon its current sale. Fair value pricing may be employed, for example, if the value of a security held by a Portfolio has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid. When this fair value pricing method is employed, the prices of securities used in the daily computation of a Portfolio’s NAV per share may differ from quoted or published prices for the same securities. Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities

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valued based on market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust’s Board of Trustees.
Acceptance of Purchase Orders; Anti-Money Laundering Policy. Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. Generally, purchases must be made in U.S. dollars. Third-party checks, cash, credit cards, credit card convenience checks, traveler’s checks, and checks payable in foreign currency are not accepted. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust’s transfer agent on any regular business day.
If accepted by the Trust, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios. Securities accepted by the Trust for exchange and Portfolio shares to be issued in the exchange will be valued as set forth under “Calculating NAV” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Trust by the investor upon receipt from the issuer. The Trust will not accept securities in exchange for shares of a Portfolio unless such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued and current market quotations are readily available for such securities. The Trust will accept such securities for investment and not for resale. A gain or loss for Federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Trust. Purchases of shares will be made in full and fractional shares calculated to three decimal places.
Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. Accordingly, when you open an account, you will be asked for information that will allow the Trust to verify your identity, in the case of individual investors or, in the case of institutions or other entities, to verify the name, principal place of business, tax payer identification number and similar information. The Trust may also ask you to provide other documentation or identifying information and/or documentation for personnel authorized to act on your behalf.
Identity Verification Procedures — Because the absence of face-to-face contact with customers limits the Trust’s ability to reasonably validate the authenticity of documents received from an applicant, the Trust will never rely solely upon documentary methods to verify a customer’s identity. However, documentary evidence of a customer’s identity shall be obtained in an effort to complement the non-documentary customer identification verification process whenever necessary.
Customer Information — The following information is required prior to opening an account:
a.	Name;

b.	Date of birth, for an individual;

c.	Address, which shall be:
1) For an individual, a residential or business street address;
2) For an individual who does not have a residential or business street address, an Army Post Office (APO) or Fleet Post Office (FPO) box number, or the residential or business street address of next of kin or of another contact individual; or
3) For a person other than an individual (such as a corporation, partnership, or trust), a principal place of business, local office or other physical location; and
d.	Identification Number, which shall be:

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1) For a U.S. person, a taxpayer identification number; or
2) For a non-U.S. person, one or more of the following: a taxpayer identification number, passport number and country of issuance; alien identification card number; or number and country of issuance of any other government issued document evidencing nationality or residence and bearing a photograph or similar safeguard.
Customer Verification. As discussed above, the Trust also uses non-documentary methods to verify a customer’s identity, although an initial, documentary (good order) review of the Account Application and purchase instrument will also be conducted for consistency, completeness, signs of alteration or other abnormalities or deficiencies. The Trust will complete its procedures to attempt to verify the customer’s identity within five business days of opening an account. The Trust will identify customers primarily by independently verifying the customer’s identity through the comparison of information provided by the customer with information obtained from a consumer reporting agency, public database or other source.
If a customer’s identity cannot be reasonably ensured through the above verification procedures, the Trust will not open the account and the original purchase instrument will normally be returned to the customer. In the event an account was opened for a customer during the verification process, it will be closed and the proceeds will normally be returned to the customer. However, if there is evidence of fraud or other wrong doing, the customer’s account will be frozen and no proceeds or purchase instruments will be returned until the matter is resolved.
Redeeming Your Shares. You may redeem your shares in any Portfolio on any regular business day. Shares will be redeemed at the NAV next computed after receipt of your redemption order by the Trust. You will receive redemption proceeds within 7 days after receipt of your redemption order by the Trust. Redemption proceeds may be wired to an account that you have predesignated and which is on record with the Trust. Shares purchased by check will not be redeemed until that payment has cleared — normally, within 15 days of receipt of the check by the Trust. Redemption requests for all or any portion of your account with the Trust, must be in writing and must be signed by the shareholder(s) named on the account or an authorized representative. If you wish to redeem shares of any Portfolio valued at $25,000 or more, each signature must be guaranteed.
Other Information about Purchases and Redemptions. Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution. Capital gains, if any, are distributed at least annually.
The values of securities that are primarily listed on foreign exchanges may change on days when the NYSE is closed and the NAV of a Portfolio is not calculated. You will not be able to purchase or redeem your shares on days when the NYSE is closed.
The Trust may permit investors to purchase shares of a Portfolio “in kind” by exchanging securities for shares of the selected Portfolio. This is known as an “in-kind” purchase. Shares acquired in an in-kind transaction will not be redeemed until the transfer of securities to the Trust has settled — usually within 15 days following the in-kind purchase. The Trust will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are eligible to be included, or otherwise represented, in the Portfolio’s investment portfolio at the time of exchange and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Portfolio, the value of any such security (except U.S. Government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio, will not exceed 5% of the net assets of the Portfolio immediately after the transaction. The Trust may also redeem shares in kind. This means that all or a portion of the redemption amount would be paid by distributing on a pro rata basis to the redeeming shareholder securities held in a Portfolio’s investment portfolio. Investors will incur brokerage charges on the sale of these portfolio securities. In-kind purchases and sales will be permitted solely at the discretion of the Trust.
The Trust does not impose investment minimums or sales charges of any kind. If your account falls below $5,000, the Trust may ask you to increase your balance. If it is still below $5,000 after 30 days, the Trust may close your account and send you the proceeds at the current NAV. In addition, if you purchase shares of the Trust through a program of services offered by a financial intermediary, you may incur advisory fees or custody expenses in addition to those expenses described in this Prospectus. Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

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Frequent purchases and redemptions of shares of a mutual fund (including activities of “market timers”) can result in the dilution in the value of Trust shares held by long-term shareholders, interference with the efficient management of a fund’s investment portfolio, and increased brokerage and administrative costs. The Board of Trustees has considered the extent to which the Portfolios may be vulnerable to such risks. While the Board of Trustees will continue to monitor the situation and may elect to adopt specific procedures designed to discourage frequent purchases and redemptions, the Board of Trustees, has determined that it is not necessary to do so at this time. This conclusion is based on the fact that investments in the Trust may be made only by investment advisory clients of Hirtle Callaghan or financial intermediaries such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan and the absence of abuses in this area at any time since the commencement of the Trust’s operations.
Shareholder Reports and Inquiries. Shareholders will receive semi-annual reports containing unaudited financial statements as well as annual reports containing financial statements which have been audited by the Trust’s independent registered public accounting firm. Each shareholder will be notified annually as to the Federal tax status of distributions made by the Portfolios in which such shareholder is invested. Shareholders may contact the Trust by calling the telephone number, or by writing to the Trust at the address shown, on the back cover of this Prospectus.
Dividends and Distributions. Any income a Portfolio receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends, if any, on The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization Equity Portfolio and The Fixed Income Opportunity Portfolio are paid on a quarterly basis. Dividends on The Institutional International Equity Portfolio are paid semi-annually. Dividends on The Emerging Markets Portfolio are paid on an annual basis. Income dividends on each of the remaining Income Portfolios are paid monthly. Capital gains for all Portfolios, if any, are distributed at least annually.
Federal Taxes. The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.
Portfolio Distributions. Each Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to Federal income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, which may be taxed at a rate as high as 35%, except as discussed below.
Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%.
Distributions of certain “qualifying dividends” will also generally be taxable to non-corporate shareholders at a maximum rate of fifteen percent (15%), as long as certain requirements are met. In general, distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio.
Distributions from each Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
You will be notified annually of the tax status of distributions to you.
You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”
Sales or Exchanges. You will generally recognize taxable gain or loss for Federal income tax purposes on a sale, exchange or redemption of your shares in any Portfolio, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

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Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
IRAs and Other Tax-Qualified Plans. One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable. However, future distributions from IRAs and other Tax-Qualified Plans are usually taxed as ordinary income.
Other Tax Exempt Investors. Tax-exempt investors will generally be exempt from federal income tax on dividends received and gains realized with respect to shares of a Portfolio. Tax-exempt investors may, however, be subject to the unrelated business income tax to the extent their investments in a Portfolio are debt-financed. Moreover, certain categories of tax-exempt investors, such as private foundations, may be subject to federal excise tax on their investment income, which would include income and gain from an investment in shares of a Portfolio.
Foreign Taxes Incurred by The Institutional International Equity and Emerging Markets Portfolios. It is expected that The Institutional International Equity and Emerging Markets Portfolios will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Each Portfolio may elect to pass-through to its shareholders their pro rata share of foreign taxes that the Portfolios pay. If this election is made, shareholders will be: (i) required to include in their gross income (in addition to actual dividends received) their pro rata share of any foreign taxes paid by the Portfolio, and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.
Backup Withholding. A Portfolio may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate, as of the date of this prospectus, is 28%.
U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Portfolio will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to net capital gains. The exemption may not apply, however, if the investment in the Portfolio is connected to a grade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.
Portfolio distributions attributable to other categories of Portfolio income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.
In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Portfolio distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.
Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Portfolio. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

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State and Local Taxes. You may also be subject to state and local taxes on distributions and redemptions, including distributions from State income taxes may not apply, however, to the portions of each Portfolio’s distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.
Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at a maximum rate of 15% will sunset after 2010.
More information about taxes is in the Statement of Additional Information.

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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of each of the Trust’s Portfolios for the past five years or since the inception of the Portfolio, if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Trust’s financial statements, are included in the Statement of Additional Information, which is available upon request.
There are no financial highlights for The Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization Equity, Institutional International Equity and Emerging Markets Portfolios as none of these Portfolios had commenced operations as of June 30, 2008.

	Fixed Income Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.75	$9.66	$10.23	$10.01	$10.38

Changes in Net Assets Resulting from Operations:
Net investment income	0.52	0.50	0.46	0.44	0.42
Net realized and unrealized gains/(losses) on investments	(0.27)	0.09	(0.54)	0.25	(0.33)

Total from operations	0.25	0.59	(0.08)	0.69	0.09

Distributions to Shareholders from:
Net investment income	(0.52)	(0.50)	(0.49)	(0.45)	(0.46)
Net realized gains from investments	—	—	—	(0.02)	—

Total distributions to shareholders	(0.52)	(0.50)	(0.49)	(0.47)	(0.46)

Net Asset Value, End of Period	$9.48	$9.75	$9.66	$10.23	$10.01

Total Return	2.51%	6.23%	(0.77%)	7.07%	0.88%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$302,392	$257,670	$231,215	$251,190	$197,341
Ratio of expenses to average net assets, prior to waivers and reimbursements	0.33%	0.35%	0.36%	0.37%	0.39%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.32%	0.33%	0.35%	0.36%	0.39%
Ratio of net investment income to average net assets	5.30%	5.11%	4.68%	4.32%	4.15%
Portfolio turnover rate	221.76%	169.45%	175.82%	200.54%	216.92%

	Fixed Income II Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.69	$9.67	$10.21	$9.90	$10.36

Changes in Net Assets Resulting from Operations:
Net investment income	0.51	0.48	0.42	0.34	0.30
Net realized and unrealized gains/(losses) on investments, futures, options and foreign currency	0.09	0.02	(0.45)	0.27	(0.26)

Total from operations	0.60	0.50	(0.03)	0.61	0.04

Distributions to Shareholders from:
Net investment income	(0.51)	(0.48)	(0.48)	(0.30)	(0.36)
Net realized gains from investments, futures, options and foreign currency	—	—	(0.03)	—	(0.14)

Total distributions to shareholders	(0.51)	(0.48)	(0.51)	(0.30)	(0.50)

Net Asset Value, End of Period	$9.78	$9.69	$9.67	$10.21	$9.90

Total Return	6.20%	5.22%	(0.31%)	6.25%	0.46%

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	Fixed Income II Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$310,476	$267,050	$255,911	$253,671	$189,211
Ratio of expenses to average net assets, prior to waivers	0.34%	0.35%	0.37%	0.40%	0.39%
Ratio of expenses to average net assets, net of waivers	0.34%	0.35%	0.37%	0.40%	0.39%
Ratio of net investment income to average net assets	5.09%	4.87%	4.25%	3.50%	2.90%
Portfolio turnover rate	201.23%	159.95%	573.92%	890.01%	652.03%

	Fixed Income Opportunity Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.58	$7.29	$7.68	$7.57	$7.46

Changes in Net Assets Resulting from Operations:
Net investment income	0.52	0.57	0.45	0.48	0.46
Net realized and unrealized gains/(losses) on investments	(0.57)	0.20	(0.40)	0.14	0.12

Total from operations	(0.05)	0.77	0.05	0.62	0.58

Distributions to Shareholders from:
Net investment income	(0.61)	(0.48)	(0.44)	(0.51)	(0.47)

Total distributions to shareholders	(0.61)	(0.48)	(0.44)	(0.51)	(0.47)

Net Asset Value, End of Period	$6.92	$7.58	$7.29	$7.68	$7.57

Total Return	(0.64%)	10.40%	0.81%	8.37%	7.94%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$157,623	$145,576	$134,854	$133,032	$229,137
Ratio of expenses to average net assets, prior to waivers	0.57%	0.61%	0.66%	0.67%	0.67%
Ratio of expenses to average net assets, net of waivers	0.57%	0.61%	0.66%	0.67%	0.67%
Ratio of net investment income to average net assets	7.23%	7.46%	5.89%	5.81%	5.93%
Portfolio turnover rate	113.40%	139.66%	27.34%	37.25%	93.45%

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Specialist Manager Guide
This Specialist Manager Guide sets forth certain information about the Specialist Managers and the individual portfolio managers. Additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of securities in the respective Portfolios is available in the SAI.
Aberdeen Asset Management, Inc. (“Aberdeen”) has served as the Specialist Manager for The Fixed Income Portfolio since November 28, 2005. On that date, Aberdeen acquired certain United Kingdom and Philadelphia-based asset management businesses of the Fixed Income Portfolio’s previous Specialist Manager, including the services of the portfolio management team responsible for day-to-day investment decisions. Aberdeen is headquartered at 1735 Market Street, Philadelphia, PA 19103. For its services to the Portfolio, Aberdeen is entitled to receive, based on the average daily net asset value of the Portfolio, an annual fee of 0.20%. For the year ending December 31, 2008, Aberdeen has voluntarily waived its fee down to 0.185%. A voluntary waiver may be reduced or eliminated at any time. Gary W. Bartlett, Head of Global Fixed Income, J. Christopher Gagnier, Head of U.S. Fixed Income, Keith Bachman, Warren S. Davis, Thomas Flaherty, Neil Moriarty, Daniel R. Taylor and Timothy C. Vile, each of whom is a Senior Portfolio Manager, are primarily responsible for day-to-day management of this Portfolio’s assets. Mr. Bartlett has been with the firm (or its predecessor companies) since 1992. Mr. Bartlett is a Chartered Financial Analyst and holds an MBA from Drexel University, with over 26 years in the investment management industry. Mr. Gagnier has been with the firm (or its predecessor companies) since 1997. Mr. Gagnier holds an MBA from University of Chicago, with over 29 years in the investment management industry. Mr. Bachman has been with the firm since 2007. Prior to joining Aberdeen, Mr. Bachman was a High Yield Analyst/Portfolio Manager with Deutsche Asset Management from 2002-2006 and from 2006 — 2007 he was Director of Credit Research at Stone Tower Capital. Mr. Bachman holds an MBA from Columbia University, with over 19 years in the investment management industry. Mr. Davis has been with the firm (or its predecessor companies) since 1995. Mr. Davis holds an MBA from Drexel University, with over 23 years in the investment management industry. Mr. Flaherty has been with the firm (or its predecessor companies) since 1995. Mr. Flaherty has over 24 years in the investment management industry. Mr. Moriarty has been with the firm (or its predecessor companies) since 2002. Mr. Moriarty has over 20 years in the investment management industry. Mr. Taylor has been with the firm (or its predecessor companies) since 1998. Mr. Taylor is a Chartered Financial Analyst and has over 17 years in the investment management industry. Mr. Vile has been with the firm (or its predecessor companies) since 1991. Mr. Vile is a Chartered Financial Analyst with over 24 years in the investment management industry. As of June 30, 2008, Aberdeen managed total assets of $35.9 billion, of which approximately $3.5 billion consisted of mutual fund assets.
Artisan Partners Limited Partnership (“Artisan”) serves as a Specialist Manager for The Institutional International Equity Portfolio. Artisan, the principal offices of which are located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, has provided investment management services for international equity assets since 1995. Artisan also maintains offices at 100 Pine Street, Suite 2950, San Francisco, California, 1 Maritime Plaza, Suite 1450, San Francisco, California, 1350 Avenue of the Americas, Suite 3005, New York, NY 10019 and Five Concourse Parkway, Suite 2120, Atlanta, Georgia. As of June 30, 2008, Artisan managed total assets in excess of $49.4 billion, of which approximately $30.7 billion consisted of mutual fund assets. Artisan’s sole general partner is Artisan Investment Corporation, which is controlled by its founders, Andrew A. Ziegler and Carlene Murphy Ziegler.
Mr. Mark L. Yockey, a managing director of Artisan, is responsible for making day-to-day investment decisions for that portion of The Institutional International Equity Portfolio allocated to Artisan. Mr. Yockey joined Artisan in 1995 as a limited partner and portfolio manager. Before joining Artisan, Mr. Yockey was portfolio manager of United International Growth Fund and Vice President of Waddell & Reed, Inc., an investment adviser and mutual fund organization located in Missouri. Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.
For its services to the Portfolio, Artisan receives a fee, payable monthly, at an annual rate of 0.47% of the average daily net assets allocated to Artisan so long as the Combined Assets (as defined below) are greater than $500 million. If the Combined Assets are reduced to $500 million or less due to withdrawals or redemptions, beginning with the first calendar quarter following the date on which such withdrawal or redemption reduced such Combined Assets to $500 million or less, the fee shall be calculated based on average daily net assets of the Portfolio allocated to Artisan at the following annual rates: 0.80% on assets up to $50 million; 0.60% on assets from $50 million to $100 million; and 0.70% on assets in excess of $100 million. For purposes of computing Artisan’s fee, the term “Combined Assets” shall mean the sum of: (a) the net assets of The International Equity Portfolio of the Hirtle Callaghan Trust managed by Artisan; and (b) the net assets of The Institutional International Equity Portfolio of the Hirtle Callaghan Trust managed by Artisan.

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BlackRock Financial Management, Inc. (“BlackRock”) serves as Specialist Manager for The Fixed Income II Portfolio. BlackRock, which has managed fixed income assets since 1988 and is a registered investment adviser, is headquartered at 40 East 52nd Street, New York, New York, 10022. For its services to the Portfolio, BlackRock receives a fee, based on the average daily net asset value of that portion of the Portfolio’s assets (“BlackRock Account”) managed by it, at an annual rate of 0.25% for the first $100 million in such assets, 0.20% for those assets in excess of $100 million and below $200 million, and 0.175% for those assets in excess of $200 million. As of June 30, 2008, BlackRock, together with its asset management affiliates, managed total assets of approximately $1.43 trillion, $760 billion of which represent mutual fund assets.
The fund management team is led by a team of investment professionals at BlackRock, including the following individuals who are jointly and primarily responsible for making day-to-day investment decisions: Scott Amero, Vice Chairman of BlackRock since 2007 and a co-manager of the Portfolio since 2001, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BlackRock since 1999. Messrs. Marra and Phillips have been co-managers of the Portfolio since 2008. Mr. Amero is BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust. Mr. Marra is a member of BlackRock’s Fixed Income Portfolio Management Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting which examines performance, compliance and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997 and joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group. Mr. Phillips is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting which examines performance, compliance and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc. holds an approximate 49% interest in BlackRock, Inc, and The PNC Financial Services Group holds a 34% stake. The remaining 17% is held by employees and the public (NYSE:BLK).
Capital Guardian Trust Company (“CapGuardian”) serves as a Specialist Manager for The Institutional International Equity Portfolio. CapGuardian, the principal offices of which are located at 333 South Hope Street, Los Angeles, CA 90071, is a trust company and a registered investment adviser, and was organized as a corporation under California law in 1968. CapGuardian is a wholly owned subsidiary of Capital Group International, Inc., a group of companies that provides institutional investment services. As of June 30, 2008, CapGuardian managed total assets of in excess of $119 billion, including approximately $11.6 billion in assets of registered investment companies.
For its services to the Portfolio, CapGuardian receives a fee, based on the average of the month end net asset values of the account during the quarter, of that portion of the Portfolio’s assets managed by it, at an annual rate of: 0.70% for the first $25 million in such assets; 0.55% for the next $25 million in such assets; 0.425% for the next $200 million in such assets; and 0.375% for those assets in excess of $250 million. Certain fee discounts may apply based on the aggregated annual fees paid to CapGuardian by the Portfolio. When calculating the fees to be paid to CapGuardian by the Portfolio, the Portfolio assets allocated to CapGuardian are aggregated with certain other assets managed by CapGuardian to determine the fee rate that will apply.
CapGuardian uses a multiple portfolio manager system in managing the Portfolio’s assets. Under this approach, the portion of the Portfolio managed by CapGuardian is divided into a segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by a Portfolio’s objectives and policies and by CapGuardian’s investment committee. In addition, CapGuardian’s investment analysts may make investment decisions with respect to a portion of the Portfolio segment. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.
Mr. Gerald Du Manoir, Senior Vice President of CapGuardian joined the Capital organization in 1990. Mr. David I. Fisher, Chairman of the Board of CapGuardian, has been with the Capital organization since 1969. Mr. Arthur J. Gromadzki, a Senior Vice President of Capital International Research, Inc., an affiliate of CapGuardian, with European and non-U.S. equity portfolio management and investment analyst responsibilities, joined the Capital organization in 1987. Mr. Richard N. Havas is a vice chairman and director of CapGuardian (Canada), Inc., an affiliate of CapGuardian, with Global and non-U.S. portfolio management responsibilities, and joined

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the Capital organization in 1986. Mr. Seung Kwak, a senior vice president of Capital International K.K., an affiliate of CapGuardian, and a portfolio manager for Japan-only equity, joined the Capital organization in 2002. Ms. Nancy J. Kyle is vice chairman and director of CapGuardian and joined the Capital organization in 1991. Mr. Lionel M. Sauvage is a senior vice president and a director of CapGuardian and has been with the Capital organization since 1987. Ms. Nilly Sikorsky is the chair of Capital International S.A., an affiliate of CapGuardian, and joined the Capital organization in 1962. Mr. Rudolf M. Staehelin is director and senior vice president of Capital International S.A., an affiliate of CapGuardian, who joined the Capital organization in 1981. In addition to the managers mentioned above, a portion of the portfolio is managed by a team of CapGuardian analysts. This research team consists of over 30 analysts with an average of 11 years with CapGuardian and 17 years investment experience.
Causeway Capital Management LLC (“Causeway”) serves as a Specialist Manager for The Institutional International Equity Portfolio. Causeway’s headquarters are located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025. As of June 30, 2008, Causeway, which is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), had total assets under management of approximately $14.7 billion, of which $5.5 billion consisted of mutual fund assets. For its services to the Portfolio, Causeway receives a fee, payable monthly, at an annual rate of 0.45% of the average daily net assets allocated to Causeway.
Day-to-day management of those assets of The Institutional International Equity Portfolio allocated to Causeway is the responsibility of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin, each of whom has been an investment professional with Causeway since 2001. Ms. Ketterer and Mr. Hartford were co-founders of Causeway in 2001, and serve as the firm’s chief executive officer and president, respectively. Ms. Ketterer and Mr. Hartford previously served as co-heads of the International and Global Value Equity Team of the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P (“Hotchkis and Wiley”). Messrs. Doyle and Eng, directors of Causeway, and Mr. Durkin, a vice president, were also associated with the Hotchkis and Wiley International and Global Value Equity Team prior to joining Causeway in 2001.
Franklin Portfolio Associates LLC (“FPA”) serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. FPA, which was organized as a Massachusetts limited liability company in 1982, is headquartered at One Boston Place, 34th Floor, Boston, Massachusetts 02108.
For its services to the Portfolio, FPA receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.30%. After June 30, 2010, this fee will increase to 0.40%
Day-to-day investment decisions for that portion of The Institutional Small Capitalization Equity Portfolio allocated to FPA are the responsibility of Oliver Buckley, Chief Executive Officer and Chief Investment Officer, and Tony Garvin, Senior Vice President and Senior Portfolio Manager. Mr. Buckley has been with FPA since 2000. Prior to joining FPA, Mr. Buckley was responsible for research in the Structured Products Group at INVESCO. He also previously served as a portfolio manager at Martingale Asset Management and spent 5 years at BARRA as the manager of Equity Consulting Services. Mr. Garvin holds his BS from the Skidmore College and an MA from the University of Massachusetts. He also completed postgraduate coursework at the Massachusetts Institute of Technology. Mr. Garvin joined FPA in 2004. Prior to joining FPA, he was a portfolio manager at Batterymarch Financial Management. He also previously served as portfolio manager and quantitative analyst at Grantham, Mayo, Van Otterloo and Company and was a consultant at Independence Investment Associates and held responsibilities related to data analysis at Nichols Research Corporation. Mr. Garvin belongs to the Boston Security Analysts Society.
As of June 30, 2008, FPA had approximately $23 billion in assets under management, of which approximately $13 billion represented assets of mutual funds.
Frontier Capital Management Company, LLC (“Frontier”) serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer Street, Boston, Massachusetts 02110, was established in 1980 and is a registered investment adviser. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio’s assets assigned to Frontier. Mr. Cavarretta has been President of Frontier since 2006, is a Chartered Financial Analyst and has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A. 1988). Frontier had, as of June 30, 2008, approximately $5.7 billion in assets under management, of which approximately $343 million represented assets of mutual funds. Affiliated Managers Group, Inc. (“AMG”), a Boston-based asset management holding company, holds a majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).

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Geewax & Partners, LLC (“Geewax”) serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. For its services to the Portfolio, Geewax receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.30%. The principal offices of Geewax are located at 129 Hicks Road, West Grove, PA 19390. John Geewax has been a General Partner and Chief Investment Officer of the firm since its founding in 1982. Mr. Geewax, who holds an MBA and JD from the University of Pennsylvania, is primarily responsible for making day-to-day investment decisions for that portion of the Portfolio’s assets assigned to Geewax. JoePaul Puthenangadi is the designated assistant portfolio manager for the portion of the Portfolio’s assets assigned to Geewax. Mr. Puthenangadi joined Geewax in 1998 and provides research and statistical support for the firm. Mr. Puthenangadi earned his MBA from Drexel University in 1998. As of June 30, 2008, Geewax managed assets of approximately $185.5 million, of which approximately $121 million represented assets of mutual funds. Geewax, a Pennsylvania limited liability company, is controlled by Mr. Geewax.
Institutional Capital, LLC (“ICAP”) serves as a Specialist Manager for The Institutional Value Equity Portfolio. For its services to the Portfolio, ICAP receives a fee, based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.35%. ICAP, the principal offices of which are located at 225 West Wacker, Chicago, Illinois 60606, is a registered investment adviser and direct wholly-owned subsidiary of New York Life Investment Management Holdings LLC. ICAP has provided investment management services for equity assets since 1970. ICAP had assets of approximately $17.66 billion under management as of June 30, 2008, of which approximately $8.6 billion represented assets of mutual funds. The investment decisions for the Portfolio are made through a team approach, with all of the ICAP investment professionals contributing to the process. The senior members of the investment team are: Jerrold K. Senser and Thomas R. Wenzel. Mr. Senser serves as chief executive officer and chief investment officer of Institutional Capital LLC. As CEO and CIO, he heads the investment committee and is the lead portfolio manager for all of ICAP’s investment strategies. Mr. Senser has been with the firm since 1986 and is a Chartered Financial Analyst. Prior to joining ICAP, he spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He earned a BA in economics from the University of Michigan, and an MBA from the University of Chicago. Mr. Wenzel is executive vice president and director of research, is a senior member of the investment committee and is a Chartered Financial Analyst. He serves as a lead portfolio manager for all of ICAP’s investment strategies. As a 15-year veteran of the firm, Mr. Wenzel also leads the firm’s investment research effort with particular emphasis on the financial sector. Before joining ICAP in 1993, he served as a senior equity analyst at Brinson Partners for six years. He earned a BA in economics and an MBA from the University of Wisconsin-Madison.
IronBridge Capital Management LP (“IronBridge”) serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. IronBridge, which was organized in 1999, is located at One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181. For its services to the Portfolio, IronBridge receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.95%.
Day-to-day investment decisions for that portion of The Institutional Small Capitalization Equity Portfolio allocated to IronBridge by the Board of Trustees are the responsibility of Christopher C. Faber and Jeffrey B. Madden. Mr. Faber is a Portfolio Manager/ Analyst who founded IronBridge in 1999, prior to which he spent 13 years as a Founding Partner and Portfolio Consultant for HOLT Value Associates, LP. Mr. Madden joined IronBridge in 2000 as an equity analyst. Before joining IronBridge, Mr. Madden worked at Accenture in the Retail Management Consulting Practice. As of June 30, 2008, IronBridge had approximately $4.6 billion in assets under management, of which approximately $631 million represented assets of mutual funds.
Jennison Associates LLC (“Jennison”), a registered investment adviser since 1969, serves as a Specialist Manager for The Institutional Growth Equity Portfolio. Jennison’s principal offices are located at 466 Lexington Avenue, New York, New York 10017. For its services to the Portfolio, Jennison receives a maximum annual fee of 0.30% of the average daily net assets of that portion of The Institutional Growth Equity Portfolio allocated to Jennison (“Jennison Account”). Jennison’s fee may be lower, however, to the extent the application of the fee schedule set forth below (“Combined Fee Schedule”) to the aggregate market value of the Jennison Account and certain other assets managed by Jennison, for clients of Hirtle Callaghan, (“Related Accounts”) (together, the “Combined Assets”) results in a lower fee. Under the Combined Fee Schedule, Jennison would receive from The Institutional Growth Equity Portfolio advisory fees as set forth in the table below. For purposes of the Combined Fee Schedule, a “Related Account” is an account that is managed by Jennison in a manner similar in terms of investment objectives and strategy to the Jennison Account for the benefit of institutional investors who are clients of Hirtle Callaghan.

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For Combined	The maximum Jennison Fee* from the Portfolio
Assets of:	would be:	The fee paid to Jennison would be:
$10 million or less	0.30% of the avg. daily net assets of the Jennison Account	0.75% of the avg. daily net assets of those Combined Assets

Over $10 million to $40 million	0.30% of the avg. daily net assets of the Jennison Account	0.50% of the avg. daily net assets of those Combined Assets

Over $40 million to $65 million	0.30% of the avg. daily net assets of the Jennison Account	0.35% of the avg. daily net assets of those Combined Assets

Over $65 million to $400 million	0.25% of the avg. daily net assets of the Jennison Account	0.25% of the avg. daily net assets of those Combined Assets

Over $400 million to $1 billion	0.22% of the avg. daily net assets of the Jennison Account	0.22% of the avg. daily net assets of those Combined Assets

Over $1 billion	0.20% of the avg. daily net assets of the Jennison Account	0.20% of the avg. daily net assets of those Combined Assets

*	Under the Combined Fee Schedule, the Portfolio may pay less than the total fee rates shown above.
As of June 30, 2008, the aggregate market value of the Jennison Account and Related Accounts was approximately $775.3 million. Further information about Jennison’s advisory fee appears in the Statement of Additional Information. As of June 30, 2008, Jennison managed approximately $85.5 billion in assets, of which approximately $45.9 billion represented assets of mutual funds. Jennison is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company, LLC, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.
Kathleen A. McCarragher, Managing Director and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of The Institutional Growth Equity Portfolio allocated to Jennison. Ms. McCarragher joined Jennison in 1998. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.
Ms. McCarragher is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
JS Asset Management, LLC (“JSAM”) serves as a Specialist Manager for The Institutional Value Equity Portfolio. JSAM is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at One Tower Bridge, West Conshohocken, Pennsylvania 19428. For its services to the Portfolio, JSAM receives an annual fee of 0.40% of that portion of the Portfolio’s assets allocated to JSAM from time to time. John K. Schneider, JSAM’s founder and chief executive officer, is primarily responsible for the day-to-day management of the Portfolio’s assets. Before establishing JSAM in February 2005, Mr. Schneider served as a Senior Portfolio Manager at PIMCO Equity Advisors L.P. As of June 30, 2008, JSAM had total assets under management of approximately $400.2 million, of which approximately $359.7 million represented assets of mutual funds.
Seix Investment Advisors LLC. (“Seix”), serves as the Specialist Manager of The Fixed Income Opportunity Portfolio. Seix, a newly formed wholly-owned subsidiary of RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.), (“RidgeWorth”) began operating as a separate SEC registered investment adviser in March 2008. Its predecessor, Seix Investment Advisors, Inc. was founded in 1992 and was independently-owned until 2004 when the firm joined RidgeWorth as the high grade, high yield investment management division. RidgeWorth is a wholly-owned subsidiary of SunTrust Banks, Inc. Seix is headquartered at 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey, 07458. As of June 30, 2008, Seix managed assets of $19.676 billion, of which approximately $4.355 billion represented assets of mutual funds.

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For its services to the Portfolio, which began on December 18, 2006, Seix receives a fee, based on the average daily net asset value of the assets of the Portfolio under its management at an annual rate of 0.50% for the first $100 million in such assets, and 0.40% for those assets in excess of $100 million. Additionally, to the extent assets of other clients of Hirtle Callaghan are managed by Seix, such assets will be taken into account in calculating the fee payable to Seix.
Day-to-day high yield investment decisions for the Portfolio are the responsibility of Michael McEachern, President of Seix and Head of the High Yield Group. Mr. McEachern has been Senior High Yield Portfolio Manager and Head of the High Yield Group at Seix and its predecessor firms since June 30, 1997. Before joining Seix, Mr. McEachern was a Vice President of Fixed Income at American General Corp. Michael Rieger, is responsible for managing the securitized assets exposure of the Fixed Income Opportunity Portfolio. Mr. Rieger is a Managing Director and Senior Portfolio Manager and focuses primarily on securitized assets including asset backed securities, commercial mortgage backed securities and mortgage related securities. Before joining Seix in 2007, Mr. Rieger was a Managing Director at AIG Global Investments since 2005 and a Vice President from 2002 to 2005.
Sterling Johnston Capital Management, L.P. (“Sterling Johnston”), a registered investment adviser since 1985, serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. Sterling Johnston’s principal offices are located at 50 California Street, San Francisco, California 94111. As of June 30, 2008, Sterling Johnston managed assets of $1.1 billion, of which approximately $114 million represented assets of mutual funds.
For its services to the Portfolio, Sterling Johnston receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.75%.
Day-to-day investment decisions for the Sterling Johnston Account are the responsibility of Scott Sterling Johnston, who also serves as the firm’s Chairman. Mr. Johnston has served in this capacity for Sterling Johnston and its predecessor firms since 1985. Sterling Johnston is an independent investment advisory firm; 100% of the firm’s equity is held by its principals, including Mr. Johnston, who holds a controlling interest in the firm.
SSgA Funds Management, Inc. (“SSgA FM”) currently serves as a Specialist Manager for The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio and The Emerging Markets Portfolio. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. As of June 30, 2008, SSgA FM had over $149.1 billion in assets under management. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.89 trillion under management as of June 30, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.
For its services to The Institutional Value Equity and Institutional Growth Equity Portfolios, SSgA FM receives an annual fee of 0.04% of that portion of each Portfolio’s assets allocated to it. SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program. The members of this team involved in the day to day management of the portion of The Institutional Value Equity and Institutional Growth Equity Portfolios allocated to SSgA FM are: Kristin Carcio, and John Tucker, CFA.
Kristin Carcio. Ms. Carcio joined the firm in 2006 and is a Principal at State Street Global Advisors and SSgA FM. Ms. Carcio is a Portfolio Manager in the firm’s Global Structured Products Team responsible for the management of several strategies. From 2000-2006, Ms. Carcio worked in the fixed income research group at Loomis, Sayles & Company, where she was responsible for the analysis of ABS and CMBS. She received a Bachelor of Science degree in Business Administration from the University of Richmond and a MBA from Boston College.
John Tucker, CFA. Mr. Tucker joined the firm in 1988 and is a Managing Director of SSgA, Head of U.S. Equity Markets in the Global Structured Products Group and a Principal of SSgA FM. Mr. Tucker is responsible for overseeing the management of all U.S. Equity index strategies and Exchange Traded Funds. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in our second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSgA’s International Structured Products group, where he was responsible for the operations staff and functions. Mr. Tucker received a BA in Economics from Trinity College and a MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

51

For its services to The Emerging Markets Portfolio, SSgA FM receives a fee, based on the daily net asset value of the Portfolio’s assets, at an annual rate of 0.85% for the first $50 million in such assets, 0.75% for the next $50 million in assets and 0.70% for those assets in excess of $100 million. The Emerging Markets Portfolio is managed by the SSgA Emerging Markets Active Management Team. The portfolio managers Brad Aham, CFA, FRM and Stephen McCarthy, CFA jointly and primarily have the most significant day-to-day responsibility for management of the Portfolio.
Brad Aham, CFA, FRM. Mr. Aham is a Senior Managing Director of SSgA and a Principal of SSgA FM. Mr. Aham joined the firm in 1993 and is the head of the Active Emerging Markets Equity Team. He is a founding member of the Active Emerging Markets strategy and has been a portfolio manager in the Global Quantitative equities group for over 10 years. He earned Bachelors degrees in both Mathematics and Economics from Brandeis University and a MBA from Boston University. He has also earned the Chartered Financial Analyst designation and is a Certified Financial Risk Manager. Mr. Aham is a member of the Boston Securities Analyst Society and the Global Association of Risk Professionals.
Stephen McCarthy, CFA. Mr. McCarthy is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 1998 and is a member of the firm’s Active Emerging Markets team. Mr. McCarthy holds his AB from Harvard College, a master’s degree in Classics and Philosophy from Corpus Christi College, Oxford University, U.K. and an MBA from Columbia University. Mr. McCarthy is a past president of the Boston Security Analysts Society.
Sustainable Growth Advisers (“SGA”) serves as a Specialist Manager for The Institutional Growth Equity Portfolio. SGA is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 301 Tresser Blvd., Suite 1310, Stamford, CT 06901 and, as of June 30, 2008, SGA had total assets under management of approximately $1.9 billion, of which approximately $1.5 billion represented assets of mutual funds. George P. Fraise, Gordon M. Marchand and Robert L. Rohn, who together co-founded SGA in 2003, are primarily responsible for day-to-day management of that portion of the Portfolio’s assets allocated to SGA. Both Mr. Fraise and Mr. Marchand served as executive officers of Yeager, Wood & Marshall, Inc., from 2000 to 2003, serving on that firm’s Investment Policy Committee and as members of its Board of Directors. Mr. Marchand also served as that firm’s Chief Operating and Financial Officer. Mr. Rohn served from 1992 until 2003, as a portfolio manager and principal with W.P. Stewart & Co., Ltd. For its services to the Portfolio, SGA receives an annual fee of 0.35% of that portion of the Portfolio’s assets allocated to SGA.

52

The Hirtle Callaghan Trust
For More Information:
For more information about any of the Portfolios of The Hirtle Callaghan Trust, please refer to the following documents, each of which is available without charge from the Trust:
Annual and Semi-Annual Reports (“Shareholder Reports”)/Form N-Q:
The Trust’s annual and semi-annual reports to shareholders contain additional information on the Trust’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the several Portfolios during the Trust’s last fiscal year. In addition, the Portfolios file their complete portfolio schedule as of the end of their first and third fiscal quarters with the SEC on Form N-Q. A discussion regarding the Board of Trustee’s basis for approval of the Hirtle Callaghan Agreement and for approval of the Specialist Managers advisory agreements is available in the Trust’s annual report dated June 30, 2008.
Statement of Additional Information (“SAI”):
The SAI provides more detailed information about the Trust, including its operations and the investment policies of its several Portfolios. A description of the Trust’s policies and procedures regarding the release of portfolio holdings information is also available in the SAI. It is incorporated by reference into, and is legally considered a part of, this Prospectus.
To obtain copies of Shareholder Reports or the SAI, free of charge:
Contact the Trust at The Hirtle Callaghan Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500,
West Conshohocken, PA 19428-2970 (or call 800-242-9596)
Other Resources:
You can also review and copy Shareholder Reports, Form N-Q and the SAI at the Public Reference Room of the SEC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Text-only copies of these documents are also available from the SEC’s website at http://www.sec.gov or for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102, by calling 202-551-8090, or by electronic request to: publicinfo@sec.gov. The Trust does not have an internet web site.
Investment Company Act File No. 811-08918.

53

STATEMENT OF ADDITIONAL INFORMATION
THE HIRTLE CALLAGHAN TRUST
FIVE TOWER BRIDGE, 300 BARR HARBOR DRIVE, SUITE 500
WEST CONSHOHOCKEN, PA 19428-2970
This Statement of Additional Information is designed to supplement information contained in the Prospectuses relating to The Hirtle Callaghan Trust (“Trust”). The Trust is an open-end, diversified, series, management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”). Hirtle, Callaghan & Co., LLC (“Hirtle Callaghan”) serves as the overall investment adviser to the Trust. This document although not a Prospectus, is incorporated by reference in its entirety in the Trust’s Prospectuses and should be read in conjunction with the Trust’s Prospectuses dated November 3, 2008. A copy of those Prospectuses is available by contacting the Trust at (800) 242-9596.

Statement of Additional Information Heading	Page	Corresponding Prospectus Heading
Management of the Trust	2	Management of the Trust

Further Information About the Trust’s Investment Policies	16	Investment Risks and Strategies

Investment Restrictions	36	Investment Risks and Strategies

Additional Purchase and Redemption Information	38	Shareholder Information

Portfolio Transactions and Valuation	39	Shareholder Information

Dividends, Distributions and Taxes	60	Shareholder Information

History of the Trust and Other Information	62	Management of Trust

Proxy Voting	68	N/A

Independent Registered Public Accounting Firm and Financial Statements	78	Financial Highlights

Ratings Appendix	79	N/A
This Statement of Additional Information does not contain all of the information set forth in the registration statement filed by the Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933. Copies of the registration statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at its offices in Washington, D.C.
The Trust’s Annual Report to Shareholders dated June 30, 2008 accompanies this Statement of Additional Information and is incorporated herein by reference. The date of this Statement of Additional Information is November 3, 2008.

MANAGEMENT OF THE TRUST
GOVERNANCE. The Trust’s Board of Trustees (“Board”) currently consists of seven members. A majority of the members of the Board are individuals who are not “interested persons” of the Trust within the meaning of the Investment Company Act; in the discussion that follows, these Board members are referred to as “Independent Trustees.” The remaining Board members are senior officers of Hirtle Callaghan and are thus considered “interested persons” of the Trust for purposes of the Investment Company Act. These Board members are referred to as “Affiliated Trustees.” Each Trustee serves until the election and qualification of his or her successor, unless the Trustee sooner resigns or is removed from office.
Day-to-day operations of the Trust are the responsibility of the Trust’s officers, each of whom is elected by, and serves at the pleasure of, the Board. The Board is responsible for the overall supervision and management of the business and affairs of the Trust and of each of the Trust’s separate investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”), including the selection and general supervision of those investment advisory organizations (“Specialist Managers”) retained by the Trust to provide portfolio management services to the respective Portfolios. The Board also may retain new Specialist Managers or terminate particular Specialist Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. More detailed information regarding the Trust’s use of a multi-manager structure appears in this Statement of Additional Information under the heading “Management of the Trust: Multi-Manager Structure.”
OFFICERS AND AFFILIATED TRUSTEES. The table below sets forth certain information about each of the Trust’s Affiliated Trustees, as well as its executive officers.

				NUMBER OF
	POSITION(S)	TERM OF		PORTFOLIOS	OTHER
	HELD WITH	OFFICE; TERM	PRINCIPAL	IN FUND	DIRECTORSHIPS
	TRUST	SERVED IN	OCCUPATION(S)	COMPLEX	HELD BY
NAME, ADDRESS, AND AGE	AND AGE	OFFICE	DURING PAST 5 YEARS	OVERSEEN	TRUSTEE**
Donald E. Callaghan* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 62	Trustee and President	Indefinite; Since: 7/20/95	Mr. Callaghan is retired. Prior to December 31, 2007 he was a Principal of Hirtle Callaghan Holdings, Inc. He continues to serve on that company’s Board of Directors.	15	None

Robert J. Zion* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 46	Trustee; Vice President & Treasurer	Indefinite; Trustee since 4/30/07; Vice President and Treasurer since 7/20/95	Mr. Zion is the Chief Operating Officer, Vice President, Secretary and Treasurer of Hirtle Callaghan Holdings, Inc. He has been with that company for more than the past five years.	15	None

Peter R. Guarino – Managing Director; Foreside Compliance Services LLC Two Portland Square, 1st Flr Portland, ME 04101 Age: 50	Chief Compliance Officer	One Year; Since: 07/01/07	Managing Director of Foreside Compliance Services, LLC since 2004; Independent Compliance Consultant from 2002 to 2004.	15	NA

Kerry Reilly Citi Fund Services 3435 Stelzer Road Columbus, OH 43219 Age: 43	Secretary	Indefinite; Since 12/12/06	Vice President, Regulatory Administration, Citi Fund Services Ohio, Inc. since January 2006; Employee of CitiStreet LLC (June 2004 - May 2005); Employee of Fidelity Investments (1987 - 2001).	15	NA

*	Mr. Callaghan may be deemed to be an “interested person,” as defined by the Investment Company Act, because he is a member of the Board of Directors of Hirtle Callaghan, the overall investment adviser to the Trust and Mr. Zion may be deemed to be an “interested person,” as defined by the Investment Company Act, because of his employment with Hirtle Callaghan.

**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
INDEPENDENT TRUSTEES. The following table sets forth certain information about the Independent Trustees.

		TERM OF		NUMBER OF
	POSITION(S)	OFFICE;		PORTFOLIOS	OTHER
	HELD WITH	TERM		IN FUND	DIRECTORSHIPS
	TRUST	SERVED IN	PRINCIPAL OCCUPATION(S)	COMPLEX	HELD BY
NAME, ADDRESS, AND AGE	AND AGE	OFFICE	DURING PAST 5 YEARS	OVERSEEN	TRUSTEE**
Ross H. Goodman Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 60	Trustee	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Goodman has been President and Owner of American Industrial Management & Sales, Northeast, Inc. or its predecessors (manufacturing representative).	15	None

Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 65	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been associated with ING Clarion Real Estate Securities, L.P., a registered investment adviser and an indirect, wholly owned subsidiary of ING Group.	15	ING Clarion Real Estate; ING Clarion Global Real Estate Income Fund; Old Mutual Advisors Funds

Harvey G. Magarick Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 69	Trustee	Indefinite; Since 7/01/04	Mr. Magarick is retired. Prior to June 3, 2004 he was a partner in the auditing firm of BDO Seidman, LLP.	15	Atlas Pipeline Holdings, LP

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 63	Trustee	Indefinite; Since 7/15/99	Since early 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	15	None

Richard W. Wortham, III The Wortham Foundation, Inc. 2727 Allen Parkway – Suite 1570 Houston, TX 77019-2125 Age: 70	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the Chairman and Chief Executive Officer of The Wortham Foundation and has been a Trustee for more than the past five years.	15	Oncor Electric Delivery Company

**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
Committees of the Board of Trustees. The Board has established several committees to assist the Trustees in fulfilling their oversight responsibilities.
The Nominating Committee is responsible for the nomination of individuals to serve as Independent Trustees. The Nominating Committee, whose members consist of all of the Independent Trustees, did not meet during the fiscal year ended June 30, 2008. The Nominating Committee will consider persons submitted by security holders for nomination to the Board. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust.

The Audit Committee is responsible for overseeing the audit process and the selection of independent registered public accounting firms for the Trust, as well as providing assistance to the full Board in fulfilling its responsibilities as they relate to fund accounting, tax compliance and the quality and integrity of the Trust’s financial reports. The Audit Committee, whose members consist of all of the Independent Trustees, held 5 meetings during the fiscal year ended June 30, 2008.
COMPENSATION ARRANGEMENTS. Effective January 1, 2008, each of the Independent Trustees receives from the Trust a fee of (i) $40,000 per year; (ii) an additional $10,000 for each regular Board meeting attended by him in person, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings; (iii) $2,500 for each Audit Committee Meeting attended in person or telephonically and (iv) $2,500 per special meeting attended by him in person or by telephone, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings. Committee Chairs receive an additional $10,000 annual fee. The Affiliated Trustees and the Trust’s officers receive no compensation from the Trust for performing the duties of their respective offices. The table below shows the aggregate compensation received from the Trust by each of the Independent Trustees during the fiscal year ending June 30, 2008 (excluding reimbursed expenses).

	AGGREGATE	PENSION	ESTIMATED BENEFITS
	COMPENSATION	RETIREMENT	UPON RETIREMENT	TOTAL
	FROM	BENEFITS FROM	FROM	COMPENSATION
NAME	TRUST	TRUST	TRUST	FROM TRUST
Ross H. Goodman	$102,500	none	none	$102,500
Jarrett Burt Kling	$102,500	none	none	$102,500
Harvey G. Magarick	$112,500	none	none	$112,500
R. Richard Williams	$102,500	none	none	$102,500
Richard W. Wortham, III	$102,500	none	none	$102,500
TRUSTEE OWNERSHIP OF SECURITIES OF THE HIRTLE CALLAGHAN TRUST. The table below sets forth the extent of each Trustee’s beneficial interest in shares of the Portfolios as of December 31, 2007*. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Trust’s Portfolios held by members of a Trustee’s immediate family. As of October 8, 2008, all of the officers and trustees of the Trust own, in the aggregate, less than one percent of the outstanding shares of the shares of the respective Portfolios of the Trust; officers and Trustees of the Trust may, however, be investment advisory clients of Hirtle Callaghan and shareholders of the Trust.

RICHARD
				JARRETT		R.	W.
	DONALD. E.	ROBERT	ROSS H.	BURT	HARVEY G.	RICHARD	WORTHAM,
	CALLAGHAN	J. ZION	GOODMAN	KLING	MAGARICK	WILLIAMS	III**
The Value Equity Portfolio	d	c	a	d	e	e	a
The Growth Equity Portfolio	e	e	a	e	e	e	a
The Small Capitalization Equity Portfolio	d	c	a	b	d	e	a
The International Equity Portfolio	d	e	a	e	e	e	a
The Fixed Income Portfolio	d	a	a	a	d	a	a
The Fixed Income II Portfolio	a	a	a	a	e	a	a
The Fixed Income Opportunity Portfolio	c	a	a	a	c	a	a
The Short-Term Municipal Bond Portfolio	a	a	a	a	a	a	a
The Intermediate Term Municipal Bond Portfolio	a	c	a	c	e	a	a

AGGREGATE DOLLAR RANGE OF TRUST SHARES	e	e	a	e	e	e	a

NOTE:	a = None
b = $1 - $10,000
c = $10,001 - $50,000
d = $50,001 - $100,000
e = Over $100,000

*	As of December 31, 2007 The Emerging Markets Portfolio, Institutional Value Equity Portfolio, Institutional Growth Equity Portfolio, Institutional Small Capitalization Equity Portfolio and Institutional International Equity Portfolio were not operational.

**	Richard W. Wortham serves as a trustee for the Wortham Foundation which holds shares of The Value Equity, Growth Equity, Small Capitalization Equity and International Equity Portfolios, which holdings had values at December 31, 2007 of over $100,000 in each Portfolio. Mr. Wortham has no beneficial interest in the Foundation.

MULTI-MANAGER STRUCTURE. As noted in the Prospectuses, each of the Trust’s Portfolios is authorized to operate on a “multi-manager” basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to combine two or more investment styles. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to: (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selections processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers. At present, The Value Equity, Growth Equity, Small Capitalization Equity, International Equity, Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization Equity and Institutional International Equity Portfolios each employ the multi-manager structure.
Engagement and Termination of Specialist Managers. The Board is responsible for making decisions with respect to the engagement and/or termination of Specialist Managers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to specific investment styles. While superior performance is regarded as the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Specialist Managers. From time to time, Hirtle Callaghan may recommend, and the Board may consider, terminating the services of a Specialist Manager. The criteria for termination may include, but are not limited to, the following: (a) departure of key personnel from the Specialist Manager’s firm; (b) acquisition of the Specialist Manger by a third party; (c) change in or departure from investment style, or (d) prolonged poor performance relative to the relevant benchmark index.
The Board’s authority to retain Specialist Managers is subject to the provisions of Section 15(a) of the Investment Company Act. Section 15(a) prohibits any person from serving as an investment adviser to a registered investment company unless the written contract has been approved by the shareholders of that company. Rule 15a-4 under the Investment Company Act, however, provides for an exception from the provisions of Section 15(a). The rule permits an adviser to provide advisory services to an investment company before shareholder approval is obtained pursuant to the terms of an interim agreement in the event that a prior advisory contract is terminated by action of such company’s board; in such case, a new contract must be approved by such shareholders within 150 days of the effective date of the interim agreement, or such interim agreement will terminate. The Trust has relied upon the provisions of Rule 15a-4 from time to time, as more fully discussed in this Statement of Additional Information under the heading “Management of the Trust: Investment Advisory Arrangements.” The Board has authorized the Trust’s officers to request an order from the SEC that would exempt the Trust from the provisions of Section 15(a) and certain related provisions of the Investment Company Act. If issued, such an order would permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio. Unless otherwise permitted by law, the Board will not act in reliance upon such order with respect to any Portfolio unless the approval of the shareholders of that Portfolio is first obtained. The SEC has proposed a rule that, if adopted, would provide relief from Section 15(a) similar to that currently available only by SEC order. The Board may consider relying upon this rule, if adopted, in connection with the Trust’s multi-manager structure. There can be no assurance that the requested order will be issued by the SEC.
Allocation of Assets Among Specialist Managers. Hirtle Callaghan is responsible for determining the level of assets that will be allocated among the Specialist Managers in those Portfolios that are served by two or more Specialist Managers. Hirtle Callaghan and the Trust’s officers monitor the performance of both the overall Portfolio and of each Specialist Manager and, from time to time, may make changes in the allocation of assets to the Specialist Managers that serve a particular Portfolio. For example, a reallocation may be made in the event that a Specialist Manager experiences variations in performance as a result of factors or conditions that affect the particular universe of securities emphasized by that investment manager, as a result of personnel changes within the manager’s organization or in connection with the engagement of an additional Specialist Manager for a particular Portfolio.
INVESTMENT ADVISORY ARRANGEMENTS. The services provided to the Trust by Hirtle Callaghan and by the various Specialist Managers are governed under the terms of written agreements, in accordance with the requirements of the Investment Company Act. Each of these agreements is described below.
The Hirtle Callaghan Agreement. The services provided to the Trust by Hirtle Callaghan, described above and in the Prospectuses, are governed under the terms of written agreements with the Trust (“Hirtle Callaghan Agreement”).
The various Investment Advisory Agreements (the “Hirtle Callaghan Agreements”) between Hirtle Callaghan and the Portfolios to which they relate are set forth below:

AGREEMENT		MOST RECENT CONTRACT APPROVAL
RELATING TO:	SHAREHOLDERS	BOARD
The Value Equity Portfolio	December 27, 2006	March 14, 2006

The Growth Equity Portfolio	December 27, 2006	March 14, 2006

The Small Capitalization Equity Portfolio	December 27, 2006	March 14, 2006

The International Equity Portfolio	December 27, 2006	March 14, 2006

The Emerging Markets Portfolio	*	March 11, 2008

The Institutional Value Equity Portfolio	July 18, 2008	March 11, 2008

The Institutional Growth Equity Portfolio	August 8, 2008	March 11, 2008

The Institutional Small Capitalization Equity Portfolio	August 15, 2008	March 11, 2008

The Institutional International Equity Portfolio	*	March 11, 2008

The Fixed Income Portfolio	December 27, 2006	March 14, 2006

The Fixed Income II Portfolio	December 27, 2006	March 14, 2006

The Fixed Income Opportunity Portfolio;	December 27, 2006	March 14, 2006

The Short-Term Municipal Bond Portfolio; and	December 27, 2006	March 14, 2006

The Intermediate Term Municipal Bond Portfolio	December 27, 2006	March 14, 2006

*	These Portfolios had not yet commenced operations as of the date of this statement of additional information

Each Hirtle Callaghan Agreement runs for an initial term of two years. Thereafter, each will remain in effect from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person. The Hirtle Callaghan Agreements may be terminated at any time, without penalty, either by the Trust or by Hirtle Callaghan, upon sixty days written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The Hirtle Callaghan Agreements permit the Trust to use the name “Hirtle Callaghan.” In the event, however, that the Hirtle Callaghan Agreements are terminated, Hirtle Callaghan has the right to require the Trust to discontinue any references to the name “Hirtle Callaghan” and to change the name of the Trust as soon as is reasonably practicable. The Hirtle Callaghan Agreements further provide that Hirtle Callaghan will not be liable to the Trust for any error, mistake of judgment or of law, or loss suffered by the Trust in connection with the matters to which the Hirtle Callaghan Agreements relate (including any action of any Hirtle Callaghan officer or employee in connection with the service of any such officer or employee as an officer of the Trust), whether or not any such action was taken in reliance upon information provided to the Trust by Hirtle Callaghan, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of Hirtle Callaghan.

Portfolio Management Contracts with Specialist Managers. The provision of portfolio management services by the various Specialist Managers is governed by individual investment advisory contracts (each, a “Portfolio Management Contract”) between the relevant Specialist Manager and the Trust. Each of the Portfolio Management Contracts includes a number of similar provisions. Each Portfolio Management Contract provides that the named Specialist Manager will, subject to the overall supervision of the Board, provide a continuous investment program for the assets of the Portfolio to which such contract relates, or that portion of such assets as may be, from time, to time allocated to such Specialist Manager. Under their respective contracts, each Specialist Manager is responsible for the provision of investment research and management of all investments and other instruments and the selection of brokers and dealers through which securities transactions are executed. Each of the contracts provides that the named Specialist Manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the Specialist Manager, or for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the named Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the named Specialist Manager. Each of the Portfolio Management Contracts provides that it will remain in effect for an initial period of two years and then from year to year so long as such continuation is approved, at a meeting called to vote on such continuance, at least annually: (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person, and further, that the contract may be terminated at any time, without penalty, either by the Trust or by the named Specialist Manager, in each case upon sixty days’ written notice. Each of the Portfolio Management Contracts provides that it will automatically terminate in the event of its assignment, as that term is defined in the Investment Company Act.

The Portfolio Management Contracts and the Portfolios to which they relate are set forth on the following pages:

MOST
			MOST RECENT	RECENT
		SERVED	CONTRACT	CONTRACT
		PORTFOLIO	APPROVAL	APPROVAL
PORTFOLIO	SPECIALIST MANAGER	SINCE	SHAREHOLDERS	BOARD
The Value Equity Portfolio	Institutional Capital LLC (“ICAP”)(1)	Inception (August 25, 1995)	September 29, 2006	March 11, 2008

	SSgA Funds Management, Inc. (“SSgA FM”)	July 2, 2001	July 27, 2001	March 11, 2008

	JS Asset Management, LLC (“JSAM”)	March 1, 2006	February 24, 2006	March 11, 2008

The Growth Equity Portfolio	Jennison Associates LLC (“Jennison”)	August 25, 1995	July 21, 1995	March 11, 2008

	SSgA FM	July 2, 2001	July 27, 2001	March 11, 2008

	Sustainable Growth Advisers (“SGA”)	May 22, 2006	May 15, 2006	March 11, 2008

The Small Capitalization Equity Portfolio	Geewax & Partners LLC (“Geewax”)(2)	June 30, 2008	August 15, 2008	June 10, 2008

	Frontier Capital Management Company, LLC (“Frontier”)	Inception (September 5, 1995)	December 16, 1999	March 11, 2008

	Sterling Johnston Capital Management, Inc. (“Sterling Johnston”)	December 1, 2000	May 30, 2008	February 29, 2008

	Franklin Portfolio Associates LLC (“FPA”)	November 1, 2004	May 30, 2008	February 29, 2008

	IronBridge Capital Management L.P. (“IronBridge”)	November 1, 2004	May 30, 2008	February 29, 2008

The International Equity Portfolio	Capital Guardian Trust Company (“CapGuardian”)	April 28, 2000	May 30, 2008	February 29, 2008

	Artisan Partners Limited Partnership (“Artisan”)	July 23, 1999	May 30, 2008	February 29, 2008

MOST
			MOST RECENT	RECENT
		SERVED	CONTRACT	CONTRACT
		PORTFOLIO	APPROVAL	APPROVAL
PORTFOLIO	SPECIALIST MANAGER	SINCE	SHAREHOLDERS	BOARD
The International Equity Portfolio, cont.	Causeway Capital Management LLC (“Causeway”)	May 22, 2006	May 15, 2006	March 11, 2008

The Emerging Markets Portfolio	SSgA FM	*	*	March 11, 2008

The Institutional Value Equity Portfolio	ICAP	Inception (July 18, 2008)	July 18, 2008	March 11, 2008
	SSgA FM	July 18, 2008	July 18, 2008	March 11, 2008

	JSAM	July 18, 2008	July 18, 2008	March 11, 2008

The Institutional Growth Equity Portfolio	Jennison	Inception (August 8, 2008)	August 8, 2008	March 11, 2008

	SSgA FM	August 8, 2008	August 8, 2008	March 11, 2008

	SGA	August 8, 2008	August 8, 2008	March 11, 2008

The Institutional Small Capitalization Equity Portfolio	Geewax	Inception (August 15, 2008)	August 15, 2008	March 11, 2008

	Frontier	August 15, 2008	August 15, 2008	March 11, 2008

	Sterling Johnston	August 15, 2008	August 15, 2008	March 11, 2008

	FPA	August 15, 2008	August 15, 2008	March 11, 2008

	IronBridge	August 15, 2008	August 15, 2008	March 11, 2008

The Institutional International Equity Portfolio	CapGuardian	*	*	March 11, 2008

	Artisan	*	*	March 11, 2008

	Causeway	*	*	March 11, 2008

The Fixed Income Portfolio	Aberdeen Asset Management, Inc. (“Aberdeen”)(3)	November 28, 2005	November 17, 2005	March 11, 2008

The Fixed Income II Portfolio	BlackRock Financial Management, Inc. (“BlackRock”)(4)	September 24, 2001	November 15, 2006	March 11, 2008

MOST
			MOST RECENT	RECENT
		SERVED	CONTRACT	CONTRACT
		PORTFOLIO	APPROVAL	APPROVAL
PORTFOLIO	SPECIALIST MANAGER	SINCE	SHAREHOLDERS	BOARD
The Fixed Income Opportunity Portfolio	Seix Investment Advisors LLC (“Seix”) (5)	December 18, 2006	April 30, 2007	March 11, 2008

The Short-Term Municipal Bond Portfolio	Breckinridge Capital Advisors, Inc. (“Breckinridge”)	Inception (March 1, 2006)	February 28, 2006	March 11, 2008

The Intermediate Term Municipal Bond Portfolio	Schroder Investment Management North America Inc. (“Schroders”)	October 27, 2003	February 2, 2004	March 11, 2008

+	Contract amended on September 16, 2003, as contemplated under Rule 17a-10 of the Investment Company Act to permit the Specialist Managers to enter into certain transactions with affiliates of the Portfolio for which they provide services.

*	These Portfolios had not yet commenced operations as of the date of this statement of additional information

(1)	ICAP or its predecessor has served as a Specialist Manager for The Value Equity Portfolio since its inception. Formerly known as Institutional Capital Corporation (“ICC”), the firm served The Value Equity Portfolio pursuant to a Portfolio Management Contract between ICC and the Trust (“ICC Agreement”), first approved by the Trust’s initial shareholder on July 21, 1995, and by the Board on July 20, 1995. ICAP’s predecessor was acquired by New York Life Investment Management on June 30, 2006. Between June 30, 2006 and September 29, 2006, ICAP served The Value Equity Portfolio pursuant to an Interim Portfolio Management Contract, approved by the Board on June 20, 2006.

(2)	Geewax or its predecessor has served as a Specialist Manager for The Small Capitalization Equity Portfolio since April 1, 1998. Formerly known as Geewax, Terker & Co., (“Geewax Terker”) the firm served pursuant to a Portfolio Management Contract between Geewax Terker and the Trust first approved by shareholders of The Small Capitalization Equity Portfolio on June 15, 1998. Geewax Terker, which was organized under Pennsylvania law as a general partnership, was recently dissolved due to the retirement of Bruce E. Terker, one of two partners with ownership interests in Geewax Terker. Subsequent to the withdrawal of Mr. Terker from Geewax Terker on June 30, 2008, Geewax began managing funds as a separately registered investment advisor as of June 30, 2008. Between June 30, 2008 and August 15, 2008, Geewax served pursuant to an Interim Portfolio Management Contract, approved by the Board on June 10, 2008.

(3)	Aberdeen has served as the Specialist Manager of The Fixed Income Portfolio since November 28, 2005, pursuant to a Portfolio Management Contract between Aberdeen and the Trust, first approved by shareholders of the Portfolio on November 17, 2005, and by the Board on September 26, 2005. Aberdeen replaced the former Specialist Manager, Deutsche, when it acquired certain of Deutsche’s United Kingdom and Philadelphia-based asset management businesses and related assets from Deutsche Bank AG, Deutsche’s parent company. The terms and conditions of the Aberdeen Contract are, in all material respects, the same as those of the agreement pursuant to which Deutsche served the Portfolio.

(4)	BlackRock or its predecessor has served as a Specialist Manager for The Fixed Income II Portfolio since September 24, 2001. Formerly known as BlackRock Advisors, Inc. (“BlackRock Advisors”), the firm served pursuant to a Portfolio Management Contract between BlackRock Advisors and the Trust first approved by shareholders of the Fixed Income II Portfolio on September 24, 2001. BlackRock Advisors’ parent company, BlackRock, Inc. combined with Merrill Lynch Investment Managers L.P. on September 29, 2006. Between September 29, 2006 and November 15, 2006, BlackRock served pursuant to an Interim Portfolio Management Contract, approved by the Board on September 12, 2006. The Portfolio Management Contract between

BlackRock and the Trust provides that BlackRock’s indemnification obligation with respect to information provided to the Trust by BlackRock in connection with certain filings made by the Trust with the SEC will not apply unless BlackRock has had an opportunity to review such filings for a specified period of time prior to the date on which they are filed and unless BlackRock is notified in writing of any claim for indemnification within specified periods.

(5)	Seix or its predecessor has served as a Specialist Manager for The Fixed Income Opportunity Portfolio since December 18, 2006. Formerly known as Seix Advisors, a fixed income division of Trusco Capital Management, Inc. (“Seix Advisors”), Seix replaced W.R. Huff Asset Management Co., L.L.C. (“Huff”) as Specialist Manager for The Fixed Income Opportunity Portfolio following Board approval of an interim portfolio management agreement (“Interim Agreement”) on December 18, 2006, and as permitted under Rule 15a-4 of the Investment Company Act. On December 18, 2006, the Board approved a final Portfolio Management Contract between Seix Advisors and the Trust (“Seix Contract”). The Seix Contract was approved by the shareholders of the Portfolio at a special meeting on April 30, 2007. The terms and conditions of the Seix Contract were, in all material respects, the same as those of the agreement pursuant to which Huff served the Portfolio except that the fee to which Seix is entitled (0.50% for the first $100 million in assets, and 0.40% for those assets in excess of $100 million) is no higher than, and may, under certain circumstances be lower than, the fee charged by the prior manager. In November 2007, Seix was formed as a wholly-owned subsidiary of Trusco Capital Management, Inc., now RidgeWorth Capital Management, Inc., (“RidgeWorth”) and Seix became a registered investment adviser in January 2008. Seix started operations as a separately registered investment adviser on March 31, 2008. The Seix Contract was transitioned to Seix in March 2008.
INVESTMENT ADVISORY FEES: HIRTLE CALLAGHAN. The table below sets forth the advisory fees received by Hirtle Callaghan from each of the Portfolios, calculated at an annual rate of 0.05% of each of the Portfolio’s average daily net assets, for services rendered during the periods indicated.

	FISCAL YEAR		FISCAL YEAR		FISCAL YEAR
	ENDED		ENDED		ENDED
	JUNE 30, 2008		JUNE 30, 2007		JUNE 30, 2006
The Value Equity Portfolio	$564,332		$514,670		$402,457
The Growth Equity Portfolio	$880,885		$732,919		$573,980
The Small Capitalization Equity Portfolio	$331,933		$314,739		$284,386
The International Equity Portfolio	$953,268		$845,190		$655,750
The Emerging Markets Portfolio		*		*		*
The Institutional Value Equity Portfolio		*		*		*
The Institutional Growth Equity Portfolio		*		*		*
The Institutional Small Capitalization Equity Portfolio		*		*		*
The Institutional International Equity Portfolio		*		*		*
The Fixed Income Portfolio	$135,942		$123,208		$126,534
The Fixed Income II Portfolio	$141,414		$133,099		$132,596
The Fixed Income Opportunity Portfolio	$75,450		$71,469		$66,995
The Short-Term Municipal Bond Portfolio	$17,191		$15,407		$4,827
The Intermediate Term Municipal Bond Portfolio	$292,204		$279,483		$259,781

*	These Portfolios had not yet commenced operations as of June 30, 2008.
INVESTMENT ADVISORY FEES: SPECIALIST MANAGERS. In addition to the fees paid by the Trust to Hirtle Callaghan, each of the Portfolios pays a fee to its Specialist Manager(s). For each Portfolio, the Specialist Managers receive a fee based on a specified percentage of that portion of the Portfolio’s assets allocated to that Specialist Manager. The rate at which these fees are calculated is set forth in the Trust’s Prospectuses.
SPECIALIST MANAGER FEES. The following table sets forth the actual investment advisory fee received from the specified Portfolio by each of its respective Specialist Managers for services rendered during each of the Trust’s last three fiscal years:

					ACTUAL FEES
					EARNED FOR
					FISCAL YEAR
	SPECIALIST				ENDED JUNE 30,
PORTFOLIO	MANAGER	ADVISORY FEE RATE(1)	2008		2007		2006
The Value Equity Portfolio	ICAP	0.35% of average net assets	$3,030,061		$2,812,521		$2,309,111
	SSgA FM	0.04% of average net assets	$74,717		$66,307		$50,816
	JSAM(2)	0.40% of average net assets	$301,144		$239,859		$69,932

The Growth Equity Portfolio	Jennison	0.25% of average net assets	$1,616,463		$1,329,302		$1,522,280
	SSgA FM	0.04% of average net assets	$288,476		$238,271		$217,822
	SGA(3)	0.35% of average net assets	$1,387,474		$1,186,319		$51,237

The Small Capitalization Equity Portfolio	Frontier	0.45% of average net assets	$785,395		$723,213		$640,590
	Sterling Johnston(4)	0.60% of average net assets	$692,338		$761,621		$777,832
	FPA(5)	0.40% of average net assets	$372,269		$396,577		$370,946
	IronBridge(6)	0.60% of average net assets	$965,392		$867,598		$770,725
	Geewax	0.30% of average net assets	$363,643		$187,093		$247,286

The International Equity Portfolio	CapGuardian(7)	0.60% of average net assets	$6,839,786		$1,764,581		$3,943,634
	Artisan(8)	0.75% of average net assets	$4,725,600		$698,010		$2,864,486
	Causeway(9)	0.45% of average net assets	$664,787		$303,204		$0

		0.85% for the first $50
		million in average net assets,
The Emerging Markets Portfolio	SSgA FM	0.75% for the next $50 million		*		*		*
		and 0.70% in excess of $100
		million of such assets

The Institutional Value Equity Portfolio	ICAP	0.35% of average net assets		*		*		*
	SSgA FM	0.04% of average net assets		*		*		*
	JSAM	0.40% of average net assets		*		*		*

The Institutional Growth Equity Portfolio	Jennison	0.25% of average net assets		*		*		*
	SSgA FM	0.04% of average net assets		*		*		*
	SGA	0.35% of average net assets		*		*		*

				ACTUAL FEES
				EARNED FOR
				FISCAL YEAR
	SPECIALIST			ENDED JUNE 30,
PORTFOLIO	MANAGER	ADVISORY FEE RATE(1)	2008	2007	2006
The Institutional Small Capitalization Equity Portfolio	Frontier	0.45% of average net assets	*	*	*
	Geewax	0.30% of average net assets	*	*	*
	Sterling Johnston	0.75% of average net assets	*	*	*
	FPA	0.30% of average net assets	*	*	*
	IronBridge	0.95% of average net assets	*	*	*

The Institutional International Equity Portfolio	CapGuardian	0.375 % of average net assets	*	*	*
	Artisan	0.47% of average net assets	*	*	*

		0.50% of average net assets of
	Causeway	first $100 million; 0.40% of	*	*	*
		such assets over $100 million

The Fixed Income Portfolio	Deutsche (10)	0.20% of average net assets	$0	$0	$201,253
	Aberdeen (11)	0.20% of average net assets	$543,767	$495,823	$257,640

The Fixed Income II Portfolio	BlackRock	0.21% of average net assets	$595,083	$565,834	$564,075

The Fixed Income Opportunity Portfolio	Seix (12)	0.43% of average net assets	$657,397	$344,154	$0

		0.25% of average net assets of
		first $100 million; 0.20% of
	Huff(12)	the next $100 million in such	$0	$324,120	$669,929
		assets; 0.175% of such assets
		over $200 million

The Short-Term Municipal Bond Portfolio	Breckinridge(13)	0.12% of average net assets	$42,977	$38,516	$12,068

The Intermediate Term Municipal Portfolio	Schroders	0.20% of average net assets	$1,168,817	$1,117,911	$1,039,104

*	These Portfolios had not yet commenced operations as of June 30, 2008.

(1)	Rate shown applies to that portion of the indicated Portfolio’s assets allocated to the specified Specialist Manager.

(2)	JSAM has served as a Specialist Manager for The Value Equity Portfolio since March 1, 2006.

(3)	SGA has served as a Specialist Manager for The Growth Equity Portfolio since May 22, 2006.

(4)	With respect to The Small Capitalization Equity Portfolio, prior to June 30, 2008, Sterling Johnston was compensated under a fulcrum fee arrangement under which Sterling Johnston’s fee payment was subject to an adjustment upwards or downwards depending upon the investment results achieved by it. The amounts shown for the fiscal years ended June 30, 2006, June 30, 2007 and June 30, 2008 reflect adjustments in the amount to which Sterling Johnston would have been entitled if the fulcrum fee arrangement had not been in effect.

(5)	From December 1, 2007 until June 30, 2008, FPA was compensated under a fulcrum fee arrangement under which FPA’s payment for The Small Capitalization Equity Portfolio was subject to an adjustment upwards or downwards depending upon the investment results achieved by it. The amount shown for the fiscal year ended June 30, 2008 reflects an adjustment in the amount to which FPA would have been entitled if the fulcrum fee had not been in effect. .

(6)	From December 1, 2007 until June 30, 2008, IronBridge was compensated under a fulcrum fee arrangement under which IronBridge’s payment for The Small Capitalization Equity Portfolio was subject to an adjustment upwards or downwards depending upon the investment results achieved by it. The amount shown for the fiscal year ended June 30, 2008 reflects an adjustment in the amount to which IronBridge would have been entitled if the fulcrum fee had not been in effect.

(7)	Prior to June 30, 2008, CapGuardian was compensated under a fulcrum fee arrangement under which CapGuardian’s fee payment for The International Equity Portfolio was subject to an adjustment upwards or downwards depending upon the investment results achieved by it. The amounts shown for the fiscal years ended June 30, 2006, June 30, 2007 and June 30, 2008 reflect adjustments in the amount to which CapGuardian would have been entitled if the fulcrum fee had not been in effect.

(8)	With respect to The International Equity Portfolio, prior to June 30, 2008, Artisan was compensated under a fulcrum fee arrangement under which Artisan’s fee payment for The International Equity Portfolio was subject to an adjustment upwards or downwards depending upon the investment results achieved by it. The amount shown for the fiscal years ended June 30, 2006, June 30, 2007 and June 30, 2008 reflect adjustments in the amount to which Artisan would have been entitled if the fulcrum fee arrangement had not been in effect.

(9)	Causeway was approved to serve as an additional Specialist Manager for The International Equity Portfolio as of May 22, 2006.

(10)	Deutsche served as Specialist Manager from July 1, 1998 to November 28, 2005. Effective on that date, Aberdeen replaced Deutsche as specialist manager to this Portfolio.

(11)	Aberdeen has served as a Specialist Manager for The Fixed Income Portfolio since November 28, 2005, at which time Aberdeen acquired certain United Kingdom and Philadelphia-based asset management businesses of the Portfolio’s previous Specialist Manager. Aberdeen voluntarily waived its fee down to 0.185% through December 31, 2006.

(12)	Huff served as Specialist Manager from July 2, 2002 to December 16, 2006. Effective on that date, Seix replaced Huff as specialist manager to this Portfolio.

(13)	Breckinridge has served as a Specialist Manager for The Short-Term Municipal Bond Portfolio since the inception of the Portfolio on March 1, 2006.
ADMINISTRATION, DISTRIBUTION, AND RELATED SERVICES. Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219 has been retained, pursuant to a separate Administrative Services Contract with the Trust, to serve as the Trust’s administrator. Citi performs similar services for mutual funds other than the Trust. Citi is owned by Citibank, N.A. Citibank, N.A. and its affiliated companies are wholly owned subsidiaries of Citigroup Inc., a publicly held company (NYSE: C).
Services performed by Citi include: (a) general supervision of the operation of the Trust and coordination of services performed by the various service organizations retained by the Trust; (b) regulatory compliance, including the compilation of information for documents and reports furnished to the SEC and corresponding state agencies; (c) assistance in connection with the preparation and filing of the Trust’s registration statement and amendments thereto; and (d) maintenance of the Trust’s registration in the various states in which shares of the Trust are offered. Pursuant to separate contracts, Citi or its affiliates also serve as the Trust’s transfer and dividend disbursing agent, as well as the Trust’s accounting agent and receives fees for such services. For its services, Citi receives a single all-inclusive fee (“Omnibus Fee”). For the period July 1, 2006 through December 31, 2006 the Omnibus Fee, which is computed daily and paid monthly in arrears, was calculated at an annual rate as indicated in the table below:

Portfolio	Fee
The Value Equity, Growth Equity, Small Capitalization Equity, and International Equity Portfolios	0.11% of aggregate average net asset levels up to $1.40 billion; 0.10% of such assets over $1.40 billion up to $1.75 billion; 0.09% of such assets over $1.75 billon up to $2.10 billion; and 0.55% of such assets over $2.10 billion up to $2.60 billion; and 0.01% of such assets over $2.6 billion up to $3.2 billion: and 0.005% of such assets over $3.2 billion

Portfolio	Fee
The Short-Term Municipal Bond, Intermediate Term Municipal Bond, Fixed Income, Fixed Portfolios Income Opportunity, and Fixed Income II Portfolios	0.09% of aggregate average net assets levels up to $600 million; 0.08% of such assets over $600 million up to $750 million; 0.07% of such assets over $750 million up to $900 million; and 0.035% of such assets over $900 million up to $1 billion; and 0.0075% of such assets over $1 billion
Since January 1, 2007 the Omnibus Fee, which is computed daily and paid monthly in arrears, is calculated at an annual rate as indicated in the table below:

Portfolio	Fee
All Portfolios	0.054% of the Portfolios’ average daily net assets up to $6 billion; and
0.005% of the Portfolios’ average daily net assets in excess of $6 billion
For the fiscal years ended June 30, 2006, 2007 and 2008 Citi, as Administrator received administration fees in the following amounts for each of the Portfolios:

	FISCAL		FISCAL		FISCAL
	YEAR		YEAR		YEAR
	ENDED		ENDED		ENDED
	JUNE 30,		JUNE 30,		JUNE 30,
	2008		2007		2006
The Value Equity Portfolio	$546,245		$560,645		$549,069
The Growth Equity Portfolio	$851,508		$785,480		$776,190
The Small Capitalization Equity Portfolio	$321,004		$363,554		$389,214
The International Equity Portfolio	$922,003		$907,033		$896,090
The Emerging Markets Portfolio		*		*		*
The Institutional Value Equity Portfolio		*		*		*
The Institutional Growth Equity Portfolio		*		*		*
The Institutional Small Capitalization Equity Portfolio		*		*		*
The Institutional International Equity Portfolio		*		*		*
The Fixed Income Portfolio	$131,368		$147,212		$175,797
The Fixed Income II Portfolio	$136,667		$159,369		$178,922
The Fixed Income Opportunity Portfolio	$72,918		$85,575		$93,030
The Short-Term Municipal Bond Portfolio**	$16,619		$18,696		$6,178
The Intermediate Term Municipal Bond Portfolio	$282,439		$334,610		$360,631

*	Each of The Emerging Markets Portfolio, The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization Equity Portfolio and The Institutional International Equity Portfolio commenced operations after June 30, 2008.

**	The Short-Term Municipal Bond Portfolio commenced operations on March 1, 2006.
Under a Compliance Services Agreement between the Trust and Citi, Citi provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program. This includes providing support services to the Chief Compliance Officer (“CCO”), and assisting in preparing or providing documentation for the Trust’s CCO, to deliver to the Board.

Foreside Fund Services LLC (“Foreside”) is the Trust’s principal underwriter pursuant to an agreement approved by the Board on July 27, 2007. Because shares of the Trust’s Portfolios are available only to clients of Hirtle Callaghan and financial intermediaries that have established a relationship with Hirtle Callaghan, the services provided by Foreside are limited. Foreside will receive an annual fee of $15,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at Three Canal Plaza, Suite 100, Portland, ME 04101.
Under a separate Compliance Services Agreement between the Trust and Foreside Compliance Services, LLC, Two Portland Square, Portland, ME, 04101 (“Foreside Compliance”), Foreside Compliance makes a Foreside Compliance employee available to serve as the CCO for the Trust. The CCO develops the reports for the Board, makes findings and conducts reviews pertaining to the Trust’s compliance program and related policies and procedures of the Trust’s service providers. Foreside Compliance is an affiliate of Foreside, the principal underwriter for the Trust.
State Street Bank and Trust Company is the Trust’s custodian and is an affiliate of SSgA FM, which serves as a Specialist Manager for the Value Equity, Growth Equity, Emerging Markets, Institutional Value Equity and Institutional Growth Equity Portfolios. The custodian is responsible for the safekeeping of the domestic and foreign assets of each of the Trust’s Portfolios. For the period July 1, 2006 through December 31, 2006 the custodian was compensated at the rate of 0.0125% of the Trust’s domestic assets and 0.07% of the Trust’s foreign assets in developed countries. Beginning January 1, 2007 the custodian is compensated at the rate of 0.01% of the Trust’s domestic assets, 0.0525% of the Trust’s foreign assets in developed countries. With respect to securities from emerging markets, the custodian is compensated at rates ranging from 0.07% to 0.50% depending upon the particular market in question. The offices of the custodian are located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.
FURTHER INFORMATION ABOUT THE TRUST’S INVESTMENT POLICIES
As stated in the Prospectuses, the Trust currently consists of fifteen portfolios, fourteen of which are presented in this Statement of Additional Information, each with its own investment objectives and policies. These portfolios are: The Equity Portfolios —The Value Equity, Growth Equity, Small Capitalization Equity, International Equity and Emerging Markets Portfolios; The Institutional Equity Portfolios — The Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization Equity, and Institutional International Equity Portfolios; and The Income Portfolios —The Fixed Income, Fixed Income II, Fixed Income Opportunity, Short-Term Municipal Bond, Intermediate Term Municipal Bond Portfolios. The following discussion supplements the prospectus discussion of the investment risks associated with the types of investments that may be made by Specialist Managers on behalf of the Portfolios. The table below summarizes the range of investments that the individual Portfolios are permitted to acquire. The table is, however, only a summary list and is qualified in its entirety by the more detailed discussion included in the Prospectuses and in this Statement of Additional Information.
Further, as indicated in the Prospectuses, that portion of the assets of The Value Equity, Growth Equity, Institutional Value Equity and Institutional Growth Equity Portfolios (“Index Accounts”) that have been allocated to SSgA FM and the indexing strategy that SSgA FM has been retained to provide, may be invested exclusively in securities included in the benchmark index associated with those Portfolios, respectively, provided that SSgA FM is authorized to and may use certain derivative instruments solely for the purpose of gaining market exposure consistent with such index strategy and provided further that the Index Accounts may temporarily hold non-index names due to corporate actions (i.e., spin-offs, mergers, etc.).

The Equity and Institutional
Equity Portfolios

Inst.
Investment			Small		Emerging	Inst.	Inst.	Small
Instrument/Strategy	Value	Growth	Cap	Int’l	Markets	Value	Growth	Cap	Inst. Int’l
ADRs, EDRs and GDRs	x	x	x	x	x	x	x	x	x
Agencies	*	*	*	*	*	*	*	*	*
Cash Equivalents	*	*	*	*	*	*	*	*	*
Commercial Paper	*	*	*	*	*	*	*	*	*
Common Stock	x	x	x	x	x	x	x	x	x
Convertibles	x	x	x	x	x	x	x	x	x
Depositary Receipts	x	x	x	x	x	x	x	x	x
Emerging Markets Securities	x	x	x	x	x	x	x	x	x
Floaters	*	*	*	*	*	*	*	*	*
Foreign Currency	—	—	—	x	x	—	—	—	x
Foreign Equity (US $)	x	x	x	x	x	x	x	x	x
Foreign Equity (non-US $)	x	x	x	x	x	x	x	x	x
Forwards	**	**	**	**	**	**	**	**	**
Futures	**	**	**	**	x	**	**	**	**
Investment Companies (e.g. SPDRs, iShares®)	x	x	x	x	x	x	x	x	x
Money Market Funds	x	x	x	x	x	x	x	x	x
Options	**	**	**	**	**	**	**	**	**
Preferred Stock	x	x	x	x	x	x	x	x	x
REITs	x	x	x	x	x	x	x	x	x
Repurchase Agreements	*	*	*	*	*	*	*	*	*
Reverse Repurchase Agreements	*	*	*	*	*	*	*	*	*
Rights	x	x	x	x	x	x	x	x	x
Securities Lending	x	x	x	—	—	x	x	x	x
Short Sales	**	**	**	**	**	**	**	**	**
Structured Notes	x	x	x	x	x	x	x	x	x
Swaps	x	x	x	x	x	x	x	x	x
U.S. Governments	*	*	*	*	*	*	*	*	*
Warrants	x	x	x	x	x	x	x	x	x
When-Issued Securities	x	x	x	x	x	x	x	x	x

The Income Portfolios:

Fixed Inc.
Investment Instrument/Strategy	Fixed	Fixed II	Oppy.	Short-Term	Interm.
Agencies	x	x	x	x	*
Asset-Backed Securities	x	x	x	x	—
Brady Bonds	x	x	x	—	—
Cash Equivalents	x	x	x	x	*
Collateralized Bond Obligations	—	—	x	—	—
Collateralized Debt Obligations	—	—	x	—	—
Collateralized Loan Obligations	—	—	x	—	—
Collateralized Mortgage Obligations	x	x	x	x	—
Commercial Paper	x	x	x	x	*
Convertibles	x	x	x	—	—
Corporates	x	x	x	—	—
Depositary Receipts	—	x	x	—	—
Emerging Markets Securities	—	—	x	x	—
Floaters	x	x	x	—	—
Foreign Currency	x	x	x	—	—
Foreign Equity (US $)	—	—	x	—	—
Foreign Equity (non-US $)	—	—	x	—	—
Foreign Fixed Income Securities	x	x	x	—	—
Mortgage Securities	x	x	x	x	—
Forwards	x	x	x	—	—
Futures	x	x	x	x	—
High Yield Securities	—	—	x	—	—
Inverse Floaters	x	x	x	—	—
Investment Companies (e.g. SPDRs, iShares®)	—	—	—	—	—
Loan (Participations and Assignments)	—	—	x	x	—
Municipals	x	x	x	—	x
Options	x	x	x	x	—
Preferred Stock	x	x	x	—	—
REITS	—	—	x	—	—
Repurchase Agreements	*	*	*	*	*
Reverse Repurchase Agreements	*	*	*	*	*
Rights	—	x	x	—	—
Stripped Mortgage-Backed Securities	—	x	x	—	—
Securities Lending	x	x	x	—	—

Fixed Inc.
Investment Instrument/Strategy	Fixed	Fixed II	Oppy.	Short-Term	Interm.
Short Sales	**	**	**	**	**
Step-Up Bonds	x	x	x	—	—
Structured Investments	x	x	x	x	x
Structured Notes	x	x	x	x	x
Swaps	x	x	x	x	x
TIPs	—	—	x	—	—
U.S. Governments	x	x	x	x	x
Warrants	—	—	x	—	—
When-Issued Securities	x	x	x	x	x
Yankees and Eurobonds	x	x	x	—	—
Zero Coupons Agencies	x	x	x	x	—

*	Money market instruments for cash management or temporary purposes

**	For hedging purposes

MUNICIPAL SECURITIES
As stated in the Prospectuses, The Short-Term Municipal Bond and Intermediate Term Municipal Bond Portfolios, and to a lesser extent each of the other Income Portfolios, may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal tax. Municipal securities may also be issued on a taxable basis.
The two principal classifications of municipal securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuers with respect to “general obligations” and/or “revenue obligations” may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications. For the purpose of applying a Portfolio’s investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the appropriate Specialist Manager based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.
An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable. The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, some of which are summarized in the Prospectuses. In addition, leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Portfolio’s investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Portfolio’s original investment.
Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.
Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Portfolios’ respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Portfolio may be determined by the appropriate Specialist Manager, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of such Portfolio’s limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the appropriate Specialist Manager will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the appropriate Specialist Manager will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio. No Portfolio may invest more than 5% of its net assets in municipal leases. Each of the Income Portfolios may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Portfolio with the right to demand payment, on not more than seven days notice, of all or any part of the Portfolio’s participation interest in the underlying municipal security, plus accrued interest.
MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.
TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.
TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.
As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the appropriate Specialist Manager, the credit quality of the bond issuer and the financial institution is deemed, in light of the Portfolio’s credit quality requirements, to be inadequate. Each Income Portfolio intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the appropriate Specialist Manager, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that an Income Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Income Portfolio intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.
AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.
Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). For purposes of complying with the 20% limitation on each Municipal Portfolio’s investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.
A Portfolio’s investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the Investment Company Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Portfolio’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Portfolio will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Portfolio.
PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Portfolio (including an Income Portfolio’s distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The Short-Term Municipal Bond Portfolio does not currently intend to invest in Private Activity Bonds.
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Portfolio may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks. Obligations of GNMA are backed by the full faith and credit of the U.S. government. Obligations of FNMA, FHLMC and Federal Home Loan Banks are not backed by the full faith and credit of the U.S. government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.
Mortgage-backed securities also include securities issued by non-governmental entities including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) that are not insured or guaranteed. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including “regular” interests and “residual” interests. The Portfolios do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests.
Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.
Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The appropriate Specialist Manager believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the appropriate Specialist Manager, is three years or less at the time of purchase of the security by a Portfolio. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the appropriate housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the appropriate Specialist Manager will monitor the average life of the portfolio securities of each Portfolio with a portfolio maturity policy and make needed adjustments to comply with such Portfolios’ policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the appropriate Specialist Manager will be the actual average life of such securities.
ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments.
REAL ESTATE INVESTMENT TRUSTS (“REITS”). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers. They derive income primarily from the collection of rents and/or interest on loans. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. First, the value of a REIT may be affected by changes in the value of the underlying property owned by the REITs. In addition, REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act.
Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”).
MONEY MARKET INSTRUMENTS
REPURCHASE AGREEMENTS. Repurchase Agreements may be used for temporary investment purposes. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Specialist Manager for each Portfolio, in accordance with guidelines adopted by the Board, monitors the creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements. The Trust also monitors the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is adequately collateralized.
Repurchase agreements may be entered into with primary dealers in U.S. government securities who meet credit guidelines established by the Board (each a “repo counterparty”). Under each repurchase agreement, the repo counterparty will be required to maintain, in an account with the Trust’s custodian bank, securities that equal or exceed the repurchase price of the securities subject to the repurchase agreement. A Portfolio will generally enter into repurchase agreements with short durations, from overnight to one week, although securities subject to repurchase agreements generally have longer maturities. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements. For purposes of the Investment Company Act, a repurchase agreement may be deemed a loan to the repo counterparty. It is not clear whether, in the context of a bankruptcy proceeding involving a repo counterparty, a court would consider a security acquired by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for such a “loan.” If a court were to characterize the transaction as a loan, and a Portfolio has not perfected a security interest in the security acquired, that Portfolio could be required to turn the security acquired over to the bankruptcy trustee and be treated as an unsecured creditor of the repo counterparty. As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. In the event of any such bankruptcy or insolvency proceeding involving a repo counterparty with whom a Portfolio has outstanding repurchase agreements, a Portfolio may encounter delays and incur costs before being able to sell securities acquired subject to such repurchase agreements. Any such delays may involve loss of interest or a decline in price of the security so acquired.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the repo counterparty may fail to repurchase the security. However, a Portfolio will always receive as collateral for any repurchase agreement to which it is a party, securities acceptable to it, the market value of which is equal to at least 102% of the repurchase price, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer of such collateral to the account of its custodian bank. If the market value of the security subject to the repurchase agreement falls below the repurchase price the Trust will direct the repo counterparty to deliver to the Trust’s custodian additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
COMMERCIAL PAPER. Commercial paper is a short-term, unsecured negotiable promissory note of a U.S. or non-U.S. issuer. Each of the Portfolios may purchase commercial paper for temporary purposes; the Income Portfolios may acquire these instruments as described in the Prospectuses. Each Portfolio may similarly invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Portfolio and an issuer, and are not normally traded in a secondary market. A Portfolio, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The appropriate Specialist Manager will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also “Variable and Floating Rate Instruments,” below.
BANK OBLIGATIONS. Bank Obligations may include certificates of deposit, time deposits and bankers’ acceptances. Certificates of Deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time Deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending upon the principal amount of CDs of each bank held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Portfolios, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Portfolio which is administered by the FDIC and backed by the full faith and credit of the U.S. government.
VARIABLE AND FLOATING RATE INSTRUMENTS. Short-term variable rate instruments (including floating rate instruments) from banks and other issuers may be used for temporary investment purposes, or longer-term variable and floating rate instruments may be used in furtherance of a Portfolio’s investment objectives. A “variable rate instrument” is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A “floating rate instrument” is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.
Variable rate instruments are generally not rated by nationally recognized ratings organizations. The appropriate Specialist Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Portfolio’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Portfolio’s investment quality standards relating to investments in bank obligations. A Portfolio will invest in variable and floating rate instruments only when the appropriate Specialist Manager deems the investment to involve minimal credit risk. The Specialist Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Portfolio should continue to hold the investments.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Portfolio could suffer a loss if the issuer defaults or during periods in which a Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default.
SECURITIES LENDING. Certain of the Portfolios may lend from their total assets in the form of their portfolio securities to broker dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. The Portfolios pay various fees in connection with the investment of the collateral. Under some securities lending arrangements a Portfolio may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower.
OTHER FIXED INCOME SECURITIES AND STRATEGIES.
HIGH YIELD SECURITIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), or their unrated equivalents. The Fixed Income Opportunity Portfolio invests primarily in such securities. The Fixed Income II Portfolio may also invest in such securities. While any investment carries some risk, certain risks associated with high yield securities are different than those for investment grade securities. The risk of loss through default is greater because high yield securities are usually unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Portfolio’s net asset value per share.
In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for high yield securities (resulting in a greater number of bond defaults) and the value of such securities held by a Portfolio. Current laws, such as those requiring federally insured savings and loan associations to remove investments in such lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.
The economy and interest rates may affect high yield securities differently than other securities. For example, the prices of such securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.
If an issuer of a security held by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of high yield securities as well as the Portfolio’s net asset value. In general, both the prices and yields of such securities will fluctuate.
In certain circumstances it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Portfolio’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of Moody’s, S&P and Fitch evaluate the safety of a lower rated security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Specialist Managers perform their own analysis of the issuers of high yield securities purchased by a Portfolio. Because of this, a Portfolio’s performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.
The Specialist Managers continuously monitor the issuers of high yield securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.
CUSTODIAL RECEIPTS. Custodial Receipts are U.S. government securities and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Portfolios. CATS and TIGRs are not considered U.S. government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Portfolios. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.
WHEN-ISSUED SECURITIES. When-issued transactions involve a commitment to purchase at a predetermined price or yield in which delivery takes place after the customary settlement period for that type of security. Fixed income securities may be purchased on a “when-issued” basis. The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase. At the time a commitment to purchase a security on a when-issued basis is made, the transaction is recorded and the value of the security will be reflected in determining net asset value. No payment is made by the purchaser, until settlement. The market value of the when-issued securities may be more or less than the purchase price. The Trust does not believe that net asset value will be adversely affected by the purchase of securities on a when-issued basis. Equity securities acquired by an Equity Portfolio as a result of corporate actions such as spin-offs may be treated as when-issued securities under certain circumstances.
LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. A Portfolio will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Loan Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire Loan Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the applicable Specialist Manager to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.
A Portfolio may have difficulty disposing of Assignments and Loan Participations. Since the market for such instruments is not highly liquid, the Portfolio anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Portfolio’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Portfolio’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) currently available prices in the market for similar loans; and (iv) currently available prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.
STRUCTURED PRODUCTS. One common type of security is a “structured” product. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.
ZERO COUPON SECURITIES. Zero coupon securities are debt securities that make no coupon payment but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will generally not be considered illiquid for the purposes of a Portfolio’s limitation on investments in illiquid securities.
TREASURY INFLATION PROTECTED SECURITIES (“TIPS”). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments that provide a ‘real rate of return’ by adjusting interest and principal payments for the impact of inflation. This periodic inflation adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics. CPI measures the change in the cost of a fixed basket of consumer goods and services, such as transportation, food, and housing. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
FOREIGN INVESTMENTS.
FOREIGN SECURITIES AND FOREIGN GOVERNMENT SECURITIES. American Depositary Receipts (“ADRs”) are dollar-denominated receipts generally issued in registered form by domestic banks that represent the deposit with the bank of a security of a foreign issuer. ADRs, which are publicly traded on U.S. exchanges and in the over-the-counter markets. Generally, they are issued in registered form, denominate in U.S. dollars, and designed for use in the U.S. securities markets. The Equity and Institutional Equity Portfolios are permitted to invest in ADRs. Additionally, these portfolios may invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). EDRs are similar to ADRs but are issued and traded in Europe. Both EDRs and GDRs may be issued in bearer form and denominated in currencies other than U.S. dollars, and are generally designed for use in securities markets outside the U.S. For purposes of the Trust’s investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR or GDR programs may be sponsored or unsponsored. The depositary receipts are securities that demonstrate ownership interests in a security or pool of securities that have been placed with a ‘depository.’ These depositary receipts may be sponsored or unsponsored. Depositary receipts may or may not be denominated in the same currency as the underlying securities. Unsponsored programs are subject to certain risks. In contrast to sponsored programs, where the foreign issuer of the underlying security works with the depository institution to ensure a centralized source of information about the underlying company, including any annual or other similar reports to shareholders, dividends and other corporate actions, unsponsored programs are based on a service agreement between the depository institution and holders of ADRs, EDRs or GDRs issued by the program; thus, investors bear expenses associated with certificate transfer, custody and dividend payments. In addition, there may be several depository institutions involved in issuing unsponsored ADRs, EDRs or GDRs for the same underlying issuer. Such duplication may lead to market confusion because there would be no central source of information for buyers, sellers and intermediaries, and delays in the payment of dividends and information about the underlying issuer or its securities could result. For other depositary receipts, the depository may be foreign or a U.S. entity, and the underlying securities may have a foreign or U.S. issuer.
The foreign government securities in which certain Portfolios may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt securities of supranational entities. Such securities may be denominated in other currencies. Currently, The Fixed Income Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (the “World Bank”), the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies. A Portfolio may invest in foreign government securities in the form of ADRs as described above.
CURRENCY RELATED INSTRUMENTS. As indicated in the Prospectuses, certain Portfolios may use forward foreign currency exchange contracts in connection with permitted purchases and sales of securities of non-U.S. issuers. Certain Portfolios may, consistent with their respective investment objectives and policies, use such contracts as well as certain other currency related instruments to reduce the risks associated with the types of securities in which each is authorized to invest and to hedge against fluctuations in the relative value of the currencies in which securities held by each are denominated. The following discussion sets forth certain information relating to forward currency contracts and other currency related instruments, together with the risks that may be associated with their use.
ABOUT CURRENCY TRANSACTIONS AND HEDGING. Certain Portfolios are authorized to purchase and sell options, futures contracts and options thereon relating to foreign currencies and securities denominated in foreign currencies. Such instruments may be traded on foreign exchanges, including foreign over-the-counter markets. Transactions in such instruments may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; and (iv) lesser trading volume. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. Options relating to foreign currencies may also be purchased or sold to increase exposure to a foreign currency or to shift foreign currency exposure from one country to another.
FOREIGN CURRENCY OPTIONS AND RELATED RISKS. Certain Portfolios may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Portfolio holds in its portfolio or intends to purchase. For example, if the Portfolio were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Portfolio’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. To the extent indicated in the Prospectuses, the Portfolios may use forward contracts to protect against uncertainty in the level of future exchange rates in connection with specific transactions or for hedging purposes. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale of the foreign currency involved in the underlying transaction in exchange for a fixed amount of U.S. dollars or foreign currency. This may serve as a hedge against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. The International Equity, Institutional International Equity and Emerging Markets Portfolios may also use forward contracts in connection with specific transactions. In addition, they may use such contracts to lock in the U.S. dollar value of those positions, to increase the Portfolio’s exposure to foreign currencies that the Specialist Manager believes may rise in value relative to the U.S. dollar or to shift the Portfolio’s exposure to foreign currency fluctuations from one country to another. For example, when the Specialist Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the portfolio securities held by the Portfolio that are denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging.”
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A Portfolio may enter into forward contracts or maintain a net exposure to such contracts only if: (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities and other assets denominated in that currency; or (2) the Portfolio maintains cash, U.S. government securities or other liquid securities in a segregated account in an amount which, together with the value of all the Portfolio’s securities denominated in such currency, equals or exceeds the value of such contracts.
At or before the maturity date of a forward contract that requires the Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into another contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. As a result of such an offsetting transaction, a Portfolio would realize a gain or a loss to the extent of any change in the exchange rate between the currencies involved between the execution dates of the first and second contracts. The cost to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the prevailing market conditions. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.
Although the Portfolios value their assets daily in terms of U.S. dollars, no Portfolio intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

HEDGING INSTRUMENTS AND OTHER DERIVATIVES.
OPTIONS. To the extent indicated in the Prospectuses, the Portfolios may, consistent with their investment objectives and policies, use options on securities and securities indexes to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases, including to achieve market exposure, pending direct investment in securities. A Portfolio may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. Options may be used only for the purpose of reducing investment risk and not for speculative purposes. The Portfolios may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such options may be traded on an exchange or in the over-the-counter (“OTC”) markets. OTC options are subject to greater credit and liquidity risk. See “Additional Risk Factors of OTC Options.” The following discussion sets forth certain information relating to the types of options that the Portfolios may use, together with the risks that may be associated with their use.
ABOUT OPTIONS ON SECURITIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price. Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash.
OPTION PURCHASES. Call options on securities may be purchased in order to fix the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.
Put options may be purchased in order to hedge against a decline in market value of a security held by the purchasing Portfolio. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the purchasing portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the purchasing portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.
OPTION WRITING. Call options may be written (sold) by the Portfolios. Generally, calls will be written only when, in the opinion of a Portfolio’s Specialist Manager, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security.
Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Portfolio’s Specialist Manager, it would not be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the portfolio that sold the put will be obligated to purchase the underlying security at a price that may be higher than its current market value. All option writing strategies will be employed only if the option is “covered.” For this purpose, “covered” means that, so long as the Portfolio that has written (sold) the option is obligated as the writer of a call option, it will (1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Portfolio that has written (sold) the put option will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or (2) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.

OPTIONS ON SECURITIES INDICES. Options on securities indices may by used in much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the Portfolio to be hedged. Options on stock indices are settled exclusively in cash.
RISK FACTORS RELATING TO THE USE OF OPTIONS STRATEGIES. The premium paid or received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.
Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a “closing purchase transaction,” (i.e., by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased). A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held. Options will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.
ADDITIONAL RISK FACTORS OF OTC OPTIONS. Certain instruments traded in OTC markets, including indexed securities and OTC options, involve significant liquidity and credit risks. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. In addition, lack of liquidity may also make it more difficult to the Portfolio to ascertain a market value for the instrument. A Portfolio will only acquire an illiquid OTC instrument if the agreement with the counterparty contains a formula price at which the contract can be sold or terminated or if on each business day, the Portfolio manager anticipates that at least one dealer quote is available.
Instruments traded in OTC markets are not guaranteed by an exchange or clearing organization and generally do not require payment of margin. To the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty, the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Portfolio will attempt to minimize these risks by engaging in transactions with counterparties who have significant capital or who have provided the Portfolio with a third party guarantee or credit enhancement.
FUTURES CONTRACTS AND RELATED INSTRUMENTS. To the extent indicated in the Prospectuses, the Portfolios may use futures contracts and options on futures contracts to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases. A Portfolio may invest in futures-related instruments only for hedging purposes and not for speculation and only in a manner consistent with its investment objective and policies. In particular, a Portfolio may not commit more than 5% of its net assets, in the aggregate, to margin deposits on futures contracts or premiums for options on futures contracts. The following discussion sets forth certain information relating to the types of futures contracts that the Portfolios may use, together with the risks that may be associated with their use.
ABOUT FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for

“delivery” of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.
STOCK INDEX FUTURES CONTRACTS. A Portfolio may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Portfolio is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing equivalent securities would be liquidated.
FUTURES CONTRACTS ON DEBT SECURITIES. Futures contracts on debt securities, often referred to as “interest rate futures,” obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Portfolio may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Portfolio or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.
OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by the Portfolio. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller’s futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.
RISK CONSIDERATIONS RELATING TO FUTURES CONTRACTS AND RELATED INSTRUMENTS. Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.
As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.
The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading “Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies.” In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when a Portfolio may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of a Portfolio will be correct.
MARGIN AND SEGREGATION REQUIREMENTS APPLICABLE TO FUTURES RELATED TRANSACTIONS. When a purchase or sale of a futures contract is made by a Portfolio, that Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will value its open futures positions at market.
A Portfolio will not enter into a futures contract or an option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Portfolio’s total assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
When purchasing a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Portfolio. When selling a futures contract, a Portfolio will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by that Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).
When selling a call option on a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. Government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.
When selling a put option on a futures contract, the Portfolio will similarly maintain cash, U.S. government securities, or other highly liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.
SWAP AGREEMENTS. A Portfolio may enter into swap agreements for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency.

ABOUT SWAP AGREEMENTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. The Select Aggregate Market Index (“SAMI”) is a basket of credit default swaps whose underlying reference obligations are floating rate loans. Investments in SAMIs increase exposure to risks that are not typically associated with investments in other floating rate debt instruments, and involve many of the risks associated with investments in derivative instruments. The liquidity of the market for SAMIs is subject to liquidity in the secured loan and credit derivatives markets.
The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Portfolio’s illiquid investment limitations. A Portfolio will not enter into any swap agreement unless the Specialist Manager believes that the other party to the transaction is creditworthy. A Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Portfolio the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Portfolio will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Portfolio on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Portfolio on the notional amount.
Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap agreement defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and liquid assets, having an aggregate net asset value at least equal to such accrued excess will be earmarked or maintained in a segregated account by the Portfolio’s custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Portfolios and their respective Specialist Manager(s) believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions. For purposes of each of the Portfolio’s requirements under Rule 12d3-1 (where, for example, a Portfolio is prohibited from investing more than 5% of its total assets in any one broker, dealer, underwriter or investment adviser (the “securities-related issuer”) and Section 5b-1 where, for example, a diversified Portfolio is prohibited from owning more than 5% of its total assets in any one issuer with respect to 75% of a Portfolio’s total assets, the mark-to-market value will be used to measure the Portfolio’s counterparty exposure. In addition, the mark-to-market value will be used to measure the Portfolio’s issuer exposure for purposes of Section 5b-1.
A Portfolio may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Portfolio or to effect investment transactions consistent with the Portfolio’s investment objective and strategies. Index swaps tend to have a maturity of one year. There is not a well-developed secondary market for index swaps. Many index swaps are considered to be illiquid because the counterparty will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Portfolio may therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, a Portfolio will refer to the notional amount of the swap.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Specialist Manager, under the supervision of the Board of Trustees and Hirtle Callaghan, is responsible for determining and monitoring the liquidity of Portfolio transactions in swap agreements.
OTHER HEDGING INSTRUMENTS. Generally, a fund’s investment in the shares of another investment company is restricted to up to 5% of its total assets and aggregate investments in all investment companies is limited to 10% of total assets. Provided certain requirements set forth in the Act are met, however, investments in excess of these limitations may be made. Certain of the Portfolios may make such investments, some of which are described below.
The Portfolios may invest in Exchange-Traded Funds (“ETFs”) as part of each portfolio’s overall hedging strategies. Such strategies are designed to reduce certain risks that would otherwise be associated with the investments in the types of securities in which the Portfolios invest and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, provided that the use of such strategies are not for speculative purposes and are otherwise consistent with the investment policies and restrictions adopted by the Portfolios. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. ETFs are subject to liquidity and market risks. Some ETFs traded on securities exchanges are actively managed and subject to the same Management Risks as other actively managed investment companies. Other ETFs have an objective to track the performance of a specified index (“Index ETFs”). Therefore, securities may be purchased, retained and sold by an Index ETF at times when an actively managed trust would not do so. As a result, in an Index ETF you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the Index ETF portfolio was not fully invested in such securities. In addition, the results of an Index ETF investment will not match the performance of the specified index due to reductions in the Index ETF’s performance attributable to transaction and other expenses, including fees paid by the Index ETF portfolio to service providers. Because of these factors, the price of ETFs can be volatile, and a Portfolio may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in an ETF.
Among the ETFs in which the Portfolios may invest are Standard & Poor’s Depositary Receipts (“SPDRs”) and iShares®. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained directly from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit, called a “Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit. SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day. The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.

iShares®* are exchange-traded funds, traded on the American Stock Exchange, Chicago Board Options Exchange and New York Stock Exchange. iShares® are not actively managed. Rather, an iShares®’ objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by iShares® at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the iShares® portfolio was not fully invested in such securities. Because of this, the price of iShares can be volatile, and a Portfolio may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such iShares®.
The Portfolios may invest in iShares in excess of the statutory limits in reliance on an exemptive order issued to that entity, provided that certain conditions are met.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.
INVESTMENT RESTRICTIONS
In addition to the investment objectives and policies of the Portfolios, each Portfolio is subject to certain investment restrictions both in accordance with various provisions of the Investment Company Act and guidelines adopted by the Board. These investment restrictions are summarized below. The following investment restrictions (1 though 10) are fundamental and cannot be changed with respect to any Portfolio without the affirmative vote of a majority of the Portfolio’s outstanding voting securities as defined in the Investment Company Act.
A PORTFOLIO MAY NOT:
1.	With the exception of The Short-Term Municipal Bond Portfolio, purchase the securities of any issuer, if as a result of such purchase, more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, a Portfolio would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the Portfolio’s assets may be invested without regard to this limitation, and provided further that this restriction shall not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements secured by such obligations, or securities issued by other investment companies.

2.	Borrow money, except that a Portfolio (i) may borrow amounts, taken in the aggregate, equal to up to 5% of its total assets, from banks for temporary purposes (but not for leveraging or investment) and (ii) may engage in reverse repurchase agreements for any purpose, provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings).

3.	Mortgage, pledge or hypothecate any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with a Portfolio’s permitted use of options, futures contracts and similar derivative financial instruments described in the Trust’s Prospectuses.

*	iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund. performance of the specified index due to reductions in the iShares’ performance attributable to transaction and other expenses, including fees paid by the iShares portfolio to service providers.

iShares® is a registered investment company unaffiliated with the Trust, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area.

4.	Issue senior securities, as defined in the Investment Company Act, provided that this restriction shall not be deemed to prohibit a Portfolio from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts, forward contracts and similar derivative financial instruments described in the Trust’s Prospectuses shall not constitute issuance of a senior security.

5.	Underwrite securities issued by others, provided that this restriction shall not be violated in the event that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

6.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

7.	Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust’s Prospectuses.

8.	Make loans to others, provided that this restriction shall not be construed to limit (a) purchases of debt securities or repurchase agreements in accordance with a Portfolio’s investment objectives and policies; and (b) loans of portfolio securities in the manner described in the Trust’s Prospectuses.

9.	Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

10.	With respect to The Intermediate Term Municipal Bond Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities.
The following investment restrictions (11 through 14) reflect policies that have been adopted by the Trust, but which are not fundamental and may be changed by the Board, without shareholder vote.
11.	A Portfolio may not make short sales of securities, maintain a short position, or purchase securities on margin, provided that this restriction shall not preclude the Trust from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities, and provided further that this restriction will not be applied to limit the use by a Portfolio of options, futures contracts and similar derivative financial instruments in the manner described in the Trust’s Prospectuses.

12.	A Portfolio may not invest in securities of other investment companies except as permitted under the Investment Company Act.

13.	Assets of any Portfolio that are allocated to a passive index strategy shall be invested in a manner that replicates the benchmark index assigned to that Portfolio, provided that derivative instruments may be used in order to gain market exposure pending investment in accordance with such strategy, and provided further that adherence to such passive index strategy shall not require the acquisition of any security if such acquisition would result in a violation of any investment restriction to which the Portfolio is otherwise subject or any provision of the Investment Company Act or rule promulgated thereunder.

14.	A Portfolio may not invest more than 15% of the value of its net assets in illiquid securities (including repurchase agreements, as described under “Repurchase Agreements,” above).

15.	The Portfolios listed below have non-fundamental investment policies obligating such a Portfolio to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Portfolio’s name. For purposes of such an investment policy, “assets” includes the Portfolio’s net assets, as well as any amounts borrowed for investment purposes. The Board has adopted a policy to provide investors with notice as required by Rule 35d-1 under the Investment Company Act prior to any change in such an investment policy. As of the date of this Statement of Additional Information, that meant that any notice required to be delivered to shareholders of such Portfolios for the purpose of announcing an intended change in the non-fundamental policy listed below will be provided with at least 60 days’ notice in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: “Important

Notice Regarding Change in Investment Policy.” This statement will also appear on the envelope in which such notice is delivered.
a.	The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio will each invest at least 80% of its assets in equity securities.

b.	The Small Capitalization Equity Portfolio will invest at least 80% of its assets in equity securities of small capitalization issuers, as defined in the Trust’s Prospectuses.

c.	The International Equity Portfolio will invest at least 80% of its assets in equity securities of issuers located in at least three countries other than the United States.

d.	The Emerging Markets Portfolio will, under normal market conditions, invest at least 80% of its assets in equity securities of issuers located in at least three countries other than the United States that are determined by the Specialist Manager to be “emerging markets.”

e.	The Institutional Small Capitalization Equity Portfolio will invest at least 80% of its assets in equity securities of small capitalization issuers, as defined in the Trust’s Prospectuses.

f.	The Institutional International Equity Portfolio will invest at least 80% of its assets in equity securities of issuers located in at least three countries other than the United States.

g.	The Fixed Income Portfolio will invest at least 80% of its assets in fixed income securities of all types.

h.	The Fixed Income II Portfolio will invest at least 80% of its assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies, or deemed of comparable quality.

i.	The Fixed Income Opportunity Portfolio will invest at least 80% of its assets in fixed income securities and at least 50% of its assets in those fixed income securities (sometimes referred to as “junk bonds”) that, at the time of purchase, are rated below the fourth highest category assigned by one of the major independent rating agencies, or of comparable quality.

j.	The Short-Term Municipal Bond Portfolio will invest at least 80% of its assets in municipal bonds.

k.	The Intermediate Term Municipal Bond Portfolio will invest at least 80% of its assets in intermediate-term fixed income securities the interest on which is exempt from regular Federal income tax.
An investment restriction applicable to a particular Portfolio shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of that Portfolio, or any other later change provided that the restriction was satisfied at the time the relevant action was taken. In order to permit the sale of its shares in certain states, the Trust may make commitments more restrictive than those described above. Should the Trust determine that any such commitment may no longer be appropriate, the Board will consider whether to revoke the commitment and terminate sales of its shares in the state involved.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The Trust reserves the right in its sole discretion to suspend the continued offering of the Trust’s shares and to reject purchase orders in whole or in part when in the judgment of the Board such action is in the best interest of the Trust. Payments to shareholders for shares of the Trust redeemed directly from the Trust will be made as promptly as possible but no later than seven days after receipt by the Trust’s transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectuses, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Trust’s shareholders. Each of the Portfolios reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Trust’s shares by making payment in whole or in part in readily marketable securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing each Portfolio’s net asset value. If such payment were made, an investor may incur brokerage costs in converting such securities to cash. The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Trust’s portfolio securities at the time of redemption or repurchase.
PORTFOLIO TRANSACTIONS AND VALUATION
PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Board, the Specialist Managers of the respective Portfolios are responsible for placing orders for securities transactions for each of the Portfolios. Securities transactions involving stocks will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing portfolio transactions, a Specialist Manager will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In placing brokerage transactions, the respective Specialist Managers may, however, consistent with the interests of the Portfolios they serve, select brokerage firms on the basis of the investment research, statistical and pricing services they provide to the Specialist Manager, which services may be used by the Specialist Manager in serving any of its investment advisory clients. In such cases, a Portfolio may pay a commission that is higher than the commission that another qualified broker might have charged for the same transaction, providing the Specialist Manager involved determines in good faith that such commission is reasonable in terms either of that transaction or the overall responsibility of the Specialist Manager to the Portfolio and such manager’s other investment advisory clients. Transactions involving debt securities and similar instruments are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Portfolios of the Trust during the fiscal years indicated.

	YEAR ENDED		YEAR ENDED		YEAR ENDED
PORTFOLIO	JUNE 30, 2008		JUNE 30, 2007		JUNE 30, 2006
The Value Equity Portfolio	$1,263,550		$1,168,560		$1,091,078
The Growth Equity Portfolio	$1,177,676		$973,554		$1,083,927
The Small Capitalization Equity Portfolio	$1,478,584		$1,611,879		$1,540,221
The International Equity Portfolio	$2,416,423		$2,280,609		$1,604,170
The Emerging Markets Portfolio		*		*		*
The Institutional Value Equity Portfolio		*		*		*
The Institutional Growth Equity Portfolio		*		*		*
The Institutional Small Capitalization Equity Portfolio		*		*		*
The Institutional International Equity Portfolio		*		*		*
The Fixed Income Portfolio	$0		$0		$0
The Fixed Income II Portfolio	$24,244		$21,944		$11,702
The Fixed Income Opportunity Portfolio	$2		$0		$0
The Short-Term Municipal Bond Portfolio	$0		$0		$0	**
The Intermediate Term Municipal Bond Portfolio	$0		$0		$0

*	None of The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio had commenced operations as of June 30, 2008.

**	The Short-Term Municipal Bond Portfolio commenced operations on March 1, 2006.
The Trust has adopted procedures pursuant to which each Portfolio is permitted to allocate brokerage transactions to affiliates of the various Specialist Managers. Under such procedures, commissions paid to any such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. Several of the Trust’s Specialist Managers are affiliated with brokerage firms to which brokerage transactions may, from time to time, be allocated.
The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Equity Portfolios to any broker/dealer with which such Portfolio may be deemed to be an affiliate during the Trust’s last three fiscal years. Information shown is expressed both as a percentage of the total amount of commission dollars paid by each Portfolio and as a percentage of the total value of all brokerage transactions effected on behalf of each Portfolio. “NA” indicates that during the relevant period, the indicated broker was not considered an affiliate of the specified Portfolio. The Emerging Markets and Institutional Equity Portfolios had not yet commenced operations as of June 30, 2008. None of the Income Portfolios paid any brokerage commissions during the relevant periods.

	VALUE EQUITY			GROWTH EQUITY
	2008	2007	2006	2008	2007	2006
State Street
Commissions paid ($)	$1,539	$2,644	$35	$2,638	$2,871	$190,146
% of commissions	0.12%	0.23%	0.00003%	0.22%	0.29%	17.54%
% of transactions	0.11%	1.86%	0.15%	0.15%	6.85%	26.09%

	VALUE EQUITY			GROWTH EQUITY
	2008	2007	2006	2008	2007	2006
Wachovia
Commissions paid ($)	N/A	N/A	N/A	$412	N/A	$1,491
% of commissions	N/A	N/A	N/A	0.03%	N/A	0.14%
% of transactions	N/A	N/A	N/A	0.05%	N/A	0.08%
In no instance will portfolio securities be purchased from or sold to Specialist Managers, Hirtle Callaghan or any affiliated person of the foregoing entities except to the extent permitted by applicable law or an order of the SEC. It is possible that at times identical securities will be acceptable for both a Portfolio of the Trust and one or more of such client accounts. In such cases, simultaneous transactions are inevitable. Purchases and sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for such Portfolio.
PORTFOLIO TURNOVER. Changes may be made in the holdings of any of the Portfolios consistent with their respective investment objectives and policies whenever, in the judgment of the relevant Specialist Manager, such changes are believed to be in the best interests of the Portfolio involved. With the exception of The Small Capitalization Equity Portfolio, The Institutional Small Capitalization Equity Portfolio ,The Fixed Income Portfolio and The Fixed Income II Portfolio, it is not anticipated that the annual portfolio turnover rate for a Portfolio will exceed 100% under normal circumstances. The Fixed Income II Portfolio has historically had significant portfolio turnover (e.g., over 300%/year), and it is anticipated that such portfolio turnover will continue in the future. A high rate of Portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.
Portfolios may experience higher turnover due to the addition of a Specialist Manager to the Portfolio, a reallocation of Portfolio assets among Specialist Managers, or a replacement of one or more Specialist Managers. Additionally, the following investments may increase a Portfolio’s turnover: (a) investing in certain types of derivative instruments; or (b) investing in U.S. government securities for short periods of time while determining appropriate longer term investments for a Portfolio. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio’s securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for each of the Portfolios that has more than one Specialist Manager will be an aggregate of the rates for each individually managed portion of that Portfolio. Rates for each portion, however, may vary significantly. The portfolio turnover rates for each of the Trust’s Portfolios during the last three fiscal years are set forth in the following table.

	FISCAL YEAR	FISCAL YEAR	FISCAL YEAR
	ENDED	ENDED	ENDED
PORTFOLIO	JUNE 30, 2008	JUNE 30, 2007	JUNE 30, 2006
The Value Equity Portfolio	76.84%	69.13%	73.19%
The Growth Equity Portfolio	42.13%	39.88%	60.01%
The Small Capitalization Equity Portfolio	111.13%	116.02%	101.53%
The International Equity Portfolio	57.27%	53.77%	37.24%
The Emerging Markets Portfolio	*	*	*
The Institutional Value Equity Portfolio	*	*	*
The Institutional Growth Equity Portfolio	*	*	*
The Institutional Small Capitalization Equity Portfolio	*	*	*

	FISCAL YEAR	FISCAL YEAR	FISCAL YEAR
	ENDED	ENDED	ENDED
PORTFOLIO	JUNE 30, 2008	JUNE 30, 2007	JUNE 30, 2006
The Institutional International Equity Portfolio	*	*	*
The Fixed Income Portfolio	221.76%	169.45%	175.82%
The Fixed Income II Portfolio	201.23%	159.95%	573.92%
The Fixed Income Opportunity Portfolio	113.40%	139.66%	27.34%
The Short-Term Municipal Bond Portfolio**	37.07%	33.45%	29.56%
The Intermediate Term Municipal Bond Portfolio	17.20%	14.63%	17.79%

*	Each of The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio commenced operations after June 30, 2008.

**	The Short-Term Municipal Bond Portfolio commenced operations on March 1, 2006.

VALUATION. The net asset value per share of the Portfolios is determined once on each Business Day as of the close of the NYSE, which is normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. The Trust does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.
In valuing the Trust’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the closing price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board shall determine in good faith to reflect the security’s fair value. Equity securities listed on a foreign exchange are valued at the last quoted sales price available before the time when such securities are to be valued, provided that where such securities are denominated in foreign currencies, such prices will be converted into U.S dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. If there have been no sales on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. All other assets of each Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. The net asset value per share of each of the Trust’s Portfolios is calculated as follows: All liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net asset value is divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.
When the closing price of a foreign security is not an accurate representation of value as a result of events that have occurred after the closing of the primary foreign exchange and prior to the time the Portfolios’ net asset value per share is calculated (a “Significant Event”), then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee. An example of a frequently occurring Significant Event is a significant movement in the U.S. equity markets. The Board may predetermine the level of such a movement that will constitute a Significant Event (a “Trigger”) and preauthorize the Trust’s Accounting Agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designated to determine a fair value for the affected securities. On a day when a Fair Value Pricing Service is so utilized, the Trust’s Pricing Committee need not meet. The Pricing Committee, however, will determine the fair value of securities affected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger
PORTFOLIO HOLDINGS. The Trust may provide information regarding the portfolio holdings of the various Portfolios to its service providers where relevant to duties to be performed for the Funds. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to a Specialist Manager, provided that the service is related to the investment advisory services that the Specialist Manager provides to the Portfolios. Neither the Trust nor any service provider to the Trust may disclose material information about the Funds’ portfolios holdings to other third parties except that information about portfolio holdings may be made available to such third parties provided that the information has become public information by the filing of an annual or semi-annual report or Form N-Q by the Funds. In no event shall such information be disclosed for compensation.

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS
Set forth below is information about those individuals (each of whom is referred to as a “portfolio manager”) who are primarily responsible for day-to-day investment decisions relating to the various Portfolios. All of the portfolio managers are employees of the indicated Specialist Manager and not of Hirtle Callaghan.
As noted in the Prospectuses, investment in the Trust is currently limited to clients of Hirtle Callaghan or a financial intermediary that has established a relationship with Hirtle Callaghan. Accordingly, unless otherwise noted, none of the portfolio managers owns any shares of the Portfolio of the Trust for which they are responsible.
The tables and text below disclose information about other accounts managed, compensation, and potential conflicts of interest. All information is as of June 30, 2008.
It should be noted that there are certain potential conflicts of interest which are generally applicable to all of the Specialist Managers. The conflicts arise from managing multiple accounts and include conflicts among investment strategies, conflicts in the allocation of investment opportunities and conflicts due to the differing assets levels or fee schedules of various accounts.
Aberdeen Asset Management, Inc. (“Aberdeen”) serves as a Specialist Manager for The Fixed Income Portfolio. Aberdeen Asset Management PLC has a controlling interest in Aberdeen. As indicated in the Prospectuses, the portfolio management team responsible for day-to-day investment decisions for The Fixed Income Portfolio consists of Messrs. Keith Bachman, Gary Bartlett, Warren Davis, Thomas Flaherty, J. Christopher Gagnier, Neil Moriarty, Daniel Taylor and Timothy Vile. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Portfolio Management Team	8	$3.2 billion	9	$4.3 billion	167	$28.1 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Portfolio Management Team	0	—	0	—	3	$454 million
CONFLICTS OF INTEREST. Aberdeen manages all accounts noted in the tables above with the same investment philosophy and using the same investment process, thus, limiting contrary positions between accounts. Aberdeen has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Aberdeen believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. The general compensation and incentive program for professionals directly involved in the management of The Fixed Income Portfolio typically comprises base salary, which is linked to responsibilities and peer comparison, and variable compensation components linked to their contribution to the results of The Fixed Income Portfolio strategy. Given the team structure, Aberdeen believes it is extremely important that each manager is compensated on the results of the entire client portfolio, as opposed to the performance of the sector for which they are responsible. This approach allows Aberdeen to create a work environment that fosters excellence, teamwork and mutual respect—key ingredients to attracting and maintaining a talented and experienced staff that has a vested interest in the success of the firm. The variable components of compensation generally include cash award (performance bonus) and equity participation. As an individual advances within the organization, the variable components of compensation generally increase as a percentage of the total. Equity incentives also have staff retention benefits, as leaving the firm may lead to forfeiture of the awards.
Artisan Partners Limited Partnership (“Artisan Partners”) serves as a Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. Artisan Investment Corp has a controlling interest in Artisan Partners. Mr. Mark L. Yockey, a managing director of Artisan Partners, is responsible for making day-to-day investment decisions for those portions of these Portfolios allocated to Artisan Partners.
OTHER ACCOUNTS MANAGED — TOTAL*

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Mark L. Yockey	5	$17.4 billion	3	$415 million	26	$8.2 billion

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. Artisan Partners’ international growth investment team, led by Mark Yockey as manager, manages portfolios for multiple clients within two investment strategies (international growth and international small-cap growth). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan Partners within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy (including the international growth investment strategy in which Artisan Partners manages assets for the Hirtle Callaghan International Equity Portfolio) are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, and because of differences between Artisan Partners’ international growth and international small-cap growth strategies, Artisan Partners’ international growth investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the international growth strategy may occur. In addition, some of the portfolios Artisan Partners manages in its international growth strategy may have fee structures, including performance fees that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the fund to Artisan Partners.
Artisan Partners has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan Partners monitors a variety of areas, including compliance with primary fund guidelines (to the extent applicable to the Artisan Partners portion of the portfolio), the allocation of IPOs and compliance with the firm’s Code of Ethics.
COMPENSATION. An Artisan Partners portfolio manager is compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategy, including the fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager’s interests more closely with the long-term interests of clients. Artisan Partners portfolio managers participate in group life, health, medical reimbursement, and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers have limited partnership interests in the firm.
BlackRock Financial Management, Inc. (“BlackRock”) serves as a Specialist Manager for The Fixed Income II Portfolio. Messrs. Scott Amero, Matthew Mara and Andrew J. Phillips are responsible for making day-to-day investment decisions for that portion of The Fixed Income II Portfolio allocated to BlackRock.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Scott Amero	45	$36.48 billion	39	$9.89 billion	252	$ 81.87 billion
Matthew Mara	23	$23.90 billion	19	$7.14 billion	279	$101.60 billion
Andrew J. Phillips	32	$26.92 billion	20	$7.56 billion	284	$118.70 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Scott Amero	0	0	4	$3.03 billion	17	$6.15 billion
Matthew Mara	0	0	2	$1.34 billion	13	$6.47 billion
Andrew J. Phillips	0	0	2	$1.34 billion	16	$6.85 billion
POTENTIAL MATERIAL CONFLICTS OF INTEREST. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund(s).  In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund.  In this regard, it should be noted that Messrs. Amero, Marra and Phillips currently manage certain accounts that are subject to performance fees.  In addition, Mr. Amero assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.
COMPENSATION. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for the Fund include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Scott Amero	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Gov/Credit Index, Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index, Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index and others), certain customized indices and certain fund industry peer groups.

Matthew Marra	A combination of market-based indices (e.g., Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Credit Index, Lehman Brothers U.S. Aggregate Index), certain customized indices and certain fund industry peer groups.

Andrew Phillips	A combination of market-based indices (e.g., custom 50% Lehman Brothers Mortgage /50% Merrill Lynch 10-Year Treasury Index, Lehman GNMA MBS Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Credit Index, Lehman Brothers U.S. Aggregate Index), certain customized indices and certain fund industry peer groups.
BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.
          Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.  Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Amero, Marra and Phillips have each received awards under the LTIP.
          Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Amero, Marra and Phillips have each participated in the deferred compensation program.

          Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero, Marra and Phillips have each been granted stock options and/or restricted stock in prior years.
Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
          Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.
Breckinridge Capital Advisors, Inc. (“Breckinridge”) serves as a Specialist Manager for The Short-Term Municipal Bond Portfolio.
Mr. Peter B. Coffin, president of Breckinridge and David Madigan, Martha Field Hodgman and Susan S. Mooney all Senior Vice Presidents of Breckinridge as well as Matthew Buscone, Portfolio Manager, are responsible for making day-to-day investment decisions for The Short-Term Municipal Bond Portfolio.
Breckinridge manages portfolios on a team approach enabling any portfolio manager to make portfolio management recommendations and decisions across all accounts managed by Breckinridge.
OTHER ACCOUNTS MANAGED — TOTAL*

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Breckinridge Portfolio Management Team	0	0	5	$131 million	3192	$5.9 billion

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. In connection with its management of client accounts, Breckinridge is subject to potential conflicts of interest. The primary potential conflict is decisions regarding the allocation of securities among portfolios with similar strategies but different fee schedules. Breckinridge believes it has sufficient policies and procedures in place to address this concern.
Other potential conflicts concern soft dollars and other trading practices and personal trading by employees. To minimize these conflicts, Breckinridge has adopted a policy of not accepting any soft dollars and believes that the policies and practices in place and documented in its Compliance Manual and Code of Ethics are sufficient to address other possible conflicts.
COMPENSATION. Breckinridge’s portfolio manager compensation is based on a base annual salary and quarterly bonus. The bonus is variable and is based on the firms’ overall profitability. It is not tied to the performance of any individual account. All of Breckinridge’s portfolio managers hold an equity position (or options to acquire an equity position) which entitle them to share in the firm’s profits and long-term growth.

Capital Guardian Trust Company (“CapGuardian”) serves as a Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. CapGuardian is a wholly owned subsidiary of Capital Group International, Inc., a group of companies that provides institutional investment services. Listed below are the portfolio managers responsible for making day-to-day investment decisions for those portions of these Portfolios allocated to CapGuardian.
OTHER ACCOUNTS MANAGED — TOTAL

	Other Registered		Other Pooled Investment
	Investment Companies[1]		Vehicles[2]
		Total	Number		Other Accounts[3,4]
	Number of	Assets	of	Total Assets	Number of	Total Assets
Manager Name	Accounts	(in billions)	Accounts	(in billions)	Accounts	(in billions)
Du Manoir, Gerald	6	$1.52	7	$12.78	272	$30.06
Fisher, David	23	$20.88	28	$28.39	239	$69.57
Gromadzki, Arthur	6	$1.52	6	$12.74	186	$27.87
Havas, Richard	11	$2.96	21	$20.97	160	$51.11
Kwak, Seung	6	$1.52	7	$12.85	138	$48.70
Kyle, Nancy	10	$2.83	16	$19.53	126	$36.96
Sauvage, Lionel	10	$2.83	21	$24.73	216	$64.60
Sikorsky, Nilly	7	$2.01	14	$19.30	220	$61.90
Staehelin, Rudolf	8	$2.18	16	$21.68	185	$45.99

(1)	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(2)	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(3)	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(4)	Reflects other professionally managed accounts held at CapGuardian or companies affiliated with CapGuardian. Personal brokerage accounts of portfolio managers and their families are not reflected.
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	Registered Investment		Other Pooled Investment
	Companies [1]		Vehicles[2]		Other Accounts[3,4]
	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Manager Name	Accounts	(in billions)	Accounts	(in billions)	Accounts	(in billions)
Du Manoir, Gerald	0	—	0	—	3	$0.80
Fisher, David	0	—	0	—	8	$3.15
Gromadzki, Arthur	0	—	0	—	3	$1.01
Havas, Richard	0	—	0	—	7	$1.96
Kwak, Seung	0	—	0	—	12	$9.23
Kyle, Nancy	0	—	0	—	4	$1.45
Sauvage, Lionel	0	—	0	—	14	$3.77
Sikorsky, Nilly	0	—	0	—	21	$10.52
Staehelin, Rudolf	0	—	0	—	11	$3.16

(1)	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(2)	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(3)	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(4)	Reflects other professionally managed accounts held at CapGuardian or companies affiliated with CapGuardian. Personal brokerage accounts of portfolio managers and their families are not reflected.
CONFLICTS OF INTEREST. CapGuardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CapGuardian believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. At CapGuardian portfolio managers and investment analysts are paid competitive salaries, a bonus that is directly tied to individual investment results and may participate in our profit sharing plan. Analysts also receive a subjective bonus that is based on their contribution to the research process. The relative mix of compensation represented by salary, bonuses and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, the investment bonus is calculated by comparing pre-tax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average. Much greater weight is placed on the four-year and eight-year rolling averages.
For portfolio managers, benchmarks may include measures of the marketplace in which the relevant portfolio invests and the results of a competitive universe of comparable institutional accounts or mutual funds. For investment analysts, benchmarks include both appropriate industry indices reflecting their areas of expertise and relevant market measures.
The benchmarks used to measure performance of the portfolio managers for the International Equity Portfolio include, as applicable, an adjusted MSCI EAFE® Index, and adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates, Russell Mellon, and Lipper, an adjusted MSCI Japan Index and a customized index based on the median results with respect to Japan from Intersec Research, Mercer, and Watson Wyatt.
OWNERSHIP OF FUND SHARES: To our knowledge, based on the information available for the time period ending June 30, 2008, the portfolio managers of the International Equity and Institutional International Equity Portfolios did not own any shares of those funds.
Causeway Capital Management LLC (“Causeway”) serves as a Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. Day-to-day responsibility for the management of those assets of these Portfolios allocated to Causeway will be the responsibility of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Sarah H. Ketterer	4	$5.2 billion	7	$1.81 billion	66	$7.194 billion
Harry W. Hartford	4	$5.2 billion	7	$1.81 billion	72	$7.204 billion
James A. Doyle	4	$5.2 billion	7	$1.81 billion	68	$7.197 billion
Jonathan P. Eng	4	$5.2 billion	7	$1.81 billion	64	$7.194 billion
Kevin Durkin	4	$5.2 billion	7	$1.81 billion	63	$7.194 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Sarah H. Ketterer	0	$0	0	$0	2	$516 million
Harry W. Hartford	0	$0	0	$0	2	$516 million
James A. Doyle	0	$0	0	$0	2	$516 million
Jonathan P. Eng	0	$0	0	$0	2	$516 million
Kevin Durkin	0	$0	0	$0	2	$516 million
CONFLICTS OF INTEREST. The portfolio managers who manage the portion of The International Equity Portfolio and The Institutional International Equity Portfolio allocated to Causeway (“Causeway Portfolios”) also provide investment management services to other accounts, including corporations, pension plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts and funds, wrap fee programs, and other institutions and their personal accounts (collectively, “Other Accounts”). In managing the Other Accounts, the portfolio managers may employ an investment strategy similar to that used in managing the Causeway Portfolios, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Causeway Portfolios that they may also recommend to Other Accounts. The portfolio managers may at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher management fee rates than the Causeway Portfolios or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in mutual funds managed and sponsored by Causeway. Ms. Ketterer and Mr. Hartford hold a controlling interest in Causeway’s equity and Messrs. Doyle, Eng and Durkin have minority interests in Causeway’s equity.
Actual or potential conflicts of interest may arise from the portfolio managers’ management responsibilities with respect to Other Accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts may provide an incentive to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest, including policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information, as well as a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.
COMPENSATION. Ms. Ketterer and Mr. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salaries and are entitled, as controlling owners of Causeway, to distributions of Causeway’s profit based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng and Durkin receive salaries, incentive compensation and distributions of Causeway’s profit based on their minority ownership interests. Salary and incentive compensation are determined by Causeway’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and salary and incentive compensation are not based on the specific performance of the Causeway Portfolios or any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution and client service contribution.
Franklin Portfolio Associates LLC. (“FPA”) FPA serves as a Specialist Manager for The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio. FPA is a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation. Below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to FPA.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Oliver Buckley	16	$12.9 billion	3	$0.47 billion	60	$8.8 billion
Tony Garvin	11	$ 3.9 billion	3	$0.47 billion	60	$8.8 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Oliver Buckley	2	$8.6 billion	0	—	10	$1.5 billion
Tony Garvin	0	—	0	—	10	$1.5 billion
CONFLICTS OF INTEREST. FPA manages all accounts noted in the tables above with the same investment philosophy and using the same investment process, thus, limiting contrary positions between accounts. FPA’s process is to rebalance all portfolios in the same style at the same time to ensure that no single portfolio is advantaged or disadvantaged over the others in the style. The rebalancing is done without regard to client type or fee schedule.
FPA has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, FPA believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.
Frontier Capital Management Company, LLC (“Frontier”) Frontier serves as a Specialist Manager for The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio. Affiliated Managers Group, Inc. has a controlling interest in Frontier. Michael A. Cavarretta is responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Frontier.
OTHER ACCOUNTS MANAGED — TOTAL*

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Michael A. Cavarretta	1	$174 million	1	$72 million	31	$1.475 billion

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. In connection with its management of client accounts, Frontier is subject to a number of potential conflicts of interest. An advisory fee based on the performance of an account may create a conflict of interest for Frontier when compared to accounts where Frontier is paid based on a percentage of assets. The conflict is that Frontier may have an incentive to allocate securities preferentially to the account where Frontier might share in investment gains. In order to address this potential conflict, Frontier’s trade allocation procedures are designed to ensure that allocations of orders among all Frontier client accounts are made in a fair and equitable manner and may not be based on the amount or structure of management fees.
Other potential conflicts include the allocation of securities among similar strategies; the allocation of IPOs; soft dollars and other brokerage practices; personal trading by employees and the management of proprietary accounts. Frontier believes that it has written policies and procedures in place that are reasonably designed to address these and other potential conflicts of interest.
COMPENSATION. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are equity owners of Frontier, which entitle them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management fee revenues generated from client accounts.
Geewax & Partners LLC (“Geewax”) Geewax serves as a Specialist Manager for The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio. Mr. John J. Geewax has a controlling interest in Geewax. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Geewax.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
John J. Geewax	0	—	0	—	4	$64.5 million
JoePaul Puthenangadi	0	—	0	—	4	$64.5 million

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. To alleviate the potential for conflicts of interest among accounts with the same investment philosophy, we allocate investment opportunities pro-rata across all accounts; and the effectiveness of this allocation is monitored by looking at performance over time across all accounts that have the same investment philosophy. In addition, Geewax has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Geewax believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. The senior personnel, including Mr. Puthenangadi as the Director of Quantitative Research, are compensated at a competitive fixed rate, including bonuses.  In addition this senior personnel group includes the Head of Accounting/Reconciliation and the Head of Administration/Compliance Reporting & Monitoring. Mr. Geewax receives a residual draw only based on Geewax’s profitability. All employees also participate in a bonus system structured around responsibility and firm revenues.
Institutional Capital LLC (“ICAP”) ICAP serves as a Specialist Manager for The Value Equity Portfolio and The Institutional Value Equity Portfolio. ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to ICAP.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Jerrold K. Senser	14	$8.56 billion	10	$1.75 billion	124	$7.35 billion
Thomas R. Wenzel	14	$8.56 billion	10	$1.75 billion	124	$7.35 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Jerrold K. Senser	0	—	0	—	13	$1.494 billion
Thomas R. Wenzel	0	—	0	—	13	$1.494 billion
CONFLICTS OF INTEREST. Individual fund managers may manage multiple accounts for multiple clients. In addition to the portfolios, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. ICAP manages all accounts on a team basis. ICAP manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by ICAP’s compliance department. ICAP has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more funds or accounts participate in investment decisions involving the same securities.
COMPENSATION. Compensation for key investment professionals consists of competitive base salary and annual cash bonus. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the S&P 500 is an important factor. Other factors include the investment professional’s contribution to the investment team’s dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.
IronBridge Capital Management LP (“IronBridge”) IronBridge serves as a Specialist Manager for The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio. Messrs. Christopher Faber, Samuel Eddins and various officers have a controlling interest in IronBridge. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to IronBridge.
OTHER ACCOUNTS MANAGED —TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Chris Faber	4	$671 million	3	$192 million	72	$3.1 billion
Jeff Madden	4	$671 million	3	$192 million	74	$2.9 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Chris Faber	0	—	0	—	6	$450 million
Jeff Madden	0	—	0	—	5	$253 million
CONFLICTS OF INTEREST. IronBridge has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.

While there is no guarantee that such policies and procedures will be effective in all cases, IronBridge believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. IronBridge portfolio manager’s compensation is based on a base salary and annual bonus. The annual bonus is tied to individual professional performance throughout the year and the success of the firm, rather than the performance of individual accounts. Portfolio managers have the option to take the bonus in cash or equity ownership of IronBridge. Ownership in IronBridge aligns our portfolio managers’ long term interests with those of our clients.
Jennison Associates LLC (“Jennison”) Jennison serves as a Specialist Manager for The Growth Equity Portfolio and The Institutional Growth Equity Portfolio. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Kathleen A. McCarragher, Managing Director and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Jennison.
OTHER ACCOUNTS MANAGED — TOTAL

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Kathleen A. McCarragher	13	$9.1 billion	3	$265 million	43	$5.1 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Kathleen A. McCarragher	1	$1.3 billion	0	—	0	—
CONFLICTS OF INTEREST. In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.
Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.
Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.
In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a member of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.
Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.
COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross of fee pre-tax performance of various mutual funds, of which nearly all of the equity options are managed by Jennison, and composites of accounts managed by Jennison, which may include accounts managed for unregistered products.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The following factors, listed in order of importance, will be reviewed for the portfolio manager:
-	One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to market conditions, pre-determined passive indices, such as the Russell 1000® Growth Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

-	Historical and long-term business potential of the product strategies;

-	Qualitative factors such as teamwork and responsiveness; and

-	Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.
JS Asset Management, LLC (“JSAM”) serves as a Specialist Manager for The Value Equity Portfolio and The Institutional Value Equity Portfolio. John K. Schneider, JSAM’s founder and chief investment officer, is primarily responsible for the day-to-day management of the Portfolios’ assets allocated to JSAM and has a controlling interest in JSAM. Mr. Schneider also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
John K. Schneider	8	$281.5 million	2	$23.2 million	3	$17.2 million
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
John K. Schneider	0	—	1	$2.0 million	1	$4.8 million
CONFLICTS OF INTEREST. JSAM has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, JSAM believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. The portfolio manager’s compensation has three components: salary, bonus and equity ownership. The bonus is discretionary and is based on firm performance and profitability. As an equity owner of the firm, the portfolio manager also participates in the profitability of the firm.
Schroder Investment Management North America Inc. (“Schroders”) Schroders serves as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc. (“Schroders U.S.”). Schroders U.S. is a wholly owned subsidiary of Schroder International Holdings (“SIH”), which is an indirect wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. David Baldt, CFA, is the portfolio manager responsible for making day-to-day investment decisions for The Intermediate Term Municipal Bond Portfolio.
OTHER ACCOUNTS MANAGED — TOTAL*

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
David Baldt	3	$769.05 million	1	$77.1 million	316	$3.73 billion

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. Schroders has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Schroders believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. Schroders fund managers are paid in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long term incentive program. Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that we are paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee’s responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.
Discretionary bonuses for Schroders’ fund managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation: revenue ratio achieved by the firm globally. Schroders then assesses the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For individual fund managers Schroders assesses the performance of their fund relative to competitors and to the relevant benchmark over one and three year periods, the level of funds under management and the level of performance fees generated. Schroders also reviews “softer” factors such as leadership, innovation, contribution to other parts of the business and adherence to its corporate values of excellence, integrity, teamwork, passion and innovation.
For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. This vests over a period of three years and ensures that the interests of the employee are aligned with those of the shareholder, and that these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.
Seix Investment Advisors LLC (“Seix”) serves as the Specialist Manager for The Fixed Income Opportunity Portfolio. Seix, established in 2007 as a wholly-owned subsidiary of Trusco Capital Management, Inc. now RidgeWorth Capital Management, Inc., (“RidgeWorth”) began operations as a separate investment adviser registered with the SEC in March 2008. Its predecessor, Seix Investment Advisors, Inc. was founded in 1992 and was independently-owned until 2004 when the firm joined RidgeWorth as the high grade, high yield investment management division. RidgeWorth is a wholly-owned subsidiary of SunTrust Banks, Inc. Michael McEachern, President of Seix and Head of the High Yield Group, is the portfolio manager responsible for the day-to-day investment decisions for The Fixed Income Opportunity Portfolio other than the Portfolio’s securitized asset exposure. Michael Rieger, Managing Director and Senior Portfolio Manager, is responsible for managing securitized asset exposure of The Fixed Income Opportunity Portfolio.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Michael McEachern	5	$1.581 billion	15	$2.953 billion	44	$4.529 billion
Michael Rieger	8	$2.617 billion	14	$1.022 billion	161	$7.975 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Michael McEachern	0	—	7	$2.695 billion	0	—
Michael Rieger	0	—	0	—	2	$0.333 billion
CONFLICTS OF INTEREST. Seix has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Seix believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed. The investment decisions Seix makes for the Portfolio may be different from the investment decisions Seix makes for other clients.
COMPENSATION. Seix Portfolio Managers earn competitive salaries from the Adviser. Portfolio Managers receive bonuses based on the pre-tax performance of their accounts relative to the applicable account benchmark and peer groups over a calendar year. The method for determining these portfolio managers’ compensation for the Funds is the same as for any other account they manage. In addition, Portfolio Managers are provided a benefits package. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors. In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:
401 Excess Plan – This plan provides benefits which would otherwise be provided under the qualified cash or deferred ESOP plan adopted by the Adviser, were it not for the imposition of certain statutory limits on qualified plan benefits. Individuals within specific salary levels are eligible for this plan. Participation in the plan is voluntary. So long as an employee meets the criteria, he or she is approved to participate.
ERISA Excess Retirement Plan – This plan provides for benefits to certain executives that cannot be paid to them under tax qualified pension plans as a result of federal restrictions. Participants who are eligible for this plan are those key executives who have earned retirement benefits in excess of the allowable limits and are designated as Participants by the Compensation Committee.
Voluntary Functional Incentive Plan Deferral – This plan is a provision of a SunTrust Deferred Compensation Plan, which allows participants of selected annual incentive plans to voluntary defer portions of their incentive. Eligibility to participate in this plan is offered to employees of selected incentive plans who earn above a specified level of total compensation in the year prior to their deferral. The Adviser’s annual incentive plans available to investment professionals offer this provision to employees who meet the compensation criteria level.
Stock Option Awards — Stock options are granted annually to certain select individuals in specific compensation grade levels. Participation must be approved by the individual’s senior executive for the business.
Restricted Stock Awards — Restricted stock awards are granted to certain select individuals on a case-by-case basis to address special retention issues. Most salaried employees of SunTrust Banks Inc. are eligible for restricted stock awards. The awards often vest based on the recipient’s continued employment with the Adviser, but these awards may also carry additional vesting requirements, including performance conditions.
The relative mix of compensation represented by investment results, bonus and salary will vary depending on the individual’s results, contributions to the organization, adherence to portfolio compliance and other factors.
Sterling Johnston Capital Management L.P. (“Sterling Johnston”) Sterling Johnston serves as a Specialist Manager for The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio. Scott Sterling Johnston, Chairman of Sterling Johnston has a controlling interest in Sterling Johnston. Mr. Johnston is the portfolio manager responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Sterling Johnston.
OTHER ACCOUNTS MANAGED — TOTAL

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Scott Sterling Johnston	0	—	1	$114 million	35	$1.1 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Scott Sterling Johnston	0	—	0	—	14	$430 million
CONFLICTS OF INTEREST. Sterling Johnston has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Sterling Johnston believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. Sterling Johnston portfolio manager’s compensation is based on a base salary and annual bonus. The annual bonus is tied to individual performance throughout the year. Ownership in Sterling Johnston aligns its portfolio managers’ long term interests with those of its clients.
SSgA Funds Management Inc. (“SSgA FM”) SSgA FM serves s a Specialist Manager for The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio and The Emerging Markets Portfolio. State Street Corporation and SSgA FM’s officers have a controlling interest in SSgA FM. Listed below are the portfolio managers responsible for making day-to-day investment decisions for those portions of each of these Portfolios allocated to SSgA FM.
OTHER ACCOUNTS MANAGED — RUSSELL 1000 GROWTH® INDEX STRATEGY TOTAL*

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Kristen Carcio	66	$42.78 billion	285	$330.60 billion	248	$214.70 billion
John Tucker	66	42.78 billion	285	330.60 billion	248	214.70 billion

*	None of these accounts has an advisory fee based on performance.
OTHER ACCOUNTS MANAGED — RUSSELL 1000 VALUE® INDEX STRATEGY TOTAL*

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Kristen Carcio	66	$43.25 billion	285	$330.60 billion	248	$214.70 billion
John Tucker	66	43.25 billion	285	330.60 billion	248	214.70 billion

*	None of these accounts has an advisory fee based on performance.
OTHER ACCOUNTS MANAGED — EMERGING MARKETS PORTFOLIO

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER*	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Brad Aham	3	$4.21 billion	10	$4.89 billion	10	$2.88 billion
Stephen McCarthy	3	$4.21 billion	10	$4.89 billion	10	$2.88 billion

*	The Emerging Markets assets are managed on a team basis. The table above refers to the assets managed by SSgA, which is comprised of all of the investment management affiliates of State Street Corporation, including SSgA FM.
OTHER ACCOUNTS MANAGED EMERGING MARKETS PORTFOLIO — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER*	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Brad Aham	0	$0 billion	4	$0.89 billion	1	$0.43 billion
Stephen McCarthy	0	$0 billion	4	$0.89 billion	1	$0.43 billion

*	The Emerging Markets assets are managed on a team basis. The table above refers to the assets managed by SSgA, which is comprised of all of the investment management affiliates of State Street Corporation, including SSgA FM.
CONFLICTS OF INTEREST. A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Portfolios. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.
A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Portfolios. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Portfolio maintained its position in that security.
A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.
COMPENSATION. The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.
Sustainable Growth Advisers (“SGA”) serves as a Specialist Manager for The Growth Equity Portfolio and the Institutional Growth Equity Portfolio. The principals and officers of SGA own a controlling interest in SGA. George P. Fraise, Gordon M. Marchand and

Robert L. Rohn, who together co-founded SGA in 2003, will be primarily responsible for day-to-day management of that portion of these Portfolios’ assets allocated to SGA. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED*

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
George P. Fraise	5	$1.11 billion	7	$274.6 million	8	$93.7 million
Gordon M. Marchand	5	$1.11 billion	7	$274.6 million	8	$93.7 million
Robert L. Rohn	5	$1.11 billion	7	$274.6 million	8	$93.7 million

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. SGA has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, SGA believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. SGA’s portfolio manager compensation program consists of a base salary and participation in a company-funded retirement plan. In addition, all of SGA’s portfolio managers are equity owners of SGA, which entitles them to share in the firm’s profits and the long-term growth of the firm.
DIVIDENDS, DISTRIBUTIONS AND TAXES
DIVIDENDS AND DISTRIBUTIONS. As noted in the Prospectuses, each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any. The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization Equity Portfolio and The Fixed Income Opportunity Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The Intermediate Term Municipal Bond, Fixed Income, Fixed Income II and Short-Term Municipal Portfolios will declare and distribute dividends on a monthly basis. The International Equity Portfolio and The Institutional International Equity Portfolio will declare dividends semi-annually. The Emerging Markets Portfolio will declare dividends annually. The Trust expects to distribute any undistributed net investment income and capital gains for the 12-month period ended each October 31, on or about December 31 of each year.
TAX INFORMATION. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.
The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Internal Revenue Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
TAX TREATMENT OF THE PORTFOLIOS. Each Portfolio of the Trust will be treated as a separate corporate entity under the Code, and intends to qualify and continue to qualify as a regulated investment company. For a Portfolio to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, at the end of each quarter of its taxable year: (i) at least 50% of the market value of a Portfolio’s total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition a Portfolio must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Portfolio’s business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Portfolio’s principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Portfolio from a partnership or trust is treated as derived with respect to the Portfolio’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.
A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) and any remaining undistributed such items from prior years. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.
If for any taxable year a Portfolio does not qualify for federal tax treatment as a regulated investment company, all of the Portfolio’s net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable to a Portfolio’s shareholders to the extent of the Portfolio’s current and accumulated earnings and profits.
Although each Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities.
TAX MATTERS RELATING TO THE USE OF CERTAIN HEDGING INSTRUMENTS AND FOREIGN INVESTMENTS. Certain of the Portfolios may write, purchase or sell certain options, futures and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless a Portfolio is eligible to make, and makes, a special election, any such contract that is a “Section 1256 contract” will be “marked-to-market” for Federal income tax purposes at the end of each taxable year, i.e., each contract will be treated for tax purposes as though it had been sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Additionally, Section 1092 of the Code, which applies to certain “straddles,” may affect the tax treatment of income derived by a Portfolio from transactions in option, futures and foreign currency contracts. In particular, under this provision, a Portfolio may, for tax purposes, be required to postpone recognition of losses incurred in certain closing transactions. Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by the Trust.
Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options, futures, and foreign currency contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss.
Under the Code, dividends or gains derived by a Portfolio from any investment in a “passive foreign investment company” or “PFIC” — a foreign corporation 75% or more of the gross income of which consists of interest, dividends, royalties, rents, annuities or other “passive income” or 50% or more of the assets of which produce “passive income” — may subject a Portfolio to U.S. federal income tax even with respect to income distributed by the Portfolio to its shareholders. In order to address the tax consequences described above, those Portfolios authorized to invest in foreign securities will report investments in PFICs, or will elect mark-to-market or flow-through treatment for PFIC investments which will in many cases require the Portfolios to recognize ordinary income each year with respect to those investments.

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in PFICs, are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.
SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING ANY UNITED STATES FEDERAL TAX CONSEQUENCES OF HOLDING SHARES IN THE PORTFOLIOS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AS WELL AS ANY FOREIGN, STATE AND LOCAL, WITHHOLDING OR OTHER TAX CONSEQUENCES THAT MAY ARISE AS A RESULT OF HOLDING SHARES IN A PORTFOLIO.
HISTORY OF THE TRUST AND OTHER INFORMATION
The Trust was organized as a Delaware statutory trust on December 15, 1994, and is registered with the SEC as an open-end diversified, series, management investment company. The Trust currently offers shares of fifteen investment portfolios, each with a different objective and differing investment policies. The Trust may organize additional investment portfolios in the future. The Trust is authorized to issue an unlimited number of shares, each with a par value of $.001. Under the Trust’s Amended and Restated Declaration of Trust, the Board has the power to classify or reclassify any unissued shares from time to time, and to increase the number of authorized shares. Each share of the respective Portfolios represents an equal proportionate interest in that Portfolio. Each share is entitled to one vote for the election of Trustees and any other matter submitted to a shareholder vote. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Shares of the Trust do not have preemptive or conversion rights and, when issued for payment as described in the Prospectuses, shares of the Trust will be fully paid and non-assessable.
The Trust is authorized to issue two classes of shares in each of its Portfolios. Class A shares and Class B shares have identical rights and preferences; the only difference between the two classes is that each has established a separate CUSIP number, which aids those investment managers whose clients purchase shares of the Trust in tracking information relating to their clients’ accounts. As of the date of this Statement of Additional Information, the Trust has not made this feature available to any such investment manager.
As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communications in such matters.
PRINCIPAL SECURITYHOLDERS. The table below shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Trust as of October 8, 2008. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.

		Percent of the Class Total
Fund/Class	No. of Shares	Assets Held by the Shareholder
THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO BANKERS TRUST COMPANY 453 7TH STREET DES MOINES, IA 50309	55,875,512.854	94.78%

THE INSTITUTIONAL VALUE EQUITY PORTFOLIO BANKERS TRUST COMPANY 453 7TH STREET DES MOINES, IA 50309	15,907,258.791	46.14%

		Percent of the Class Total
Fund/Class	No. of Shares	Assets Held by the Shareholder
WENDEL & CO C/O THE BANK OF NEW YORK PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286	13,658,611.451	39.62%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	2,413,209.886	7.00%

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO BANKERS TRUST COMPANY 453 7TH STREET DES MOINES, IA 50309	23,859,036.302	42.80%

WENDEL & CO C/O THE BANK OF NEW YORK PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286	20,969,926.490	37.62%

THE NORTHERN TRUST CO CUSTODIAN ROLLINS FOUNDATION PO BOX 92956 CHICAGO, IL 60675	3,927,687.047	7.05%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	3,168,327.265	5.68%

THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO BANKERS TRUST COMPANY 453 7TH STREET DES MOINES, IA 50309	6,651,251.085	33.61%

WENDEL & CO C/O THE BANK OF NEW YORK PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286	5,059,274.523	25.57%

POST & CO C/O THE BANK OF NEW YORK PO BOX 1066 WALL STREET STATION ATT MUTUAL FUNDS/REORG DEPT NEW YORK, NY 10286	4,438,555.052	22.43%

		Percent of the Class Total
Fund/Class	No. of Shares	Assets Held by the Shareholder
STATE STREET CORPORATION HEALTH ALLIANCE OF GREATER CINCINNATI RETIREMENT PLAN-ERISA 1776 HERITAGE DR NORTH QUINCY, MA 021712199	1,566,493.085	7.92%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	1,320,969.767	6.68%

THE FIXED INCOME II PORTFOLIO BANKERS TRUST COMPANY 453 7TH STREET DES MOINES, IA 50309	19,601,936.641	59.51%

WENDEL & CO C/O THE BANK OF NEW YORK PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286	4,835,354.575	14.68%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	3,418,972.006	10.38%

MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230	1,938,186.602	5.88%

THE FIXED INCOME OPPORTUNITY PORTFOLIO BANKERS TRUST COMPANY 453 7TH STREET DES MOINES, IA 50309	9,281,366.545	35.27%

WENDEL & CO C/O THE BANK OF NEW YORK PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286	7,316,066.868	27.81%

THE NORTHERN TRUST CO CUSTODIAN ROLLINS FOUNDATION PO BOX 92956 CHICAGO, IL 60675	3,922,743.106	14.91%

		Percent of the Class Total
Fund/Class	No. of Shares	Assets Held by the Shareholder
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	1,681,390.599	6.39%

BANK OF AMERICA CUST ATLANTICARE ATTN MFO PO BOX 831575 DALLAS, TX 752831575	1,628,268.443	6.19%

MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230	1,380,570.692	5.25%

THE SHORT-TERM MUNICIPAL BOND PORTFOLIO BANKERS TRUST COMPANY 453 7TH STREET DES MOINES, IA 50309	2,130,509.740	68.09%

SAXON CO PO BOX 7780-1888 PHILA, PA 19182	720,915.336	23.04%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	277,421.753	8.87%

THE VALUE EQUITY PORTFOLIO BANKERS TRUST COMPANY 453 7TH STREET DES MOINES, IA 50309	40,531,779.752	68.65%

WENDEL & CO C/O THE BANK OF NEW YORK PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286	3,064,298.544	5.19%

THE NORTHERN TRUST CO CUSTODIAN ROLLINS FOUNDATION PO BOX 92956 CHICAGO, IL 60675	3,034,132.260	5.14%

		Percent of the Class Total
Fund/Class	No. of Shares	Assets Held by the Shareholder
THE GROWTH EQUITY PORTFOLIO BANKERS TRUST COMPANY 453 7TH STREET DES MOINES, IA 50309	61,349,438.948	60.65%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	10,836,301.671	10.71%

MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230	7,985,789.520	7.89%

WENDEL & CO C/O THE BANK OF NEW YORK PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286	5,678,640.589	5.61%

SAXON CO PO BOX 7780-1888 PHILA, PA 19182	5,106,159.040	5.05%

THE SMALL CAPITALIZATION EQUITY PORTFOLIO BANKERS TRUST COMPANY 453 7TH STREET DES MOINES, IA 50309	18,795,651.974	51.67%

THE NORTHERN TRUST CO CUSTODIAN ROLLINS FOUNDATION PO BOX 92956 CHICAGO, IL 60675	4,737,196.045	13.02%

MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230	3,079,160.801	8.46%

WENDEL & CO C/O THE BANK OF NEW YORK PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286	2,512,462.017	6.91%

		Percent of the Class Total
Fund/Class	No. of Shares	Assets Held by the Shareholder
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	2,143,443.557	5.89%

THE INTERNATIONAL EQUITY PORTFOLIO BANKERS TRUST COMPANY 453 7TH STREET DES MOINES, IA 50309	74,865,454.667	47.53%

WENDEL & CO C/O THE BANK OF NEW YORK PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286	21,330,374.836	13.54%

THE NORTHERN TRUST CO CUSTODIAN ROLLINS FOUNDATION PO BOX 92956 CHICAGO, IL 60675	14,588,835.085	9.26%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	13,286,951.191	8.43%

MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230	8,759,209.367	5.56%

STATE STREET CORPORATION HEALTH ALLIANCE OF GREATER CINCINNATI RETIREMENT PLAN-ERISA 1776 HERITAGE DR NORTH QUINCY, MA 021712199	8,702,020.675	5.52%

THE FIXED INCOME PORTFOLIO BANKERS TRUST COMPANY 453 7TH STREET DES MOINES, IA 50309	20,779,946.931	60.08%

WENDEL & CO C/O THE BANK OF NEW YORK PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286	4,636,632.415	13.41%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	4,010,397.306	11.60%

POTENTIAL CONFLICTS OF INTEREST. The Trust, Hirtle Callaghan and each of the Trust’s Specialist Managers, as well as the Trust’s principal underwriter, have adopted codes of ethics (each, a “17j-1 Code”) under Rule 17j-1 under the Investment Company Act. The 17j-1 Code adopted by each of these entities governs the manner and extent to which certain persons associated with that entity may invest in securities for their own accounts (including securities that may be purchased or held by the Trust). The 17j-1 Codes are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.
PROXY VOTING
The Trust has adopted Proxy Voting Policies and Procedures (the “Policy”) in accordance with Rule 30b1-4 under the Investment Company Act. The Policy is predicated on the notion that decisions with respect to proxy voting are an integral part of the investment management process and that the voting of proxies is an integral part of the services provided to each of those Portfolios of the Trust that invest primarily in equity securities (the “Equity Portfolios” and the “Institutional Equity Portfolios”) by their Specialist Managers. Accordingly, the Policy delegates to the Specialist Managers that serve the Equity Portfolios and the Institutional Equity Portfolios the responsibility for voting proxies received by the respective Portfolios in a manner that is designed to maximize the value of the shareholders’ interest. The following table provides a summary of the proxy voting policies and procedures adopted by each such Specialist Manager. It is qualified by the full policy of each Specialist Manager, each of which is available upon request. Information on how the Portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 1-800-242-9596, and (2) on the SEC’s website at http://www.sec.gov.
Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”)
Aberdeen has adopted written Proxy Voting Policies and Procedures (“Proxy Procedures”), as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, governing conflict of interest resolution, disclosure, reporting and recordkeeping relating to voting of proxies.
Under the Proxy Procedures, Aberdeen votes proxies relating to equity portfolio securities in the best interests of clients, unless the client contract specifies that Aberdeen will not vote. Aberdeen seeks to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of shareholders and others. Thus, Aberdeen may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. While Aberdeen has written guidelines for certain issues on which votes may be cast (e.g., such guidelines permit not voting in certain economically insignificant matters and call for voting for routine matters such as the uncontested appointment of directors), each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the respective advisory agreement, and all relevant facts and circumstances at the time of the vote. Aberdeen may cast proxy votes in favor of management’s proposals or seek to change the views of management, considering specific issues, as they arise, on their merits.
If a material conflict of interest between an Adviser and its respective client(s) is identified, the Adviser may choose among a number of options to eliminate such conflict, including (i) voting as recommended by a third party service if the Adviser utilizes such a service, (ii) deciding to “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients, (iii) if possible, erecting information barriers around the person or persons making voting decisions sufficient to insulate the voting decision from the conflict, (iv) if practical, notifying affected clients of the conflict of interest and seeking a waiver of the conflict, or (v) if agreed upon in writing with the affected clients, forwarding the proxies to the affected clients and allowing them to vote their own proxies.
Artisan Partners Limited Partnership (“Artisan”)
Artisan votes proxies in the manner that, in the judgment of Artisan, is in the economic best interests of the Portfolio. The investment philosophy of Artisan is predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because Artisan generally makes investments in companies in which Artisan has confidence in the management, the firm generally votes proxies in accordance with management’s recommendation, but may vote against management if, in the judgment of Artisan, the proposal would not enhance shareholder value. In some non-U.S. markets, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates. Generally, Artisan does not vote proxies in those jurisdictions in which doing so might impair Artisan’s ability to implement investment decisions. In order to ensure that material conflicts of interest have not influenced Artisan’s voting process, Artisan has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. In such circumstances, members of Artisan’s Proxy Committee generally vote in accordance with the recommendations of a proxy service provider that itself is not conflicted or conducts an independent review of the proposed vote.
BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock has engaged a third-party service provider to assist in the voting of proxies. The guidelines, as adopted by BlackRock, pertaining to the voting of proxies in the best interests of its clients, has been provided to this service provider, who then analyzes all proxy solicitations received for BlackRock clients and makes recommendations as to how the relevant votes should be cast.
Proxies will be based on clients’ best interests and not the product of a conflict. In cases of conflicts, BlackRock typically has ISS – as independent fiduciary – vote the proxies.
BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the proposal.
Breckinridge Capital Advisors, Inc. (“BCA”)
BCA will only be responsible for voting proxies for those municipal bond issues actively managed by BCA. Our policy is to vote client proxies in the interest of maximizing bondholder/shareholder value. To that end, BCA will vote in a way that it believes, consistent with its fiduciary duty, will cause the issue to increase the most or decline the least in value. BCA will consider both the short and long-term implications of the proposal to be voted on when considering the optimal vote.
We have identified no current conflicts of interest between client interests and our own within our proxy voting process. Nevertheless, if Peter B. Coffin determines that he or BCA is facing a material conflict of interest in voting a proxy (e.g., an employee of BCA may personally benefit if the proxy is voted in a certain direction), BCA will convene a Proxy Voting Committee to determine the appropriate vote. Decisions of the Committee must be unanimous. If the Committee cannot reach a unanimous decision, BCA will engage a competent third party, at our expense, who will determine the vote that will maximize shareholder value. As an added protection, the third party’s decision is binding.
We maintain written proxy voting guidelines and records of all proxy actions. Our guidelines are available for review. Our complete voting record is available to our clients. Contact BCA for any questions or to request review of either of these documents.
Capital Guardian Trust Company (“CapGuardian”)
CapGuardian considers proxy voting an important part of its investment management services to clients. The procedures that govern proxy voting activities are reasonably designed to ensure that proxies are voted in a manner that maximizes long-term shareholder value and are in the best interest of CapGuardian’s clients. Proxy issues are evaluated on their merits and are considered in the context of the analyst’s knowledge of a company, its current management, management’s past record and CapGuardian’s general position on the issue.
CapGuardian has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of the analyst and proxy voting committee to make the best decisions in each case, these guidelines are intended only to provide context and are not intended to dictate how issues must be voted. The guidelines are reviewed and updated at least annually by the appropriate proxy voting and investment committees.
Associates in the proxy voting department are responsible for coordinating the voting of proxies and working with outside proxy voting service providers and custodian banks to submit the votes in a timely manner. Standard items, such as the uncontested election of directors, ratification of auditors, adopting reports and accounts and other administrative items, are typically voted with management. All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates.
Occasionally, CapGuardian may vote proxies where a material client is involved with the proxy. When voting these proxies, CapGuardian analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interests of its clients. A Special Review Committee reviews certain proxy decisions that involve such clients for improper influences on the decision-making process and takes appropriate action, if necessary.
Research analysts must disclose personal conflicts they may have in making a proxy voting recommendation. Members of the proxy voting committee must disclose such conflicts and must not vote on the relevant proxy issue.
CAPITAL GUARDIAN TRUST COMPANY — PROXY VOTING POLICY AND PROCEDURES
Policy
Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.
Fiduciary Responsibility and Long-term Shareholder Value
CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.
CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.
As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.
Special Review
From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.
Procedures

Proxy Review Process
Associates in CGTC’s proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.
The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.
All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.
CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.
CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.
Proxy Voting Guidelines
CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.
CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.
•	Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•	Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•	Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures
If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.
Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.
Any other proxy will be referred to the SRC if facts or circumstances warrant further review.
In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.
CGTC’s Proxy Voting Record
Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.
Annual Assessment
CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.
Causeway Capital Management LLC (“Causeway”)
Causeway votes the proxies of companies owned by clients who have granted Causeway voting authority. Causeway votes proxies solely in the best interests of clients in accordance with its Proxy Voting Policies and Procedures. Causeway votes consistent with the following principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution.
Causeway recognizes that a company’s management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management’s positions. Under its guidelines, Causeway generally votes for distributions of income, appointment of auditors, director compensation (unless excessive), management’s slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. Causeway generally votes with management on social issues because it believes management is responsible for handling them. Causeway generally opposes cumulative voting and attempts to classify boards of directors. Causeway votes other matters—including equity -based compensation plans—on a case-by-case basis.
Causeway’s interests may conflict with clients on certain proxy votes where Causeway might have a significant business or personal relationship with the company or its officers. Causeway’s chief operating officer in consultation with the general counsel shall determine if a vote involves a material conflict of interest. If so, Causeway may obtain instructions or consent from the client on voting or will vote in accordance with a “for” or “against” or “with management” guideline if one applies. If no such guideline applies, Causeway will follow the recommendation of an independent third party such as Institutional Shareholder Services.

Non-U.S. proxies may involve a number of problems that restrict or prevent Causeway’s ability to vote. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only. In addition, Causeway will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.
Franklin Portfolio Associates LLC (“FPA”)
FPA, through its participation on The Bank of New York/Mellon Corporation’s Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, FPA seeks to act solely in the best financial and economic interest of the applicable client. FPA will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. FPA generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. FPA will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, FPA will attempt to ensure that management reasonably responds to the social issues.
All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, FPA weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.
FPA recognizes its duty to vote proxies in the best interests of its clients. FPA seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, FPA and its affiliates engage a third party as an independent fiduciary to vote all proxies for The Bank of New York/Mellon Corporation securities and affiliated mutual fund securities.
Frontier Capital Management Company LLC (“Frontier”)
Frontier seeks to vote proxies to maximize the long-term value of its clients’ assets and to cast votes that it believes to be fair and in the best interest of the affected client(s).
Frontier has contracted with Glass Lewis & Co. (“Glass Lewis”) and ADP Financial Services, Inc. (“ADP”) to provide assistance in voting proxies for its clients. Glass Lewis provides Frontier with vote recommendations according to pre-determined proxy voting guidelines.
Under normal circumstances, Frontier is not expected to exercise its voting discretion or to override Glass Lewis’s vote recommendations. This removes any conflicts of interest Frontier may have that may affect how it votes on an issuer’s proxy, such as when Frontier votes a proxy solicited by an issuer who is a client of Frontier’s or with whom Frontier has another business or personal relationship.
In instances in which Frontier wishes to override Glass Lewis’s vote recommendations, Frontier’s Proxy Voting Committee will determine whether a material conflict of interest exists. If such a conflict does exist, then the Proxy Voting Committee may elect to vote the proxy in accordance with Glass Lewis’s recommendations or it will not take into consideration the conflicting relationship and will vote in the clients’ best interest. If the Committee determines that a material conflict does not exist, then Frontier will vote the proxy in its discretion.
Geewax & Partners LLC (“Geewax”)
Geewax votes all proxies in its client’s best interests; an outline of voting guidelines is available to clients upon request. Geewax generally votes with management, except in cases in which such a vote would be contrary to the enhancement of shareholder value. Specific guidelines include voting: (i) against all proposals that indicate they could be anti-takeover; (ii) for shareholder proposals that, in Geewax’s judgment, may enhance the accountability of management to shareholders; and (iii) in the case of proposed mergers and acquisitions, on a case-by-case basis.
Institutional Capital LLC (“ICAP”)
ICAP’s proxy voting policies generally provide that the firm’s proxy committee will oversee the operation of the proxy voting policies and that the analyst who follows the company will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts. ICAP has adopted proxy voting guidelines that may be employed when considering how to vote proxies. Proxy solicitations that might involve a conflict of interest between ICAP and client interests will be handled by the proxy committee in one of the following ways:
1. Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on ICAP’s part;
2. Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or
3. Disclose the conflict to the client and obtain the client’s direction to vote the proxies.
IronBridge Capital Management LP (“IronBridge”)
IronBridge has engaged a third-party vendor, Risk Metrics Group (“RMG”), to vote proxy statements and maintain all proxy records with respect to its clients. Proxy ballots will be voted in accordance with RMG voting guidelines. Due to the fact that RMG is an independent, qualified third party, IronBridge believes that votes effected by RMG are not, and cannot be, a product of a conflict of interest.
JSAM votes proxies in the best interests of clients. JSAM has developed proxy voting guidelines that address issues related to sound corporate governance. The exclusive purpose of each voting decision is to maximize the economic value of the client’s investment. JSAM may vote against management on specific issues which are deemed to impair shareholder rights or value. Specific guidelines cover board of director issues, capitalization issues, shareholder rights and proxy voting, executive compensation, routine corporate issues, social responsibility issues and conflicts of interest. Other issues are considered in light of relevant facts and circumstances. The Adviser may form special committees, from time to time, to address unusual proxy voting issues or conflicts.
Jennison Associates LLC (“Jennison”)
Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of Jennison’s proxy voting policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.
In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.
Any proxy vote that may represent a potential material conflict of interest is reviewed by Jennison’s Compliance Department.
JS Asset Management LLC (“JSAM”)
JSAM votes proxies in the best interests of clients. JSAM has developed proxy voting guidelines that address issues related to sound corporate governance. The exclusive purpose of each voting decision is to maximize the economic value of the client’s investment. JSAM may vote against management on specific issues which are deemed to impair shareholder rights or value. Specific guidelines cover board of director issues, capitalization issues, shareholder rights and proxy voting, executive compensation, routine corporate issues, social responsibility issues and conflicts of interest. Other issues are considered in light of relevant facts and circumstances. The Adviser may form special committees, from time to time, to address unusual proxy voting issues or conflicts.
Schroder Investment Management North America Inc. (“Schroders”)
Proxies voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account. The firm’s Proxy Committee consists of investment professionals and other officers, and is responsible for ensuring compliance with its proxy voting policy.
When making proxy-voting decisions, the firm generally adheres to Schroders’ Global Corporate Governance Policy (the “Policy”). The Policy, which has been developed by Schroders’ Global Corporate Governance Team and approved by the Proxy Committee, sets forth the firm’s positions on recurring issues and criteria for addressing non-recurring issues. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.
The firm utilizes the services of research providers and considers their recommendations for voting on particular proxy proposals. However, the firm bears ultimate responsibility for proxy voting decisions.
From time to time, proxy voting proposals may raise conflicts between the firm’s interests and those of its clients. In case of such an event:
A. if a proposal is addressed by the Policy, the firm will vote in accordance with the Policy;
B. if the firm believes it is in the best interests of clients to depart from the Policy, the firm will be subject to the requirements of C or D below, as applicable;
C. if the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, the firm may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against the firm’s own interest in the matter (i.e., against the perceived or actual conflict).
D. if the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and the firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the firm must take one of the following actions in voting such proxy: (a) vote in accordance with a third party’s recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by the firm; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer.
Seix Investment Advisors LLC (“Seix”)
Seix has a Proxy Committee (the “Committee”) that is responsible for establishing policies and procedures designed to ensure that the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary Client accounts. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all Client accounts and product lines.
After a review of established service providers including size, experience and technical capabilities, RidgeWorth Capital Management, Inc. (“RidgeWorth”) contracted with Glass Lewis & Co. (“Glass Lewis”) on behalf of itself and various wholly-owned subsidiaries, including Seix, as its agent to provide certain administrative, clerical, functional recordkeeping and support services related to the firm’s proxy voting processes/procedures, which include, but are not limited to:
1.	The collection and coordination of proxy material from each custodian for each of Seix’s Clients;

2.	The facilitation of the mechanical act of proxy voting, reconciliation, and disclosure for each of Seix’s Clients, in accordance with Seix’s proxy policies and the Committee’s direction; and

3.	Required record keeping and voting record retention of all proxy voting on behalf of Seix’s Clients.
As reflected in Seix’s proxy policies, the Committee will affirmatively vote proxies for proposals that it interprets are deemed to be in the best economic interest of its Clients as shareholders and beneficiaries to those actions.

The Committee will retain the ability to consider Client specific preferences and/or develop and apply criteria unique to Seix’s Client base and product lines, where appropriate. As needed, this information will be communicated to Glass Lewis as Seix’s agent to ensure that the relative shares proxies will be voted accordingly. RidgeWorth has reviewed Glass Lewis’ capabilities as agent for the administrative services above and is confident in its abilities to effectively provide these services. RidgeWorth and Seix will monitor such capabilities on an ongoing basis.
In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Seix discretionary investment management Clients.
As indicated above, the Committee utilizes the services of Glass Lewis, an independent third party agent, to assist with facilitating the administrative, clerical, functional, and recordkeeping proxy duties and to assist in managing certain aspects of our proxy obligations. Accordingly, Seix maintains its own proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to “Taft Hartley” plans and relationships. Employee Retirement Income Security Act of 1974 (“ERISA”) accounts will be voted in accordance with the U.S. domestic proxy policy as ERISA specific guidelines and requirements are incorporated into this policy.
Seix provides and maintains the following standard proxy voting policies:
•	Seix U.S. Domestic Proxy Policy (applied to both ERISA and Non-ERISA related accounts)

•	Seix Taft Hartley Proxy Policy

•	Seix Global/International Proxy Policy
These policies are available as described below. Both brief and extended summaries are available for the Seix Taft Hartley Proxy Policy and Seix Global/International Proxy Policy.
The Committee’s process includes a review and evaluation of relevant information related to the issuer’s proxy, applying the firm’s proxy voting policy in a prudent and appropriate manner and ensuring votes are cast in the best interest of our Clients.
Under the Seix Global/International Proxy Policy, the Committee generally votes in a manner similar to that recommended by Glass Lewis for an account’s international holdings including, to the extent permitted by law, ERISA accounts international holdings. In this regard RidgeWorth and Seix have reviewed, and will monitor, Glass Lewis’ capabilities and conflict policies with respect to international securities proxy vote recommendations.
Please contact the Chief Compliance Officer at Seix Investment Advisors LLC, 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458; or via telephone at (201) 391-0300 for further information, questions and/or concerns regarding Seix’s Proxy Policy; or to receive a complete copy of the Policy.
Conflicts of Interest
Due to its diversified Client base, numerous product lines and affiliation with SunTrust, and its subsidiaries, the Proxy Committee may determine a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.
Examples of material conflicts of interest that may arise could include those where the shares to be voted involve:
1.	Common stock of SunTrust Banks, Inc. (“SunTrust”), The Coca-Cola Company, Inc., and/or other public corporate issuers with which either Seix or SunTrust or its affiliates, may have a similar on-going non-investment management associated relationship;

2.	An issuer with a director, officer or employee who presently serves as an independent director on the board of SunTrust or any of its affiliates;

3.	An issuer having substantial and numerous banking, investment or other financial relationships with Seix, SunTrust or its affiliates;

4.	A director or senior officer of Seix or SunTrust serving on the board of a publicly held company; or

5.	A direct common stock ownership position of five percent (5%) or greater held individually by Seix or in conjunction with SunTrust and/or its affiliates
Although Seix utilizes a pre-determined proxy voting policy, occasions may arise in which a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:
1.	Retain an independent fiduciary to vote the shares; and/or

2.	Send the proxy material to the Client (in the case of Mutual Funds, the Mutual Funds’ shareholders) so it may vote the proxies.
Although Seix does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.
SSgA Funds Management, Inc. (“SSgA FM”)
SSgA FM seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which SSgA FM believes will maximize the monetary value of each portfolio’s holdings. SSgA FM takes the view that this will benefit its direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders). Oversight of the proxy voting process is the responsibility of the State Street Global Advisors Investment Committee (“SSgA-IC”), which retains the final authority and responsibility for voting.
In order to facilitate our proxy voting process, SSgA FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields.  ISS assists in the proxy voting process, including acting as our voting agent, advising us as to current and emerging governance issues that we may wish to address, interpreting SSgA FM’s voting guidelines and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. All proxies received on behalf of SSgA FM clients are forwarded to the proxy voting firm. If the request falls within one of SSgA FM’s established guidelines, and there are no special circumstances relating to that company or proxy which come to SSgA FM’s attention, the proxy is voted according to the guidelines.
In instances of special circumstances or issues not directly addressed by the policies, the Chairman of the SSgA-IC is consulted for a determination of whether there is a material conflict of interest between the interests of the client and those of SSgA FM. If it is determined that there is a material conflict, special procedures are followed. If there is no material conflict, SSgA FM examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of its clients and a voting decision will be made based on maximizing the monetary value of each portfolios’ holdings.
Sterling Johnston Capital Management Inc. (“Sterling Johnston”)
Sterling Johnston has adopted written policies and procedures regarding the voting of client proxies. These proxy voting guidelines are designed to ensure that proxies are voted in a manner that in the best interest of Sterling Johnston’s clients. Sterling Johnston generally votes proxies according to its established proxy voting guidelines and has a designated Proxy Officer to monitor the proxy voting process. If a material conflict of interest arises between Sterling Johnston and its clients, Sterling Johnston will generally follow the proxy voting guidelines. Sterling Johnston has retained an outside consultant to provide research and analysis of proxy issues and act as voting agent. There are circumstances under which Sterling Johnston may elect not to vote a proxy, as for example, when the position is held for short-term trading purposes or when the cost of voting may exceed the value of any anticipated benefits of the proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
PricewaterhouseCoopers LLP serves as the Trust’s independent registered public accounting firm. The Trust’s financial statements as of June 30, 2008 have been audited by PricewaterhouseCoopers LLP whose address is 41 South High Street, Suite 2500, Columbus, OH, 43215. Such financial statements and accompanying report are set forth in the Trust’s Annual Report to Shareholders, which accompanies this Statement of Additional Information and is incorporated herein by reference.

RATINGS APPENDIX
RATINGS FOR CORPORATE DEBT SECURITIES

Moody’s Investors Service, Inc.	Standard & Poor’s Corporation

AAA	AAA

Judged to be of the best quality; smallest degree of investment risk.	This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA	AA

Judged to be of high quality by all standards; together with Aaa group, comprise what are generally known as “high grade bonds.”	Also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A	A

Possess many favorable investment attributes and are to be considered as obligations.	Strong capacity to pay principal and interest, although securities in this category are somewhat upper medium grade more susceptible to the adverse effects of changes in circumstances and economic conditions.

BAA	BBB

Medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for present but certain protective elements may be lacking or unreliable over time. Lacking in outstanding investment characteristics and have speculative characteristics as well.
Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BA	BB

Judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may every moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.
Bonds rated BB are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B	CI

Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.	Reserved for income bonds on which no interest is being paid.

CAA	D

Of poor standing, such issues may be in default or there may be present elements of danger with respect to principal or interest.	In payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

CA

Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

The lowest rated class; can be regarded as having extremely poor prospects of ever attaining any real investment standing.
RATINGS FOR MUNICIPAL SECURITIES
The following summarizes the two highest ratings used by Standard & Poor’s Corporation for short term notes:
     SP-1 — Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.
     SP-2 — Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.
The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for short term notes:
     MIG-1/VIG-1 — Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
     MIG-1/VIG-2 — Obligations bearing these designations are of the high quality, with margins of protection ample although not so large as in the preceding group.
The following summarizes the two highest ratings used by Standard & Poor’s Corporation for commercial paper:
     Commercial Paper rated A-1 by Standard & Poor’s Corporation indicated that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.
The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for commercial paper:
     The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Item 23. Exhibits
(a)	(1)	Certificate of Trust filed on December 15, 1994 with the Secretary of State of Delaware. (Incorporated herein by reference to Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on January 2, 1998.)

(a)	(2)	Amended and Restated Declaration and Agreement of Trust (as amended November 9, 1995.) (Incorporated herein by reference to Post-Effective Amendment No. 4 filed with the Securities and Exchange Commission on December 16, 1996.)
(b)	Amended Bylaws of the Trust (as amended November 9, 1995, July 15, 1999 and April 14, 2000) (Incorporated herein by reference to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on June 23, 2000.)

(c)	[instruments defining right of security holders] (All relevant provisions included in Exhibit (a), as referenced above.)

(d)	Investment Advisory Agreements
(1)	(a)	Advisory Agreement, dated January 5, 2007, between the Trust and Hirtle, Callaghan & Co., LLC (formerly, Hirtle, Callaghan & Co, Inc.). (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

	(b)	Amendment , dated March 11, 2008, to Advisory Agreement dated January 5, 2007 between the Trust and Hirtle, Callaghan & Co., LLC (formerly, Hirtle, Callaghan & Co, Inc.) filed herewith.

	(c)	Amendment, dated August 1, 2008, to the Advisory Agreement dated January 5, 2007 between the Trust and Hirtle, Callaghan & Co., LLC (formerly, Hirtle, Callaghan & Co, Inc.) (Incorporated herein by reference to Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on August 11, 2008.)

	(d)	Advisory Agreement dated June 30, 2008 between the Trust and Hirtle, Callaghan & Co., LLC (formerly, Hirtle, Callaghan & Co, Inc.) related to The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio (Incorporated herein by reference to Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on August 11, 2008.)

	(e)	Amendment, dated August 1, 2008, to the Advisory Agreement dated June 30, 2008 between the Trust and Hirtle, Callaghan & Co., LLC (formerly, Hirtle, Callaghan & Co, Inc.) (Incorporated herein by reference to Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on August 11, 2008.)

(f)	Schedule A dated August 8, 2008 to the Advisory Agreement dated June 30, 2008 between the Trust and Hirtle, Callaghan & Co., LLC (formerly, Hirtle, Callaghan & Co, Inc.) (Incorporated herein by reference to Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on August 11, 2008.)
(2)	Portfolio Management Agreement, dated September 15, 2006, between the Trust and Institutional Capital LLC related to The Value Equity Portfolio. (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)
(3)	(a)	Portfolio Management Contract, dated July 27, 2001, between the Trust and SSgA Funds Management, Inc. related to The Value Equity Portfolio is filed herewith.

	(b)	Amendment, dated October 3, 2003, to the Portfolio Management Contract between the Trust and SSgA Funds Management, Inc. related to The Value Equity Portfolio, dated July 27, 2001. (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

(4)	(a)	Portfolio Management Contract, dated July 27, 2001,between the Trust and SSgA Funds Management, Inc. related to The Growth Equity Portfolio is filed herewith.

	(b)	Amendment, dated October 3, 2003,to the Portfolio Management Contract between the Trust and SSgA Funds Management, Inc. related to The Growth Equity Portfolio, dated July 27, 2001,. (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

(5)	(a)	Portfolio Management Contract, dated July 27, 1995 between the Trust and Jennison Associates LLC related to The Growth Equity Portfolio is filed herewith.

	(b)	Form of Amendment, dated September 1, 2003, to Portfolio Management Contract between the Trust and Jennison Associates LLC related to The Growth Equity Portfolio, dated July 27, 1995. (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

	(c)	Amendment, dated November 1, 2004, to Portfolio Management Contract between the Trust and Jennison Associates LLC related to The Growth Equity Portfolio, dated July 27, 1995. (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

(6)	(a)	Portfolio Management Contract, dated December 16, 1999, between the Trust and Frontier Capital Management LLC. related to The Small Capitalization Equity Portfolio. (Incorporated herein by reference to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on June 23, 2000.)

	(b)	Amendment, dated September 1, 2003, to the Portfolio Management Contract between the Trust and Frontier Capital Management LLC. related to The Small Capitalization Equity Portfolio, dated December 16, 1999. (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

(7)		Portfolio Management Agreement, dated August 20, 2008, between the Trust and Geewax & Partners, LLC related to The Small Capitalization Equity Portfolio is filed herewith.

(8)		Portfolio Management Contract, dated July 1, 2008, between the Trust and Sterling Johnston Capital Management, Inc. related to The Small Capitalization Equity Portfolio (Incorporated by reference to Post-Effective Amendment No. 38 filed with the Securities and Exchange Commission on June 27, 2008.)

(9)		Portfolio Management Contract, dated July 1, 2008, between the Trust and Capital Guardian Trust Company related to The International Equity Portfolio (Incorporated by reference to Post-Effective Amendment No. 38 filed with the Securities and Exchange Commission on June 27, 2008.)

(10)		Portfolio Management Contract, dated July 1, 2008, between the Trust and Artisan Partners Limited Partnership related to The International Equity Portfolio (Incorporated by reference to Post-Effective Amendment No. 38 filed with the Securities and Exchange Commission on June 27, 2008.)

(11)		Portfolio Management Contract, dated November 30, 2005, between the Trust and Aberdeen Asset Management, Inc. (formerly Deutsche Asset Management, Inc. and Morgan Grenfell Capital Management Inc.) related to The Fixed Income Portfolio. (Incorporated by reference to Post-Effective Amendment No. 29 filed with the Securities and Exchange Commission on September 1, 2006.)

(12)		Portfolio Management Agreement, dated November 28, 2006. between BlackRock Financial Management, Inc. and the Trust related to The Fixed Income II Portfolio. (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

(13)		Portfolio Management Contract, dated April 30, 2007, between the Trust and Seix Investment Advisors LLC (formerly, Seix Advisors) related to The Fixed Income Opportunity Portfolio (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

(14)	(a)	Portfolio Management Contract, dated February 2, 2004, between the Trust and Schroder Investment Management North America Inc. related to The Intermediate Term Municipal Bond Portfolio. (Incorporated herein by reference to Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on February 27, 2006.)

	(b)	Amendment, dated January 1, 2005, to Portfolio Management Contract between the Trust and Schroder Investment Management North America Inc. related to The Intermediate Term Municipal Bond Portfolio, dated February 2, 2004.

(Incorporated herein by reference to Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on February 27, 2006.)
(15)	Portfolio Management Contract, dated July 1, 2008, between the Trust and Franklin Portfolio Associates LLC related to The Small Capitalization Equity Portfolio (Incorporated by reference to Post-Effective Amendment No. 38 filed with the Securities and Exchange Commission on June 27, 2008.)

(16)	Portfolio Management Contract, dated July 1, 2008, between the Trust and IronBridge Capital Management LLC related to The Small Capitalization Equity Portfolio (Incorporated by reference to Post-Effective Amendment No. 38 filed with the Securities and Exchange Commission on June 27, 2008.)

(17)	Portfolio Management Contract, dated February 28. 2006, between the Trust and Breckinridge Capital Advisors, Inc. related to The Short-Term Municipal Bond Portfolio. (Incorporated by reference to Post-Effective Amendment No. 29 filed with the Securities and Exchange Commission on September 1, 2006.)

(18)	Portfolio Management Contract, dated March 1, 2006, between the Trust and JS Asset Management, LLC related to The Value Equity Portfolio. (Incorporated by reference to Post-Effective Amendment No. 29 filed with the Securities and Exchange Commission on September 1, 2006.)

(19)	Portfolio Management Contract, dated May 22, 2006, between the Trust and Sustainable Growth Advisers, L.P. related to The Growth Equity Portfolio (Incorporated by reference to Post-Effective Amendment No. 29 filed with the Securities and Exchange Commission on September 1, 2006).

(20)	Portfolio Management Contract, dated May 22, 2006, between Causeway Capital Management, LLC related to The International Equity Portfolio (Incorporated by reference to Post-Effective Amendment No. 29 filed with the Securities and Exchange Commission on September 1, 2006).

(21)	Portfolio Management Agreement, dated June 30, 2008, between the Trust and Institutional Capital LLC related to The Institutional Value Equity Portfolio (Incorporated by reference to Post-Effective Amendment No. 40 filed with the Securities and Exchange Commission on September 4, 2008.)

(22)	Portfolio Management Contract, dated June 30, 2008, between the Trust and SSgA Funds Management, Inc. related to The Institutional Value Equity (Incorporated by reference to Post-Effective Amendment No. 40 filed with the Securities and Exchange Commission on September 4, 2008.)

(23)	Portfolio Management Contract, dated June 30, 2008, between the Trust and SSgA Funds Management, Inc. related to The Institutional Growth Equity Portfolio (Incorporated by reference to Post-Effective Amendment No. 40 filed with the Securities and Exchange Commission on September 4, 2008.)

(24)	Portfolio Management Contract, dated June 30, 2008, between the Trust and Jennison Associates LLC related to The Institutional Growth Equity Portfolio. (Incorporated by

reference to Post-Effective Amendment No. 40 filed with the Securities and Exchange Commission on September 4, 2008.)

(25)	Portfolio Management Contract, dated June 30, 2008, between the Trust and JS Asset Management, LLC related to The Institutional Value Equity Portfolio. (Incorporated by reference to Post-Effective Amendment No. 40 filed with the Securities and Exchange Commission on September 4, 2008.)

(26)	Portfolio Management Contract, dated June 30, 2008, between the Trust and Sustainable Growth Advisers, L.P. related to The Institutional Growth Equity Portfolio (Incorporated by reference to Post-Effective Amendment No. 40 filed with the Securities and Exchange Commission on September 4, 2008.)

(27)	Portfolio Management Contract, dated June 30, 2008, between the Trust and Frontier Capital Management Company, LLC related to The Institutional Small Capitalization Equity Portfolio is filed herewith.

(28)	Portfolio Management Contract, dated June 30, 2008, between the Trust and Geewax & Partners, LLC related to The Institutional Small Capitalization Equity Portfolio (Incorporated by reference to Post-Effective Amendment No. 40 filed with the Securities and Exchange Commission on September 4, 2008.)

(29)	Portfolio Management Contract, dated June 30, 2008, between the Trust and Sterling Johnston Capital Management, L.P. related to The Institutional Small Capitalization Equity Portfolio. (Incorporated by reference to Post-Effective Amendment No. 40 filed with the Securities and Exchange Commission on September 4, 2008.)

(30)	Portfolio Management Contract, dated June 30, 2008, between the Trust and Franklin Portfolio Associates LLC related to The Institutional Small Capitalization Equity Portfolio is filed herewith.

(31)	Portfolio Management Contract, dated June 30, 2008, between the Trust and IronBridge Capital Management LP related to The Institutional Small Capitalization Equity Portfolio is filed herewith.

(32)	Portfolio Management Contract, dated June 30, 2008, between the Trust and Capital Guardian Trust Company related to The Institutional International Equity Portfolio is filed herewith.

(33)	Portfolio Management Contract, dated June 30, 2008, between the Trust and Artisan Partners Limited Partnership related to The Institutional International Equity Portfolio is filed herewith.

(34)	Portfolio Management Contract, dated June 30, 2008, between the Trust and Causeway Capital Management LLC related to The Institutional International Equity Portfolio is filed herewith.

(35)	Form of Portfolio Management Contract between the Trust and SSgA Funds Management, Inc. related to The Emerging Markets Portfolio. (Incorporated by reference to Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission on June 20, 2008).

(36)	Form of Portfolio Management Agreement between the Trust and Wellington Management Company, LLP related to The Real Estate Securities Portfolio. (Incorporated herein by reference to Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on August 11, 2008.)
(e)	(1a)	Distribution Agreement, dated August 1, 2007, between Foreside Fund Services LLC and the Trust. (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

	(1b)	Revised Schedule A, dated October 1, 2008, to the Distribution Agreement Foreside Fund Services LLC and the Trust is filed herewith.

(f)	[bonus, pension and profit-sharing plans] Not Applicable.

(g)	(1)(a)	Custodian Agreement, dated February, 2006 between State Street Bank and Trust Company and the Trust. (Incorporated herein by reference to Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on October 31, 2006.)
(1)(b)	Foreign Custody Manager Delegation Agreement , dated July 2, 2001, between Bankers Trust Company and the Trust (Incorporated herein by reference to Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on August 31, 2001.)

(1)(c)	Revised Schedule D to the Custodian Agreement between State Street Bank and Trust Company and the Trust is filed herewith.
(h)	Other Material Contracts
(1)(a)	Administration Agreement, dated as of January 1, 2003 between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) and the Trust (Incorporated herein by reference to Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on October 28, 2003.)

(1)(b)	Amendment dated January 1, 2005 to Administration Agreement between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) and the Trust, dated January 1, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 26 filed with the Securities and Exchange Commission on November 1, 2005.)

(1)(c)	Amendment dated December 14, 2005 to Administration Agreement between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) and the Trust, dated January 1, 2003. (Incorporated herein by reference to Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on October 31, 2006.)

(1)(d)	Amendment dated January 16, 2007 to Administration Agreement between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) and the Trust, dated January 1, 2003. (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

(2)(a)	Fund Accounting Agreement, dated as of January 1, 2003, between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) and the Trust, (Incorporated

herein by reference to Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on October 28, 2003.)

(2)(b)	Amendment dated January 1, 2005 to Fund Accounting Agreement between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) and the Trust, dated January 1, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 26 filed with the Securities and Exchange Commission on November 1, 2005.)

(2)(c)	Amendment dated December 14, 2005 to Fund Accounting Agreement between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) and the Trust, dated January 1, 2003. (Incorporated herein by reference to Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on October 31, 2006.)

(2)(d)	Amendment dated January 16, 2007 to Fund Accounting Agreement between B Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) and the Trust, dated January 1, 2003. (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

(2)(e)	Revised Schedule A to the Fund Accounting Agreement between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) and the Trust is filed herewith.

(3)(a)	Transfer Agency Agreement, dated as of January 1, 2003, between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) and the Trust. (Incorporated herein by reference to Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on October 28, 2003.)

(3)(b)	Amendment dated January 1, 2005 to Transfer Agent Agreement between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) and the Trust, dated January 1, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 26 filed with the Securities and Exchange Commission on November 1, 2005.)

(3)(c)	Amendment dated December 14, 2005 to Transfer Agent Agreement between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) and the Trust, dated January 1, 2003. (Incorporated herein by reference to Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on October 31, 2006.)

(3)(d)	Amendment dated January 16, 2007 to Transfer Agency Agreement between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) and the Trust, dated January 1, 2003. (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

(3)(e)	Revised Schedule A to the Transfer Agency Agreement between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc. ) and the Trust is filed herewith.

(4)	Reserved

(5)(a)	Form of Compliance Services Agreement, dated September 14, 2004, between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc. ) and The Hirtle Callaghan Trust (Incorporated herein by reference to Post-Effective Amendment No. 26 filed with the Securities and Exchange Commission on November 1, 2005.)

(5)(b)	Amendment, dated December 27, 2005, to the Compliance Services Agreement between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) and the Trust, dated September 14, 2004 (Incorporated herein by reference to Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on October 31, 2006.)

(5)(c)	Amendment, dated July 1, 2007, to the Compliance Services Agreement between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) and the Trust, dated January 1, 2003. (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

(6)(a)	Compliance Services Agreement between Foreside Compliance Services LLC and the Trust, dated July 1, 2007. (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

(6)(b)	Amendment dated June 30, 2008 to the Compliance Services Agreement between Foreside Compliance Services LLC and the Trust, dated July 1, 2007 is filed herewith.

(6)(c)	Revised Appendix A to the Compliance Services Agreement, dated July 1, 2007, between Foreside Compliance Services LLC and the Trust is filed herewith.
(i)	Opinion of Counsel (Incorporated herein by reference to Post-Effective Amendment No. 9, filed with the Securities and Exchange Commission on April 13, 1998.)

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	[Omitted Financial Statements] Not Applicable.

(l)	[Agreements regarding initial capital] Not Applicable.

(m)	[Rule 12b-1 plan] Not Applicable.

(n)	[Plan pursuant to Rule 18f-3] Not Applicable.

(o)	Reserved.
(p)	(1)	Revised Code of Ethics, dated June 10, 2008, adopted by Registrant (Incorporated by reference to Post-Effective Amendment No. 40 filed with the Securities and Exchange Commission on September 4, 2008)

	(2)	Revised Code of Ethics, dated January 27, 2005, adopted by Hirtle Callaghan & Co., Inc. (Incorporated by reference to Post-Effective Amendment No. 29 filed with the Securities and Exchange Commission on September 1, 2006.)

	(3)	Revised Code of Ethics, dated May, 2007, adopted by SSgA Funds Management, Inc. (Incorporated by reference to Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on October 29, 2007.)

(4)	Revised Code of Ethics, dated December, 2007, adopted by Capital Guardian Trust Company is filed herewith.

(5)	Revised Code of Ethics, dated May 1, 2008, adopted by Artisan Partners Limited Partnership is filed herewith.

(6)	Revised Code of Ethics, dated January 1, 2008, adopted by Aberdeen Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on April 7, 2008).

(7)	Revised Code of Ethics, dated May, 2005, adopted by Frontier Capital Management Company LLC (Incorporated herein by reference to Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on February 26, 2006.)

(8)	Revised Code of Ethics, dated February, 2005, adopted by Geewax Terker & Company (Incorporated herein by reference to Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on February 26, 2006.)

(9)	Code of Ethics, dated November 1, 2006, adopted by Institutional Capital LLC. (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

(10)	Revised Code of Ethics, dated November 20, 2007, adopted by Jennison Associates LLC (Incorporated by reference to Post-Effective Amendment No. 40 filed with the Securities and Exchange Commission on September 4, 2008)

(11)	Revised Code of Ethics, dated February 1, 2005, adopted by BlackRock Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on February 27, 2006.)

(12)	Revised Code of Ethics, dated August, 2007 adopted by Sterling Johnston Capital Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 33 filed with the Securities and Exchange Commission on February 6, 2008.)

(13)	Code of Ethics, dated October, 2006, adopted by Seix Advisors (Incorporated herein by reference to Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on August 30, 2007.)

(14)	Revised Code of Ethics, dated November 14, 2007, adopted by Schroder Investment Management North America Inc. (Incorporated herein by reference to Post-Effective Amendment No. 33 filed with the Securities and Exchange Commission on February 6, 2008.)

(15)	Revised Code of Ethics, dated November, 2007, adopted by Franklin Portfolio Associates LLC. (Incorporated herein by reference to Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on April 7, 2008).

(16)	Revised Code of Ethics, dated January 28, 2005, adopted by IronBridge Capital Management LLC (Incorporated herein by reference to Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on February 27, 2006.)

(17)	Code of Ethics, dated September, 2007, adopted by Breckinridge Capital Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on February 27, 2006.)

(18)	Code of Ethics adopted by JS Asset Management, LLC (Incorporated herein by reference to Post-Effective Amendment No. 33 filed with the Securities and Exchange Commission on February 6, 2008.)

(19)	Revised Code of Ethics, dated January, 2008, adopted by Sustainable Growth Advisers, L.P. (Incorporated by reference to Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission on June 20, 2008)

(20)	Revised Code of Ethics, dated January 24, 2006, adopted by Causeway Capital Management LLC (Incorporated by reference to Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission on June 20, 2008)

(21)	Code of Ethics, dated January, 2007, for Wellington Management Company LLP is filed herewith.
Item 24.      Persons Controlled by or Under Common Control with the Fund
                   None.
Item 25.      Indemnification
Reference is made to Article VII of the Trust’s Amended and Restated and Declaration of Trust and to Article VI of the Trust’s By-Laws, which are incorporated herein by reference. Pursuant to Rule 484 under the Securities Act of 1933 (the “Act”), as amended, the Trust furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Act may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 26.     Business and Other Connections of the Investment Adviser
Information relating to the business and other connections of each of the Specialist Managers listed below and each director, officer or partner of such managers, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, are hereby incorporated by reference from each such Specialist Manager’s Schedules A and D of Form ADV, as filed with the Securities and Exchange Commission, as follows:

Investment Manager	SEC File No. 801-
Artisan Partners Limited Partnership	48435

Frontier Capital Management Co.	15724

Jennison Associates LLC	5608

Institutional Capital LLC	40779

Geewax Terker & Co.	16965

Aberdeen Asset Management, Inc. (formerly Deutsche Asset Management, Inc. and Morgan Grenfell Asset Management)	49966

BlackRock Financial Management, Inc.	48433

SSgA Funds Management, Inc.	60103

Sterling Johnston Capital Management, LLC	24483

Capital Guardian Trust Company	60145

Seix Advisors	68743

Schroder Investment Management North America Inc.	15834

Franklin Portfolio Associates LLC	54328

IronBridge Capital Management LLC	57534

Breckinridge Capital Advisors, Inc.	43833

JS Asset Management, LLC	63964

Causeway Capital Management LLC	60343

Investment Manager	SEC File No. 801-
Sustainable Growth Advisers, L.P.	62151
Wellington Management Company LLP	15908
Hirtle, Callaghan & Co., Inc. (“HCCI”) has entered into an Investment Advisory Agreement with the Trust under which HCCI has investment discretion with regard to the assets of the Trust. Information regarding the business and other connections of HCCI’s officers and directors, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedules A and D of HCCI’s Form ADV, File No. 801-32688, which has been filed with the Securities and Exchange Commission.
Item 27. Principal Underwriters.
(a)	Foreside Fund Services, LLC, Registrant’s underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1)	American Beacon Funds

2)	American Beacon Mileage Funds

3)	American Beacon Select Funds

4)	Henderson Global Funds

5)	Ironwood Series Trust

6)	Bridgeway Funds, Inc.

7)	Monarch Funds

8)	Century Capital Management Trust

9)	Sound Shore Fund, Inc.

10)	Forum Funds

11)	Hirtle Callahan Trust

12)	Central Park Group Multi-Event Fund

13)	The CNL Funds

14)	PMC Funds, Series of the Trust for Professional Managers

15)	SPA ETF Trust

16)	FocusShares Trust

17)	The Japan Fund, Inc.

18)	Wintergreen Fund, Inc.

19)	RevenueShares ETF Trust

20)	NETS Trust

(b)	The following officers of Foreside Fund Services, LLC, the Registrant’s underwriter, hold the following positions with the Registrant. Their business address is Two Portland Square, Portland, Maine 04101.

Name	Position with Underwriter	Position with Registrant
Mark S. Redman	President	None

Richard J. Berthy	Vice President and Treasurer	None

Mark A. Fairbanks	Vice President	None

Jennifer E. Hoopes	Secretary	None

Nanette K. Chern	Chief Compliance Officer and Vice President	None
Item 28. Location of Accounts and Records.
(a)	State Street Bank and Trust Company, State Street Financial Center, One Lincoln St., Boston, Massachusetts 02111 (records relating to its function custodian.)

(b)	Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

(c)	Records relating to the activities of each of the Investment Managers on behalf of the indicated Portfolio are maintained as follows:

Investment Manager	Location of Accounts and Records
The International Equity Portfolio
Capital Guardian Trust Company	333 South Hope Street Los Angeles, CA 90071

Artisan Partners Limited Partnership	100 Pine Street, Suite 2950 San Francisco, CA 94111

1000 North Water Street Milwaukee, WI 53202

Causeway Capital Management LLC	11111 Santa Monica Blvd., Suite 1550 Los Angeles, CA 90025

The Small Capitalization Equity Portfolio
Geewax & Partners LLC (formerly, Geewax, Terker & Co. LLC)	129 Hicks Road West Grove, PA 19390

Frontier Capital Management Company	99 Summer Street Boston, MA 02110

Investment Manager	Location of Accounts and Records
Sterling Johnston Capital Management, Inc.	One Sansome Street, Suite 1800 San Francisco, CA 94104

Franklin Portfolio Associates LLC	One Boston Place, 29th Floor Boston, MA 02108

IronBridge Capital Management LLC	One Parkview Plaza, Suite 600, Oakbrook Terrace, IL 60181

The Value Equity Portfolio
SSgA Funds Management, Inc.	State Street Financial Center One Lincoln St. Boston, MA 02111

Institutional Capital LLC	225 West Wacker Chicago, IL 60606

JS Asset Management, LLC	One Tower Bridge W. Conshohocken, PA 19428

The Growth Equity Portfolio
Jennison Associates LLC	466 Lexington Ave. New York, NY 10017

SSgA Funds Management, Inc.	State Street Financial Center One Lincoln St. Boston, MA 02111

Sustainable Growth Advisers, L.P.	301 Tresser Blvd., Suite 1310 Stamford, CT 06901

The Fixed Income Portfolio
Aberdeen Asset Management, Inc.	1114 Avenue of the Americas New York, NY 100362

1735 Market Street Philadelphia, PA 19103

The Intermediate-Term Municipal Bond Portfolio
Schroder Investment Management North America Inc.	875 Third Avenue New York, New York 10022

The Fixed Income II Portfolio
BlackRock Financial Management, Inc.	100 Bellevue Parkway Wilmington, DE 19809

The Fixed Income Opportunity Portfolio
Seix Investment Advisors LLC	10 Mountainview Road, Suite C-200 Upper Saddle River, NJ 07458

The Short-Term Municipal Bond Portfolio

Investment Manager	Location of Accounts and Records
Breckinridge Capital Advisors, Inc.	200 High Street Boston, Massachusetts 02110

The Institutional Value Equity Portfolio
Institutional Capital LLC	225 West Wacker Chicago, IL 60606

JS Asset Management, LLC	One Tower Bridge W. Conshohocken, PA 19428

The Institutional Value Equity Portfolio
SSgA Funds Management, Inc.	State Street Financial Center One Lincoln St. Boston, MA 02111

The Institutional Growth Equity Portfolio
Jennison Associates LLC	466 Lexington Ave. New York, NY 10017

SSgA Funds Management, Inc.	State Street Financial Center One Lincoln St. Boston, MA 02111

Sustainable Growth Advisers, L.P.	301 Tresser Blvd., Suite 1310 Stamford, CT 06901

The Institutional Small Capitalization Equity Portfolio
Geewax & Partners LLC (formerly, Geewax, Terker & Co. LLC)	129 Hicks Road West Grove, PA 19390

Frontier Capital Management Company	99 Summer Street Boston, MA 02110

Sterling Johnston Capital Management, Inc.	One Sansome Street, Suite 1800 San Francisco, CA 94104

Franklin Portfolio Associates LLC	One Boston Place, 29th Floor Boston, MA 02108

IronBridge Capital Management LLC	One Parkview Plaza, Suite 600, Oakbrook Terrace, IL 60181

The Institutional International Equity Portfolio
Capital Guardian Trust Company	333 South Hope Street Los Angeles, CA 90071

Artisan Partners Limited Partnership	100 Pine Street, Suite 2950 San Francisco, CA 94111

1000 North Water Street Milwaukee, WI 53202

Investment Manager	Location of Accounts and Records
Causeway Capital Management LLC	11111 Santa Monica Blvd. Suite 1550 Los Angeles, CA 90025

The Emerging Markets Portfolio
SSgA Funds Management, Inc.	State Street Financial Center One Lincoln St. Boston, MA 02111

The Real Estate Securities Portfolio
Wellington Management Company LLP	75 State Street Boston , MA 02109
Item 29. Management Services.
          None.
Item 30. Undertakings
          Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused of this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of October, 2008.

The Hirtle Callaghan Trust

/s/ Donald E. Callaghan Donald E. Callaghan
President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Robert Zion	Trustee, Treasurer and Vice-President	October 15, 2008
Robert J. Zion	(Principal Financial Officer)

/s/ Donald E. Callaghan	Trustee	October 15, 2008
Donald E. Callaghan

/s/ Donald E. Callaghan	Trustee*	October 15, 2008
Ross H. Goodman

/s/ Donald E. Callaghan	Trustee*	October 15, 2008
Jarrett Burt Kling

/s/ Donald E. Callaghan	Trustee*	October 15, 2008
Harvey Magarick

/s/ Donald E. Callaghan	Trustee*	October 15, 2008
R. Richard Williams

/s/ Donald E. Callaghan	Trustee*	October 15, 2008
Richard W. Wortham, III

*	Signed by Donald E. Callaghan, as attorney-in-fact, pursuant to a power of attorney.

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of The Hirtle Callaghan Trust, a Delaware statutory trust (the “Trust”), does hereby constitute and appoint Donald E. Callaghan and Robert J. Zion, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended (“Securities Act”), the Investment Company Act of 1940, as amended (“1940 Act”) and any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”), in connection with the registration under the Securities Act of the shares of beneficial interest of the Trust (the “Securities”) and in connection with the registration of the Trust under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Trust and the undersigned, the name of the undersigned as Trustee or an officer, as appropriate, of the Trust to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment. This power of attorney supersedes and replaces the previous power of attorney executed by the undersigned as a Trustee of the Trust on or about October 18, 2005.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of September 11, 2008.

/s/ Ross H. Goodman	/s/ R. Richard Williams
Ross H. Goodman, Trustee	R. Richard Williams, Trustee

/s/ Harvey G. Magarick	/s/ Richard W. Wortham
Harvey G. Magarick, Trustee	Richard W. Wortham III, Trustee

/s/ Jarret Burt Kling
Jarret Burt Kling, Trustee

Exhibit List
Item 23:

(d)(1)(b)	Amendment , dated March 11, 2008, to Advisory Agreement dated January 5, 2007 between the Trust and Hirtle, Callaghan & Co., LLC (formerly, Hirtle, Callaghan & Co, Inc.).

(d)(3)(a)	Portfolio Management Contract, dated July 27, 2001, between the Trust and SSgA Funds Management, Inc. related to The Value Equity Portfolio.

(d)(4)(a)	Portfolio Management Contract, dated July 27, 2001,between the Trust and SSgA Funds Management, Inc. related to The Growth Equity Portfolio.

(d)(5)(a)	Portfolio Management Contract, July 27, 1995, between the Trust and Jennison Associates LLC related to the Growth Equity Portfolio.

(d)(7)	Portfolio Management Agreement, dated August 20, 2008, between the Trust and Geewax & Partners, LLC related to The Small Capitalization Equity Portfolio.

(d)(27)	Portfolio Management Contract, dated June 30, 2008, between the Trust and Frontier Capital Management Company, LLC related to The Institutional Small Capitalization Equity Portfolio.

(d)(30)	Portfolio Management Contract, dated June 30, 2008, between the Trust and Franklin Portfolio Associates LLC related to The Institutional Small Capitalization Equity Portfolio.

(d)(31)	Portfolio Management Contract, dated June 30, 2008, between the Trust and IronBridge Capital Management LP related to The Institutional Small Capitalization Equity Portfolio.

(d)(32)	Portfolio Management Contract, dated June 30, 2008, between the Trust and Capital Guardian Trust Company related to The Institutional International Equity Portfolio.

(d)(33)	Portfolio Management Contract, dated June 30, 2008, between the Trust and Artisan Partners Limited Partnership related to The Institutional International Equity Portfolio.

(d)(34)	Portfolio Management Contract, dated June 30, 2008, between the Trust and Causeway Capital Management LLC related to The Institutional International Equity Portfolio.

(e) (1b)	Revised Schedule A to the Distribution Agreement Foreside Fund Services LLC and the Trust.

(g)(1)(c)	Revised Schedule D to the Custodian Agreement between State Street Bank and Trust Company and the Trust.

(h)(2)(e)	Revised Schedule A to the Fund Accounting Agreement between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc. ) and the Trust.

(h)(3)(e)	Revised Schedule A to the Transfer Agency Agreement between Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc. ) and the Trust.

(h)(6)(b)	Amendment dated June 30, 2008 to the Compliance Services Agreement between Foreside Compliance Services LLC and the Trust, dated July 1, 2007.

(h)(6)(c)	Revised Appendix A to the Compliance Services Agreement between Foreside Compliance Services LLC and the Trust.

(j)	Consent of Independent Registered Public Accounting Firm.

(p)(4)	Revised Code of Ethics, dated December, 2007, adopted by Capital Guardian Trust Company.

(p)(5)	Revised Code of Ethics, dated May 1, 2008, adopted by Artisan Partners Limited Partnership.

(p)(21)	Code of Ethics, dated January, 2007, for Wellington Management Company LLP.